     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 22, 2004

                                                    1933 ACT FILE NO. 333-110072

                                                     1940 ACT FILE NO. 811-21458
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                   FORM  N-2
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                       PRE-EFFECTIVE AMENDMENT NO. 1 [X]
                        POST-EFFECTIVE AMENDMENT NO. [ ]

                                     and/or

      Registration Statement Under the Investment Company Act of 1940 [X]

                              Amendment No. 1 [X]

                        (Check Appropriate Box Or Boxes)

                        MAN-GLENWOOD LEXINGTON TEI, LLC
               (Exact Name of Registrant as Specified in Charter)

               123 N. WACKER DRIVE, 28TH FLOOR, CHICAGO, IL 60606
              (Address of Principal Executive Offices) (Zip Code)

                                 (312) 881-6500
               Registrant's Telephone Number, Including Area Code
                             ---------------------

                                  STEVEN ZORIC
                        123 N. WACKER DRIVE, 28TH FLOOR
                               CHICAGO, IL 60606
                    Name and Address (of Agent for Service)

                          COPIES OF COMMUNICATIONS TO:

                            MICHAEL S. CACCESE, ESQ.
                           KIRKPATRICK & LOCKHART LLP
                                75 STATE STREET
                          BOSTON, MASSACHUSETTS 02109

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING. As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

It is proposed that this filing will become effective (check appropriate box):
[X] when declared effective pursuant to Section 8(c)

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                            PROPOSED MAXIMUM     PROPOSED MAXIMUM
                                         AMOUNT BEING        OFFERING PRICE     AGGREGATE OFFERING       AMOUNT OF
TITLE OF SECURITIES BEING REGISTERED    REGISTERED(1)           PER UNIT              PRICE         REGISTRATION FEES(1)
------------------------------------------------------------------------------------------------------------------------
Units of Limited Liability Company
  Interest, par value $0.01........       1,000,000             $100.00            $100,000,000          $12,670.00
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

(1) A registration fee of $80.90 was previously paid in connection with the initial filing filed on October 29, 2003.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE FOR THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO NOTIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information in this Prospectus is incomplete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities, and we are not soliciting offers to buy these securities, in any state where the offer or sale is not permitted.

                   SUBJECT TO COMPLETION DATED MARCH 22, 2004

(GLENWOOD LOGO)                                                       (MAN LOGO)

                                   PROSPECTUS

                        MAN-GLENWOOD LEXINGTON TEI, LLC
             1,000,000 Units of Limited Liability Company Interests

  ------------------------------------------------------------------------------------------------------------
                                                                                            Proceeds to
                                  Price to Public              Sales Load (1)              Registrant (2)
  ------------------------------------------------------------------------------------------------------------
          Per Unit                      $100                         $3                         $97
  ------------------------------------------------------------------------------------------------------------
           Total                    $100,000,000                 $3,000,000                 $97,000,000
  ------------------------------------------------------------------------------------------------------------

(1) Investments of less than $100,000 are subject to a sales load of 3%, investments of $100,000 or more and less than $500,000 are subject to a sales load of 2%, and investments of $500,000 or more will be subject to a sales load of 1%, in each case computed as a percentage of the public offering price. Under a right of accumulation offered by Man-Glenwood Lexington TEI, LLC ("TEI"), the amount of each additional investment in TEI by a member of TEI (a "Member") will be aggregated with the amount of the Member's initial investment (including investment in Man-Glenwood Lexington, LLC) and any other additional investments by the Member in determining the applicable sales load at the time of such investment. No sales load will be charged to certain types of investors. See "Distribution Arrangements."

(2) The Adviser or an affiliate will bear the initial expenses of issuance.

Man-Glenwood Lexington TEI, LLC is a newly formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. TEI is designed solely for investment by tax-exempt and tax-deferred investors.

Man Investments Inc. (the "Distributor") acts as the distributor of units of limited liability company interests ("Units") on a best efforts basis, subject to various conditions. Units may be purchased through the Distributor or through brokers or dealers that have entered into selling agreements with the Distributor. TEI expects to deliver Units purchased in the initial offering on or about May 1, 2004 or on such earlier or later date as the Distributor may determine. Neither the Distributor nor any other broker or dealer is obligated to buy from TEI any of the Units. There is no minimum aggregate amount of Units required to be purchased in the initial offering. In addition, the Distributor (or one of its affiliates) may pay from its own resources additional compensation, commissions or promotional incentives either at the time of sale or on an ongoing basis, to brokers and dealers for Units sold by such brokers and dealers, and to Investor Service Providers, as defined below, for ongoing investor servicing. Such payments may be made for the provision of sales training, product education and access to sales staff, the support and conduct of due diligence, the provision of information and support to clients, and the provision of other services. The receipt of such payments could create an incentive for the third party to offer TEI instead of similar investments where such payments are not received.

In making an investment decision, an investor must rely upon his, her or its own examination of TEI and the terms of the offering, including the merits and risks involved, of the Units described in this prospectus ("Prospectus").

The Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under TEI's Limited Liability Company Agreement (the "LLC Agreement"), the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws, pursuant to registration or exemption from these provisions. To provide a limited degree of liquidity to investors, TEI may from time to time offer to repurchase Units pursuant to written tenders by investors. Repurchases will be made at such times, in such amounts, and on such terms as may be determined by the Board, in its sole discretion. However, investors do not have the right to require TEI to redeem any or all of their Units.

The Units have not been approved or disapproved by the Securities and Exchange Commission or any other U.S. federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority, or exchange has passed upon the accuracy or adequacy of this Prospectus or the merits of an investment in the Units. Any representation to the contrary is a criminal offense.

TEI's investment objectives are:

- To preserve capital, regardless of what transpires in the U.S. or global financial markets.

- To generate attractive returns and thereby increase investors' wealth.

- To produce returns which have low correlation with major market indices.

                                March   22, 2004

(SPECIAL)

TEI invests substantially all of its investable assets in Man-Glenwood Lexington TEI, LDC (the "Offshore Fund"), a Cayman Islands limited duration company with the same investment objectives as TEI. The Offshore Fund in turn invests substantially all of its investable assets in Man-Glenwood Lexington Associates Portfolio, LLC (the "Portfolio Company"), a registered investment company with the same investment objectives as the Offshore Fund and TEI. The Offshore Fund serves solely as an intermediate entity through which TEI invests in the Portfolio Company. The Offshore Fund makes no independent investment decisions and has no investment or other discretion over the investable assets. The Offshore Fund is recognized as a corporation under tax laws of the United States and the Cayman Islands. The above structure, as discussed in this Prospectus, enables tax-deferred and tax-exempt investors to invest in TEI without receiving certain income in a form that would otherwise be taxable to such investors regardless of their tax-deferred or tax-exempt status. The Portfolio Company emphasizes efficient allocation of investor capital across a range of investment strategies, selecting pooled investment vehicles such as limited partnerships (collectively, the "Hedge Funds") managed by independent investment managers (the "Hedge Fund Managers"). The Portfolio Company's investment adviser, Glenwood Capital Investments, L.L.C. (the "Adviser"), is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and also as a "commodity trading advisor" and a "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and is a member of the National Futures Association, and, to the extent described in this Prospectus, TEI may invest in futures.

TO ALL INVESTORS

No person has been authorized to make any representations concerning TEI that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus, the statement of additional information ("SAI"), or the accompanying exhibits. This Prospectus is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Units and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document). Prospective investors should not construe the contents of this Prospectus as legal, tax, or financial advice. Each prospective investor should consult his, her, or its own professional advisors as to the legal, tax, financial, or other matters relevant to the suitability of an investment in TEI for the investor.

AN INVESTMENT IN TEI INVOLVES A HIGH DEGREE OF RISK. IT IS POSSIBLE THAT AN INVESTOR MAY LOSE SOME OR ALL OF ITS INVESTMENT. BEFORE MAKING AN INVESTMENT DECISION, AN INVESTOR AND/OR ITS ADVISER SHOULD (I) CONSIDER THE SUITABILITY OF THIS INVESTMENT WITH RESPECT TO ITS INVESTMENT OBJECTIVES AND PERSONAL SITUATION AND (II) CONSIDER FACTORS SUCH AS ITS PERSONAL NET WORTH, INCOME, AGE, RISK TOLERANCE, AND LIQUIDITY NEEDS. SHORT-TERM INVESTORS AND INVESTORS WHO CANNOT BEAR THE LOSS OF SOME OR ALL OF THEIR INVESTMENT OR THE RISKS ASSOCIATED WITH THE LIMITED LIQUIDITY OF AN INVESTMENT IN TEI SHOULD NOT INVEST IN TEI.

This Prospectus concisely provides the information that a prospective investor should know about TEI before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about
TEI, including the SAI dated March   , 2004, has been filed with the SEC. The
SAI is available upon request and without charge by writing TEI at the address above or by calling TEI at (800) 838-0232. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 51 of this Prospectus. The SAI, and other information about TEI, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Units are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

You should rely only on the information contained in this Prospectus. TEI has not authorized anyone to provide you with different information. TEI is not making an offer of Units in any state or other jurisdiction where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus. TEI is required to supplement this Prospectus to disclose any material changes in the information provided herein.

FOR A DISCUSSION OF CERTAIN RISK FACTORS AND SPECIAL CONSIDERATIONS WITH RESPECT TO OWNING UNITS, SEE "RISK FACTORS" BEGINNING ON PAGE 16 AND "TEI" ON PAGE 25 OF THIS PROSPECTUS.

TABLE OF CONTENTS

PROSPECTUS SUMMARY..........................................    3
SUMMARY OF FEES AND EXPENSES................................   15
RISK FACTORS................................................   16
  Principal Risk Factors Relating to TEI's Structure........   16
  Principal Risk Factors Relating to Types of Investments
     and Related Risks......................................   18
  Limits of Risk Disclosures................................   25
USE OF PROCEEDS.............................................   25
TEI.........................................................   25
INVESTMENT PROGRAM..........................................   27
  Investment Objectives.....................................   27
  Investment Policies.......................................   27
  Investment Strategies.....................................   28
  Leverage..................................................   30
  Investment Selection......................................   30
  Evaluation of Hedge Fund Managers and Investments.........   32
MANAGEMENT OF TEI, THE OFFSHORE FUND AND THE PORTFOLIO
  COMPANY...................................................   32
  General...................................................   32
  Administrative, Accounting, Custody, Transfer Agent, and
     Registrar Services.....................................   34
  Investor Servicing Arrangements...........................   35
HEDGE FUND MANAGERS.........................................   35
SUBSCRIPTIONS FOR UNITS.....................................   36
  Subscription Terms........................................   36
  Investor Qualifications...................................   37
REPURCHASES AND TRANSFERS OF UNITS..........................   38
  No Right of Redemption....................................   38
  Repurchases of Units......................................   38
  Repurchase Procedures.....................................   39
  Mandatory Repurchase by TEI...............................   40
CALCULATION OF NET ASSET VALUE..............................   40
UNITS AND CAPITAL ACCOUNTS..................................   43
  General...................................................   43
  Allocation of Net Profits and Losses......................   43
  Allocation of Special Items...............................   43
  Reserves..................................................   43
VOTING......................................................   44
TAXES.......................................................   44
  Tax Treatment of Fund Operations..........................   44
DISTRIBUTION ARRANGEMENTS...................................   48
  General...................................................   48
  Purchase Terms............................................   49
GENERAL INFORMATION.........................................   50
APPENDIX A: INVESTOR CERTIFICATION..........................  A-1
APPENDIX B: PERFORMANCE INFORMATION.........................  B-1
APPENDIX C: LLC AGREEMENT...................................  C-1

PROSPECTUS SUMMARY

The following is only a summary of the Prospectus and does not contain all of the information that you should consider before investing in TEI. You should review the more detailed information contained in this Prospectus and in the Statement of Additional Information ("SAI").

THE FUND
Man-Glenwood Lexington TEI, LLC ("TEI") is a newly formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company. TEI invests substantially all of its investable assets in the Offshore Fund, a Limited Duration Company ("LDC") organized under the laws of the Cayman Islands that has the same investment objectives as TEI. The Offshore Fund in turn invests substantially all of its investable assets in Man-Glenwood Lexington Associates Portfolio, LLC (the "Portfolio Company"), a separate closed-end, non-diversified, management investment company registered under the 1940 Act with the same investment objectives as TEI. Glenwood Capital Investments, L.L.C. serves as the Portfolio Company's investment adviser (the "Adviser").

TEI is designed solely for investment by tax-exempt and tax-deferred investors ("tax-exempt investors"). The above structure, as discussed below, enables tax-exempt investors to invest in TEI without receiving certain income in a form that would otherwise be taxable to such investors regardless of their tax-exempt or tax-deferred status.

TEI will offer and sell units of limited liability company interests (the "Units") in larger minimum denominations (compared to open-end mutual funds) to tax-exempt and tax-deferred Eligible Investors (as defined below). Unlike many private investment funds, however, TEI is able to offer Units without limiting the number of investors who may participate in its investment program. TEI is offered only to certain Eligible Investors, which include: (1) pension, profit-sharing, or other employee benefit trusts that are exempt from taxation under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), by reason of qualification under Section 401 of the Code; (2) employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code; (3) certain deferred compensation plans established by corporations, partnerships, non-profit entities or state and local governments, or government-sponsored programs; (4) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); (5) individual retirement accounts ("IRAs") (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans; and (6) state colleges and universities ((1) through (6) collectively, "Eligible Investors"). Eligible Investors also must meet certain additional criteria set forth below.

Eligible Investors who purchase Units in the offering, and other persons who acquire Units and are admitted to TEI by its Board of Managers (each individually a "Manager" and collectively the "Board"), will become members of TEI (the "Members").

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
TEI, the Offshore Fund and the Portfolio Company's investment objectives are:

     - To preserve capital, regardless of what transpires in the U.S. or global financial markets.

     - To generate attractive returns and thereby increase investors' wealth.

     - To produce returns which have low correlation with major market indices.

TEI attempts to achieve its objectives by investing all or substantially all of its investable assets, through the Offshore Fund, in the Portfolio Company, which utilizes a multi-strategy, multi-manager approach to attain these objectives. The Portfolio Company emphasizes efficient allocation of investor capital among hedge funds and other pooled investment vehicles such as limited partnerships (collectively, the "Hedge Funds") with a

                                             Man-Glenwood Lexington TEI, LLC   3
range of investment strategies, managed by independent investment managers (the "Hedge Fund Managers"). The Adviser believes that there are benefits to be derived from exposure to a broad range of Hedge Funds and investment strategies and that the fund of funds approach maximizes the potential for stable, positive returns over a full economic cycle.

Certain Hedge Fund Managers borrow money, trade securities or futures on margin or leverage their investments through various means. The Portfolio Company employs borrowing to facilitate additional subscriptions for and redemptions of Units. In addition, the Portfolio Company may, but does not currently intend to, leverage its investments with the Hedge Fund Managers.

TEI offers Eligible Investors the following potential advantages:

     - Spreading of risk across a number of investment strategies, Hedge Fund Managers, Hedge Funds, and markets.

     - Professional selection and evaluation of Hedge Funds and Hedge Fund Managers. The principals of the Adviser have extensive experience in applying a broad range of multi-strategy investment approaches.

     - Ability to invest with Hedge Fund Managers whose minimum account size is higher than most individual investors would be willing or able to commit.

     - Limited liability.

     - Not incurring unrelated business taxable income ("UBTI"), which would be taxable income to otherwise tax-exempt or tax-deferred entities.

     - Administrative convenience.

The Portfolio Company's investment process involves the Adviser's identification of Hedge Funds, investment strategies, and Hedge Fund Managers that it considers to have excellent risk-adjusted returns and attractive correlation characteristics. The Adviser then allocates the Portfolio Company's capital among Hedge Funds, investment strategies, and Hedge Fund Managers and tracks their ongoing performance. Among the investment strategies that may be pursued by Hedge Funds that the Adviser selects for the Portfolio Company are the following:

     - Commodities and futures

     - Distressed securities

     - Equities - balanced long/short

     - Equities - either long/short

     - Equities - short

     - Equities - trading

     - International opportunistic

     - International regional

     - Mergers and reorganizations

     - Industry sectors

     - Strategic block

     - Relative value

The Adviser anticipates that the Portfolio Company will continuously maintain investments in several different strategies directed by a number of Hedge Fund Managers. Each investment strategy may be represented in the Portfolio Company's portfolio by one or more Hedge Funds. In selecting an investment strategy, the

 4  Man-Glenwood Lexington TEI, LLC

Adviser evaluates the effect of investing in such strategy on the overall asset allocation of the Portfolio Company. Emphasis is given to the degree to which an investment strategy's performance is expected to be independent of the performance of strategies already being used by Hedge Funds represented in the Portfolio Company.

Allocation will depend on the Adviser's assessment of the likely risks and returns of various investment strategies that the Hedge Funds utilize and the likely correlation among the Hedge Funds under consideration. The Adviser uses a combination of qualitative and proprietary quantitative screens to efficiently distill the universe of thousands of hedge fund managers down to a shorter list of the "best" prospects, those that the Adviser believes have the greatest potential to add value to its portfolios. It then conducts due diligence on these prospects by evaluating the investment processes and by focusing on each of these managers as a small dynamic business. The Adviser evaluates the challenges and potential hurdles it believes each manager might face and its ability to successfully navigate such hurdles.

The Adviser reviews the performance of the Portfolio Company's Hedge Funds and Hedge Fund Managers on a regular basis. Hedge Fund Managers are frequently contacted for their analysis of significant events as they relate to their investment strategies and influence their investment decisions. The Adviser also makes periodic comparative evaluations of Hedge Fund Managers and other managers utilizing similar investment strategies.

If a Hedge Fund Manager's relative performance is poor or if significant changes occur in a Hedge Fund Manager's approach or investments, the capital allocation to that Hedge Fund Manager may be reduced or withdrawn. The allocations of the Portfolio Company's assets among different Hedge Funds, investment strategies, and Hedge Fund Managers are adjusted from time to time to reflect the Adviser's analysis of which Hedge Funds, investment strategies, and Hedge Fund Managers are best suited to current market conditions.

The Adviser also has the authority to make certain investments directly on behalf of the Portfolio Company. This authority may be used, among other reasons, to make investments in consultation with a potential Hedge Fund Manager with whom the Portfolio Company has not yet opened a formal account. In such event, the potential Hedge Fund Manager would usually receive from the Portfolio Company a consulting fee or salary for his services.

As set forth above, TEI attempts to achieve its objective by investing all or substantially all of its investable assets, through the Offshore Fund, in the Portfolio Company, which utilizes a multi-strategy, multi-manager approach that emphasizes efficient allocation of capital across a range of Hedge Funds and Hedge Fund strategies.

See "Investment Program."

ERISA PLANS AND OTHER TAX-EXEMPT ENTITIES
Because the Portfolio Company, in which TEI invests substantially all of its investable assets through investment in the Offshore Fund, and the Hedge Funds may use leverage, tax-exempt investors subject to the Employee Retirement Security Act of 1974 ("ERISA"), and other tax-deferred and tax-exempt investors, ordinarily could incur income tax liability to the extent that the Portfolio Company's transactions are treated as giving rise to unrelated business taxable income ("UBTI"). TEI, however, because of its structure, should not pass UBTI on to its investors, and is designed as an investment for tax-exempt and tax-deferred investors, such as Eligible Investors. See "Taxes."

OFFSHORE FUND
The Offshore Fund is interposed between TEI and the Portfolio Company and serves as an intermediate entity so that any UBTI generated by certain investment activities of the Portfolio Company, through the Hedge Funds, is not ultimately incurred by a Member. The Offshore Fund is organized as an LDC, or limited duration company, in the Cayman Islands. The Offshore Fund has two members: TEI, which serves as the managing member, and the Adviser, which holds only a nominal non-voting interest in the Offshore Fund. TEI and the

                                             Man-Glenwood Lexington TEI, LLC   5

Adviser have delegated all management of the Offshore Fund to TEI, and TEI is the managing member of the Offshore Fund. The Offshore Fund has no independent investment discretion or other decision-making capabilities and effectively is controlled by the Board of TEI. As an LDC, the Offshore Fund offers its members limited liability and is treated as a corporation under the taxation laws of the Cayman Islands and the United States. Any UBTI received by the Offshore Fund will be subject to taxation in the Cayman Islands, which currently has no income, corporation, capital gains or other taxes in effect, and will be distributed to TEI as dividend income. UBTI therefore will not flow through the Offshore Fund to Members of TEI. Eligible Investors therefore will not receive UBTI that would otherwise be taxable income despite their tax-deferred or tax-exempt status. See "Offshore Fund" and "Taxes."

THE INVESTMENT ADVISER
The Adviser is an Illinois limited liability company and is registered with the CFTC as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association ("NFA"). The Adviser is also registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

Since its inception in 1987 (through a predecessor firm), the Adviser has focused primarily on building multi-strategy, multi-manager fund of hedge fund portfolios. The Adviser has assembled a closely-knit team of investment management specialists with considerable experience in the hedge fund industry. It has also built an extensive network of industry contacts and a proprietary database with thousands of managers, enabling it to offer investors access to some of the finest investment management talent. Its rigorous portfolio construction process and disciplined investment management approach have earned the Adviser its reputation as a leading, established provider of multi-strategy, multi-manager funds of hedge funds.

The Adviser, which was founded through a predecessor firm in 1987, currently advises approximately $5.0 billion (as of December 31, 2003), on a discretionary and non-discretionary basis, for both private clients and large institutional investors around the world. Since October 2000, the Adviser has been a wholly owned subsidiary of Man Group plc, a company listed on the London Stock Exchange and a constituent of the FTSE 100 index of leading UK stocks. Man Group plc is a diversified global financial services firm that engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions, and other activities.

The Adviser is responsible for the day-to-day management of the Portfolio Company and for the allocation of the Portfolio Company's assets to various Hedge Funds, subject to policies adopted by the Board. The principals of the Adviser will devote such time to the ongoing operations of the Portfolio Company as they deem advisable in order to implement and monitor the Portfolio Company's investment program.

See "Management of TEI, Offshore Fund and The Portfolio Company - General."

MANAGEMENT FEE
The Portfolio Company pays the Adviser a quarterly fee (the "Management Fee") computed at the annual rate of 1.75% of the aggregate value of its outstanding interests determined as of the last day of each month and payable quarterly (before any repurchases of interests). See "Management of TEI, Offshore Fund and The Portfolio Company - General."

ADMINISTRATION FEES
The Adviser will provide certain administrative services to TEI, the Offshore Fund and the Portfolio Company. The Offshore Fund has minimal expenses and the Adviser, or an affiliate of the Adviser, has agreed to bear all costs related to the Offshore Fund. In consideration for the services to TEI and the Portfolio Company, TEI will pay the Adviser a quarterly fee computed at the annual rate of 0.25% of the aggregate value of outstanding Units determined as of the last day of each calendar month and paid quarterly (the "Services Fee"). In addition to the administrative services provided by the Adviser, SEI Investments Global Funds Services will

 6  Man-Glenwood Lexington TEI, LLC
provide certain other administrative services to TEI, the Offshore Fund and the Portfolio Company. To the extent that the Offshore Fund incurs charges for these services, the Adviser, or an affiliate of the Adviser, has agreed to bear all costs related to the Offshore Fund. In consideration of these services, TEI will pay SEI Investments Global Funds Services a quarterly fee which is not expected to exceed an annual rate of up to 0.25% of the aggregate value of outstanding Units determined as of the last day of each calendar month and paid quarterly (the "Accounting and Other Services Fee"), a portion of which may be paid by the Portfolio Company. See "Management of TEI, Offshore Fund and The Portfolio Company - Administrative, Accounting, Custody, Transfer Agent, and Registrar Services."

INVESTOR SERVICING FEE
TEI will pay a quarterly fee computed at the annual rate of 0.50% of the aggregate value of its outstanding Units, determined as of the last day of each calendar month (before any repurchases of Units) and paid quarterly, to Man Investments Inc. (the "Distributor") to reimburse it for payments made to broker-dealers and certain financial advisers that have agreed to provide ongoing investor services and account maintenance services to investors in TEI that are their customers ("Investor Service Providers") and for the Distributor's ongoing investor servicing. Each Investor Service Provider will be paid based on the aggregate value of outstanding Units held by investors that receive services from the Investor Service Provider. In addition, the Distributor (or one of its affiliates) may pay from its own resources additional compensation to Investor Service Providers for ongoing investor servicing. See "Management of TEI, Offshore Fund and the Portfolio Company - Investor Servicing Arrangements."

INVESTOR ELIGIBILITY
Each investor will be required to represent that he, she, or it is acquiring Units directly or indirectly for the account of an "Eligible Investor." An Eligible Investor includes (1) pension, profit-sharing, or other employee benefit trusts that are exempt from taxation under Section 501(a) of the Code by reason of qualification under Section 401 of the Code; (2) employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code; (3) certain deferred compensation plans established by corporations, partnerships, non-profit entities or state and local governments, or government-sponsored programs; (4) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); (5) individual retirement accounts ("IRAs") (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans; and (6) state colleges and universities ((1) through (6) collectively, "Eligible Investors"). Eligible Investors also must meet certain additional criteria set forth below.

In addition, an Eligible Investor must also be one or more of the following:

     - any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, that has total assets in excess of $1,000,000;

     - any employee benefit plan within the meaning of ERISA if the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $1,000,000 or, if a self-directed plan, the investment decisions are made solely by persons that meet one of the other criteria listed below;

     - Any organization described in section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Units, with total assets in excess of $1,000,000;

     - A trust (i) with total assets in excess of $1,000,000, (ii) that was not formed for the purpose of investing in TEI, and (iii) of which the person responsible for directing the investment of assets in TEI has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

                                             Man-Glenwood Lexington TEI, LLC   7

     - Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of purchase exceeds $1,000,000;

     - Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

     - Any individual or entity that has an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account; or

     - An entity in which all of the equity owners meet the qualifications set forth above.

Existing Members subscribing for additional Units will be required to verify their status as Eligible Investors at the time of the additional subscription. The qualifications required to invest in TEI will appear in an application form that must be completed by each prospective investor. See "Subscriptions for Units - Investor Qualifications."

With the exception of a seed money investment by the Adviser, which is required by law, TEI is only open to Eligible Investors as set forth above.

INVESTOR SUITABILITY
An investment in TEI involves substantial risks. It is possible that an investor may lose some or all of its investment. Before making an investment decision, an investor and/or its adviser should (i) consider the suitability of this investment with respect to its investment objectives and personal situation and
(ii) consider factors such as its personal net worth, income, age, risk tolerance, and liquidity needs. See "Risk Factors." Short-term investors and investors who cannot bear the loss of some or all of their investment or the risks associated with the limited liquidity of an investment in TEI should not invest in TEI.

THE OFFERING
TEI is offering $100,000,000 in Units through the Distributor, and through brokers and dealers that have entered into selling agreements with the Distributor. See "Distribution Arrangements." It is expected that the initial offering of Units will close on May 1, 2004. Subsequent to the initial offering, it is expected that Units will be offered and may be purchased on a monthly basis through December 1, 2005 or at such other times as may be determined by the Board. It is expected that beginning January 1, 2006, Units will be offered on a calendar quarterly basis or at such other times as may be determined by the Board. The Board may discontinue accepting subscriptions on a monthly or quarterly basis at any time.

Units will be sold at the then-current net asset value per Unit as of the date on which the subscription is accepted. The minimum initial investment in TEI by any Eligible Investor is $25,000, and the minimum additional investment in TEI by any Member is $10,000. TEI may accept investments for any lesser amount under certain circumstances. Certain selling brokers or dealers and financial advisers may impose higher minimums.

Investments of less than $100,000 are subject to a sales load of 3%, investments of $100,000 or more and less than $500,000 are subject to a sales load of 2%, and investments of $500,000 or more will be subject to a sales load of 1%, in each case computed as a percentage of the public offering price.

Under a right of accumulation offered by TEI, the amount of each additional investment in TEI by a Member will be aggregated with the amount of the Member's initial investment (including investment in Man-Glenwood Lexington, LLC) and any other additional investments by the Member in determining the applicable sales load at the time of subsequent purchases. The right of accumulation also applies to investments in TEI by an investor's spouse and investments for certain related accounts. In addition, no sales load will be charged to certain types of investors. To be eligible to receive a waiver of the sales load, an investor must advise the Distributor or the selling broker or dealer when making an investment. See "Distribution Arrangements."

 8  Man-Glenwood Lexington TEI, LLC

The full amount of the sales load is reallowed by the Distributor to selling brokers and dealers. In addition, the Distributor (or one of its affiliates) may pay from its own resources additional compensation, either at the time of sale or on an ongoing basis, to brokers and dealers in respect of Units sold by such brokers and dealers.

See "Subscriptions for Units - Subscription Terms" and "Distribution Arrangements."

BORROWING AND USE OF LEVERAGE
The Portfolio Company may, but does not currently intend to, borrow money to leverage its investments in the Hedge Funds. The Portfolio Company is authorized to borrow money to meet repurchase requests, to make bridge financings of investments in Hedge Funds, and for cash management purposes. TEI is authorized to borrow money to meet repurchase requests and for cash management purposes, but does not expect to ordinarily conduct such activity. Borrowings will be subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by Hedge Funds are not subject to this requirement. See "Risk Factors - Principal Risk Factors Relating to Types of Investments and Related Risks - Use of Leverage" and "Investment Program - Investment Strategies."

CLOSED-END FUND STRUCTURE: LIMITED LIQUIDITY AND TRANSFER RESTRICTIONS
TEI and the Portfolio Company have been organized as closed-end management investment companies. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that closed-end fund shareholders do not have the right to redeem their shares on a daily basis. In order to meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its assets in illiquid securities. TEI and the Portfolio Company believe that unique investment opportunities exist in the market for private securities and in private funds. However, these private investments are often illiquid. For this reason, TEI and the Portfolio Company are organized as closed-end funds. See "Risk
Factors - Principal Risk Factors Relating to TEI's Structure - Limited
Liquidity."

TEI will not list the Units on any securities exchange, and it is not expected that any secondary market will develop for the Units. Members will not be able to redeem their Units on a daily basis because TEI is a closed-end fund. In addition, Units are subject to transfer restrictions that permit transfers only to persons who are Eligible Investors. Brokers, dealers, or TEI may require substantial documentation in connection with a requested transfer of Units, and Members should not expect that they will be able to transfer Units at all. Attempted transfers may require a substantial amount of time to effect. Units may not be exchanged for shares of any other Fund. As described below, however, in order to provide a limited degree of liquidity, TEI will consider whether to conduct quarterly repurchase offers for its outstanding Units. An investment in TEI is suitable only for investors who can bear the risks associated with the limited liquidity of the Units. Units should be viewed as a long-term investment. See "Risk Factors - Principal Risk Factors Relating to TEI's Structure - Limited Liquidity" and "Principal Risk Factors Relating to Types of Investments and Related Risks - Illiquid Investments."

TENDER OFFERS AND OTHER REPURCHASES OF UNITS BY TEI
Because TEI is a closed-end fund, Members do not have the right to require TEI to redeem any or all of their Units. To provide a limited degree of liquidity to investors, TEI may from time to time offer to repurchase Units pursuant to written tenders by Members. Repurchases will be made at such times, in such amounts, and on such terms as may be determined by the Board, in its sole discretion. In determining whether TEI should offer to repurchase Units, the Board will consider a variety of operational, business and economic factors. In this regard, the Board expects that TEI will offer to repurchase Units from Members on September 30, 2004. The Board expects that after that date TEI will ordinarily offer to repurchase Units from Members quarterly, on each March 31, June 30, September 30, and December 31 (or, if any such date is not a business day, on the immediately preceding business day). See "Repurchases and Transfers of Units."

TEI's assets consist primarily of its interest in the Portfolio Company, which is held through the Offshore Fund. Therefore, in order to finance the repurchase of Units pursuant to the tender offers, TEI may find it necessary to

                                             Man-Glenwood Lexington TEI, LLC   9
liquidate all or a portion of its interest in the Portfolio Company. TEI controls the Offshore Fund and, because interests in the Portfolio Company may not be transferred, TEI may withdraw a portion of its interest only pursuant to repurchase offers by the Portfolio Company made to the Offshore Fund, and a distribution from the Offshore Fund to TEI of the proceeds. TEI will not conduct a repurchase offer for Units unless the Portfolio Company simultaneously conducts a repurchase offer for the Portfolio Company's interests. The Portfolio Company's Board of Managers (the "Portfolio Company's Board") expects that the Portfolio Company will conduct repurchase offers on a quarterly basis in order to permit TEI to meet its obligations under its repurchase offers. However, there are no assurances that the Portfolio Company's Board will, in fact, decide to undertake such a repurchase offer. TEI cannot make a repurchase offer larger than a repurchase offer made by the Portfolio Company. The Portfolio Company will make repurchase offers, if any, to all of its investors, including TEI (through the Offshore Fund), on the same terms, which practice may affect the size of the Portfolio Company's offers. Subject to the Portfolio Company's investment restriction with respect to borrowings, the Portfolio Company may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

TEI has the right to repurchase Units of Members if the Board determines that the repurchase is in the best interests of TEI or upon the occurrence of certain events specified in the LLC Agreement, including, but not limited to, Members' attempted transfers in violation of the transfer restrictions described above. The LLC Agreement provides that TEI will be dissolved if the Units of any Member that has submitted a written request for repurchase of its Units, in accordance with the terms of the LLC Agreement, have not been completely repurchased by TEI within a period of two years after the Member's request. See "Repurchases and Transfers of Units - No Right of Redemption" and "- Repurchases of Units."

DISTRIBUTION POLICY
TEI does not presently intend to make periodic distributions of its net income or gains, if any, to Members. The amount and times of distributions, if any, will be determined in the sole discretion of the Board. Whether or not distributions are made, Members will be required each year to pay any applicable taxes. See "Taxes."

ALLOCATION OF PROFIT AND LOSS
The net profits or net losses of TEI (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) will be reflected in the net asset value per Unit on an ongoing basis. See "Units and Capital Accounts - Allocation of Net Profits and Losses."

PROVISION OF TAX INFORMATION TO MEMBERS
TEI will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete federal and state tax or information returns along with any tax information required by law. However, TEI may not receive tax information from Hedge Funds in a timely manner sufficient to enable TEI to prepare its information returns in time for Members to file their returns, to the extent required, without requesting an extension of the time to file from the IRS (or state taxing agencies). Accordingly, it is expected that any such Members will be required to obtain extensions of time to file their tax returns. TEI anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as required by the 1940 Act. See "Fiscal Year" below.

TAXATION
TEI intends to operate as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes. TEI should not be subject to U.S. federal income tax, and each Member will be required to report on its own annual tax return, to the extent required, the Member's distributive share of TEI's taxable income or loss. If TEI were determined to be an association or a publicly traded partnership taxable as a corporation, the taxable income of TEI would be subject to corporate income tax and any distributions of profits from TEI would be treated as dividends. See "Taxes."

 10  Man-Glenwood Lexington TEI, LLC

FISCAL YEAR
The fiscal year of TEI shall end on March 31, with the taxable year ending on December 31.

RISK FACTORS
TEI's and the Portfolio Company's investment program is speculative and entails substantial risks. No assurance can be given that TEI's or the Portfolio Company's investment objectives will be achieved. The risks to which an investor in TEI is subject include the following:

     - Investment Types and Techniques - The Hedge Funds may invest and trade in a wide range of securities and other financial instruments. Although the Hedge Funds will primarily invest and trade in equity and debt securities, they may also invest and trade in currencies, financial futures, and other equity- and debt-related instruments (i.e., instruments that may derive all or a portion of their value from equity or debt securities). The Hedge Funds are generally not limited in the markets, either by location or type, such as large capitalization, small capitalization, or non-U.S. markets, in which they invest or in the investment discipline that their Hedge Fund Managers may employ, such as value or growth or bottom-up or top-down analysis. The Hedge Funds may use various investment techniques for hedging and non-hedging purposes. A Hedge Fund may, for example, sell securities short, purchase and sell option and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Prospectus. The use of these techniques may be an integral part of a Hedge Fund's investment strategy, and may involve certain risks, including the risk that the Portfolio Company will lose all or part of its investment in the Hedge Fund. See "Principal Risk Factors Relating to Types of Investments and Related Risks."

     - Use of Leverage - The Portfolio Company may, but does not currently intend to, leverage its investments through borrowing and other means, which would increase any loss incurred. The Hedge Fund Managers may use leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any loss incurred. The more leverage is employed, the more likely a substantial change will occur, either up or down, in the value of the instrument. Because of the relatively small intrinsic profits in "hedge" positions or in "arbitrage" positions, some Hedge Fund Managers may use leverage to acquire extremely large positions in an effort to meet their rate of return objectives. Consequently, they will be subject to major losses in the event that market disruptions destroy the hedged nature of such positions. See "Principal Risk Factors Relating to Types of Investments and Related Risks."

     - Allocation among Hedge Fund Managers - The Adviser may, from time to time, change the percentage of assets allocated to each Hedge Fund Manager. Allocation changes are likely to occur (a) because of performance differences among the Hedge Fund Managers and (b) as the result of TEI and the Portfolio Company receiving additional capital contributions during periods when certain Hedge Fund Managers may no longer be accepting additional funds (for example, because of capacity restrictions). At times, the Portfolio Company might have to place some or all of any additional capital with new Hedge Fund Managers. TEI's success may depend, therefore, not only on the Hedge Fund Managers the Adviser currently has selected for the Portfolio Company and its ability to allocate the Portfolio Company's assets successfully among those Hedge Fund Managers but also on the Adviser's ability to identify new Hedge Fund Managers. See "Principal Risk Factors Relating to Types of Investments and Related Risks."

     - Fees and Expenses - TEI's and the Portfolio Company's fees and expenses, including the Management Fee and Services Fee payable to the Adviser, and the compensation of the Hedge Fund Managers result in two levels of fees and greater expense than would be associated with direct investment. TEI's expenses thus may constitute a higher percentage of net assets than expenses associated with other types of investment entities. The Offshore Fund's expenses are anticipated to be minimal and will be borne by the Adviser, or an affiliate of the Adviser.

                                            Man-Glenwood Lexington TEI, LLC   11

     - Lack of Liquidity of Units - TEI is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle. TEI does not currently intend to list the Units for trading on any national securities exchange. There is no secondary trading market for Units, and it is not expected that such a market will develop. Units therefore are not readily marketable. Because TEI is a closed-end investment company, Units may not be redeemed on a daily basis, and they currently may not be exchanged for shares of any other fund.

     - No Guarantee of Quarterly Repurchase Offers - Although TEI, at the discretion of TEI's Board, will consider whether to make quarterly repurchase offers of its outstanding Units at net asset value, Units are significantly less liquid than shares of funds that trade on a stock exchange. There is no guarantee that you will be able to sell all of your Units that you desire to sell in any particular offer. If a repurchase offer is oversubscribed by Unit holders, TEI will repurchase only a pro rata portion of the Units tendered by each Unit holder. The potential for pro-ration may cause some investors to tender more Units for repurchase than they otherwise would wish to have repurchased. In addition, in extreme cases, TEI may not be able to complete repurchases if the Portfolio Company is unable to repurchase a portion of TEI's interest in the Portfolio Company, held through the Offshore Fund, due to the Portfolio Company's holding of illiquid investments. In that event, you may be able to sell your Units only if you are able to find an Eligible Investor willing to purchase your Units. Any such sale may have to be negotiated at unfavorable prices and must comply with applicable securities laws and must be approved by the Board.

     - Potential Consequences of Quarterly Repurchase Offers - TEI's repurchase offer policy may have the effect of decreasing the size of TEI and thus the Portfolio Company over time from what they otherwise would have been. It may therefore force the Portfolio Company to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Portfolio Company and cause its expense ratio to increase. In addition, because of the limited market for the Portfolio Company's private securities, the Portfolio Company may be forced to sell its public securities, if any, in order to meet cash requirements for repurchases. This may have the effect of substantially increasing the Portfolio Company's ratio of illiquid private securities to liquid investments for the remaining investors.

     - Investment in Offshore Fund - The Offshore Fund is not registered under the 1940 Act, and is not subject to the investor protections offered by that Act. TEI, by investing in the Offshore Fund, will not have the protections offered to investors in registered investment companies. TEI, however, will control the Offshore Fund, making it unlikely that the Offshore Fund will take action contrary to the interests of investors in TEI.

     - Changes in United States and/or Cayman Islands Law - If there are changes in the laws of the United States and/or the Cayman Islands, under which TEI and the Offshore Fund, respectively, are organized, so as to result in the inability of TEI and/or the Offshore Fund to operate as set forth in this Prospectus, there may be a substantial effect on investors. For example, if Cayman Islands law changes such that the Offshore Fund must conduct business operations within the Cayman Islands, or pay taxes, investors in TEI would likely suffer decreased investment returns. If Cayman Islands law, which requires a limit for an LDC's existence of 30 years, were to change such that, at the end of 30 years, TEI could not replace the Offshore Fund with another identical LDC, the structure of TEI would be impacted, potentially in an adverse manner. Such changes also could result in the inability of TEI to operate on a going forward basis, resulting in TEI being liquidated.

     - Tax Risks - Special tax risks are associated with an investment in TEI. There can be no assurance that the positions of TEI relating to the consequences of its investment transactions will be accepted by the tax authorities. See "Taxes" and "Principal Risk Factors Relating to Types of Investments and Related Risks - Tax Risks."

     - Potential Conflicts of Interest - The investment activities of the Adviser, the Hedge Fund Managers and their affiliates for their own accounts and other accounts they manage, and the management activities of

 12  Man-Glenwood Lexington TEI, LLC
       the Adviser, may give rise to conflicts of interest that may disadvantage TEI and the Portfolio Company. Man Group plc, as a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities, may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of TEI, the Portfolio Company, or the Members.

     - Other Investors in the Portfolio Company - Other investors in the Portfolio Company may alone or collectively own or acquire sufficient voting interests in the Portfolio Company to control matters relating to the operation of the Portfolio Company, which may require TEI, through the Offshore Fund, to withdraw its investment in the Portfolio Company or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio Company). If securities and other noncash assets are distributed, TEI could incur brokerage, tax, or other charges in converting those assets to cash. In addition, the distribution in kind may reduce the range of investments in the portfolio or adversely affect the liquidity of TEI. Notwithstanding the above, there are other means for meeting repurchase requests, such as borrowing.

Investing in a fund of hedge funds, such as TEI, the Offshore Fund, and the Portfolio Company, involves other risks, including the following:

     - Investments in Hedge Funds entail a high degree of risk. It is possible that the Portfolio Company could lose all or part of its investment in a Hedge Fund, which would directly and adversely affect TEI's performance.

     - The Hedge Funds generally will not be registered as investment companies under the 1940 Act and TEI, as an indirect investor in these Hedge Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. Although the Adviser will periodically receive information from each Hedge Fund regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information. Hedge Funds are typically not contractually or otherwise obligated to inform their investors, including the Portfolio Company, of details surrounding proprietary investment strategies or positions. In addition, the Portfolio Company and the Adviser have no control over the Hedge Funds' investment management, brokerage, custodial arrangements or operations and must rely on the experience and competency of each Hedge Fund Manager in these areas. The performance of TEI and the Portfolio Company is entirely dependent on the success of the Adviser in selecting Hedge Funds for investment by the Portfolio Company and the allocation and reallocation of the Portfolio Company's assets among Hedge Funds.

     - There is a risk of misconduct by Hedge Fund Managers. When the Adviser invests the Portfolio Company's assets with a Hedge Fund Manager, the Portfolio Company does not have custody of the assets or control over their investment. Therefore, there is always the risk that the Hedge Fund Manager could divert or abscond with the assets, inaccurately or fraudulently report the Hedge Fund's value, fail to follow agreed upon investment strategies, provide false reports of operations, or engage in other misconduct. The Hedge Fund Managers with whom the Adviser invests the Portfolio Company's assets are generally private and have not registered their securities or investment advisory operations under federal or state securities laws. This lack of registration, with the attendant lack of regulatory oversight, may enhance the risk of misconduct by the Hedge Fund Managers. There also is a risk that regulatory actions may be taken by governmental or other authorities against Hedge Fund Managers, which may expose investors, such as the Portfolio Company, that have placed assets with such Hedge Fund Managers to losses.

     - An investor who meets the eligibility conditions imposed by the Hedge Funds, including minimum initial investment requirements that may be substantially higher than those imposed by TEI, could invest directly in the Hedge Funds. By investing in the Hedge Funds indirectly through TEI, an investor bears a proportionate part of the asset-based fees paid by the Portfolio Company to the Adviser and other

                                            Man-Glenwood Lexington TEI, LLC   13
       expenses of TEI and the Portfolio Company, and also indirectly bears a portion of the asset-based fees, performance or incentive allocations and other expenses borne by the Portfolio Company as an investor in the Hedge Funds.

     - Each Hedge Fund Manager generally will charge the Portfolio Company an asset-based fee, and some or all of the Hedge Fund Managers will receive performance or incentive allocations. The asset-based fees of the Hedge Fund Managers are generally expected to range from 1% to 2% annually of the net assets under their management and the performance or incentive allocations to the Hedge Fund Managers are generally expected to range from 15% to 25% of net profits annually, although on occasion this could be higher. The receipt of a performance or incentive allocation by a Hedge Fund Manager may create an incentive for a Hedge Fund Manager to make investments that are riskier or more speculative than those that might have been made in the absence of such an incentive. Also, incentive fees may be paid to Hedge Fund Managers who show net profits, even though the Portfolio Company and TEI, as a whole, may incur a net loss. In addition, because a performance or incentive allocation will generally be calculated on a basis that includes unrealized appreciation of a Hedge Fund's assets, these allocations may be greater than if they were based solely on realized gains. Generally, the Hedge Fund Managers' compensation is determined separately for each year or shorter period; whenever possible, agreements are obtained to carry forward losses to subsequent periods in determining the fee for such periods.

     - Investment decisions of the Hedge Funds are made by the Hedge Fund Managers independently of each other. Consequently, at any particular time, one Hedge Fund may be purchasing interests in an issuer that at the same time are being sold by another Hedge Fund. Investing by Hedge Funds in this manner could cause TEI and the Portfolio Company to indirectly incur certain transaction costs without accomplishing any net investment result. Possible lack of transparency regarding such Hedge Fund positions may lead to lack of intended diversification in the Portfolio Company.

     - The Hedge Funds may, at any time and without notice to the Portfolio Company, change their investment objectives, policies, or strategies. This may adversely affect the Portfolio Company's allocation among investment strategies and may adversely affect the Portfolio Company's overall risk.

     - The Portfolio Company may make additional investments in, or withdrawals from, the Hedge Funds only at certain times specified in the governing documents of the Hedge Funds. The Portfolio Company from time to time may, in turn, have to invest some of its assets temporarily in high quality fixed income securities and money market instruments or may hold cash or cash equivalents pending the investment of assets in Hedge Funds or for other purposes.

     - To the extent the Portfolio Company's holdings in a Hedge Fund afford it no ability to vote on matters relating to the Hedge Fund, the Portfolio Company will have no say in matters that could adversely affect the Portfolio Company's investment in the Hedge Fund. Hedge Funds may be permitted to distribute securities in kind to investors, including the Portfolio Company. Securities that the Portfolio Company may receive upon a distribution may be illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Portfolio Company.

Prospective investors in TEI should review carefully the discussion under the captions "Principal Risk Factors Relating to Types of Investments and Related Risks" for other risks associated with TEI and the Portfolio Company's and the Hedge Fund Managers' styles of investing. An investment in TEI should only be made by investors who understand the nature of the investment, do not require more than limited liquidity in the investment, and can bear the economic risk of the investment.

 14  Man-Glenwood Lexington TEI, LLC

SUMMARY OF FEES AND EXPENSES

The following Fee Table and Example summarize the aggregate expenses of TEI, the Offshore Fund, and Man-Glenwood Lexington Associates Portfolio, LLC (the "Portfolio Company") and are intended to assist investors in understanding the costs and expenses that they will bear directly or indirectly by investing in TEI. The expenses associated with investing in a "fund of funds," such as TEI, are generally higher than those of other types of funds that do not invest primarily in other investment vehicles. This is because the unitholders of a fund of funds also indirectly pay a portion of the fees and expenses, including performance-based compensation, charged at the underlying fund level. These indirect items are not reflected in the following chart or the example below. Those fees and expenses are described below in "Risk Factors - Principal Risk Factors Relating to TEI's Structure - Investments in Other Funds."

-------------------------------------------------------------------
MEMBER TRANSACTION EXPENSES
          Sales Load (as a percentage of the offering price
         per Unit) (1)                                        3.00%
-------------------------------------------------------------------
ANNUAL EXPENSES (as a percentage of net assets attributable
  to Units)
          Management Fees                                     1.75%
-------------------------------------------------------------------
          Other Expenses (2)                                  1.25%
-------------------------------------------------------------------
TOTAL ANNUAL EXPENSES (3)                                     3.00%
-------------------------------------------------------------------

(1) Investments of less than $100,000 are subject to a sales load of 3%, investments of $100,000 or more and less than $500,000 are subject to a sales load of 2%, and investments of $500,000 or more will be subject to a sales load of 1%, in each case computed as a percentage of the public offering price. Under a right of accumulation offered by TEI, the amount of each additional investment in TEI by a Member will be aggregated with the amount of the Member's initial investment (including investment in Man-Glenwood Lexington, LLC) and any other additional investments by the Member in determining the applicable sales load at the time of the additional investment. No sales load will be charged to certain types of investors. See "Distribution Arrangements."

(2) "Other Expenses" are estimated based on TEI net assets of $100 million and anticipated expenses for the first year of TEI's operations and TEI's pro rata share of the Portfolio Company's estimated expenses for the current fiscal year, and includes professional fees and other expenses, including, without limitation, the Services Fee, the Accounting and Other Services Fee and the Investor Servicing Fee, that TEI will bear directly and indirectly through the Portfolio Company, including custody fees and expenses. See "Management of TEI, the Offshore Fund and the Portfolio Company - Administrative, Accounting, Custody, Transfer Agent, and Registrar Services" and "- Investor Servicing Arrangements."

(3) The Adviser has contractually agreed to limit total annualized expenses of TEI and the Portfolio to 3.00% through December 31, 2005 (the "Expense Limitation Agreement). The Expense Limitation Agreement shall remain in effect until December 31, 2005. Thereafter, the Expense Limitation Agreement shall automatically renew for one-year terms and may be terminated by the Adviser or TEI upon thirty (30) days' prior written notice to the other party. See "Management of TEI and The Portfolio Company - General."

For a more complete description of the various fees and expenses of TEI, see "Management of TEI, the Offshore Fund and the Portfolio Company."

                                            Man-Glenwood Lexington TEI, LLC   15

EXAMPLE
You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:

---------------------------------------------------------------------------------------------------------------------
EXAMPLE                                                CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                     --------------------------------------------------------------------------------
                                          1 YEAR               3 YEARS              5 YEARS             10 YEARS
---------------------------------------------------------------------------------------------------------------------
An investor would pay the
following expenses on a $1,000
investment, assuming a 5% annual
return throughout the periods....         $59.49               $120.25              $183.48              $352.98
---------------------------------------------------------------------------------------------------------------------

The Example is based on the fees and expenses set forth above and should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

Moreover, the rate of return of TEI may be greater or less than the hypothetical 5% return used in the Example. A greater rate of return than that used in the Example would increase the amount of certain fees and expenses paid by TEI.

RISK FACTORS

PRINCIPAL RISK FACTORS RELATING TO TEI'S STRUCTURE
POTENTIAL LOSS OF INVESTMENT. No guarantee or representation is made that TEI's and the Portfolio Company's investment program will be successful. Past performance is not indicative of future results.

LIMITED LIQUIDITY. TEI is a closed-end investment company designed primarily for long-term investors and is not intended to be a trading vehicle. TEI does not currently intend to list Units for trading on any national securities exchange. There is no secondary trading market for Units, and it is not expected that a secondary market will develop. Units therefore are not readily marketable. Because TEI is a closed-end investment company, Units in TEI may not be redeemed on a daily basis, and they currently may not be exchanged for Units of any other Fund.

Although TEI, at the discretion of TEI's Board of Managers (the "Board"), will consider whether to make quarterly tender offers for its outstanding Units at net asset value, Units are significantly less liquid than shares of funds that trade on a stock exchange. There is no guarantee that you will be able to sell all of your Units that you desire to sell in any particular tender offer. If a tender offer is oversubscribed by Unit holders, TEI will repurchase only a pro rata portion of the shares tendered by each Unit holder. The potential for pro-ration may cause some investors to tender more Units for repurchase than they otherwise would wish to have repurchased. In addition, in extreme cases, TEI may not be able to complete repurchases if the Portfolio Company is unable to repurchase a portion of TEI's interest in the Portfolio Company, held through the Offshore Fund, due to the Portfolio Company's holding of illiquid investments. In that event, you may be able to sell your Units only if you are able to find an Eligible Investor willing to purchase your Units. Any such sale may have to be negotiated at unfavorable prices and must comply with applicable securities laws and must be approved by the Board.

TEI's tender offer policy may have the effect of decreasing the size of TEI and the Portfolio Company over time from what it otherwise would have been. It may therefore force the Portfolio Company to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Portfolio Company and cause its expense ratio to increase. In addition, because of the limited market for private securities held by the Portfolio Company, the Portfolio Company may be forced to sell its public securities, if any, in order to meet cash requirements for repurchases. This may have the effect of substantially increasing the Portfolio Company's ratio of illiquid private securities to liquid public securities for the remaining investors. It is not the intention of TEI to do this; however, it may occur.

 16  Man-Glenwood Lexington TEI, LLC

INVESTMENTS IN OTHER FUNDS. When the Portfolio Company invests in pooled vehicles such as private limited partnerships, the Adviser has no control of the trading policies or strategies of such entities and does not have the same ability as with separate accounts to react quickly to changing investment circumstances due to the limited liquidity of these types of investments.

Investing in a fund of hedge funds, such as TEI, involves other risks, including the following:

     - Investments in Hedge Funds entail a high degree of risk. It is possible that the Portfolio Company could lose all or part of its investment in a Hedge Fund, which would directly and adversely affect TEI's performance.

     - The Hedge Funds generally will not be registered as investment companies under the 1940 Act and TEI, as an indirect investor in these Hedge Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. Although the Adviser will periodically receive information from each Hedge Fund regarding its investment performance and investment strategy, the Adviser may have little or no means of independently verifying this information. Hedge Funds typically are not contractually or otherwise obligated to inform their investors, including the Portfolio Company, of details surrounding proprietary investment strategies or positions. In addition, the Portfolio Company and the Adviser have no control over the Hedge Funds' investment management, brokerage, custodial arrangements or operations and must rely on the experience and competency of each Hedge Fund Manager in these areas. The performance of TEI, the Offshore Fund and the Portfolio Company is entirely dependent on the success of the Adviser in selecting Hedge Funds for investment by the Portfolio Company and the allocation and reallocation of the Portfolio Company's assets among Hedge Funds.

     - There is a risk of misconduct by Hedge Fund Managers. When the Adviser invests the Portfolio Company's assets with a Hedge Fund Manager, the Portfolio Company does not have custody of the assets or control over their investment. Therefore, there is always the risk that the Hedge Fund Manager could divert or abscond with the assets, inaccurately or fraudulently report the Hedge Fund's value, fail to follow agreed upon investment strategies, provide false reports of operations, or engage in other misconduct. The Hedge Fund Managers with whom the Adviser invests the Portfolio Company's assets are generally private and have not registered their securities or investment advisory operations under federal or state securities laws. This lack of registration, with the attendant lack of regulatory oversight, may enhance the risk of misconduct by the Hedge Fund Managers. There also is a risk that regulatory actions may be taken by governmental or other authorities against Hedge Fund Managers, which may expose investors such as the Portfolio Company, which have placed assets with such Hedge Fund Managers, to losses.

     - An investor who meets the eligibility conditions imposed by the Hedge Funds, including minimum initial investment requirements that may be substantially higher than those imposed by TEI, could invest directly in the Hedge Funds. By investing in the Hedge Funds indirectly through TEI, an investor bears a proportionate part of the asset-based fees paid by TEI to the Adviser and other expenses of TEI and the Portfolio Company, and also indirectly bears a portion of the asset-based fees, performance or incentive allocations and other expenses borne by the Portfolio Company as an investor in the Hedge Funds.

     - Each Hedge Fund Manager generally will charge the Portfolio Company an asset-based fee, and some or all of the Hedge Fund Managers will receive performance or incentive allocations. The asset-based fees of the Hedge Fund Managers are generally expected to range from 1% to 2% annually of the net assets under their management and the performance or incentive allocations to the Hedge Fund Managers are generally expected to range from 15% to 25% of net profits annually, but this may be higher on occasion. The receipt of a performance or incentive allocation by a Hedge Fund Manager may create an incentive for a Hedge Fund Manager to make investments that are riskier or more speculative than those that might have been made in the absence of such an incentive. Also, incentive fees may be paid to Hedge Fund Managers who show net profits, even though the Portfolio Company and TEI, as a

                                            Man-Glenwood Lexington TEI, LLC   17
       whole, may incur a net loss. In addition, because a performance or incentive allocation will generally be calculated on a basis that includes unrealized appreciation of a Hedge Fund's assets, these allocations may be greater than if they were based solely on realized gains. Generally, the Hedge Fund Managers' compensation is determined separately for each year or shorter period; whenever possible, agreements are obtained to carry forward losses to subsequent years in determining the fee for such years.

     - Investment decisions of the Hedge Funds are made by the Hedge Fund Managers independently of each other. Consequently, at any particular time, one Hedge Fund may be purchasing interests in an issuer that at the same time are being sold by another Hedge Fund. Investing by Hedge Funds in this manner could cause TEI to indirectly incur certain transaction costs without accomplishing any net investment result. Possible lack of transparency regarding such Hedge Fund positions may lead to lack of intended diversification in the Portfolio Company.

     - The Hedge Funds may, at any time and without notice to the Portfolio Company, change their investment objectives, policies, or strategies. This may adversely affect the Portfolio Company's allocation among investment strategies and may adversely affect the Portfolio Company's overall risk.

     - The Portfolio Company may make additional investments in, or withdrawals from, the Hedge Funds only at certain times specified in the governing documents of the Hedge Funds. The Portfolio Company from time to time may, in turn, have to invest some of its assets temporarily in high quality fixed income securities and money market instruments or may hold cash or cash equivalents pending the investment of assets in Hedge Funds or for other purposes.

     - To the extent the Portfolio Company's holdings in a Hedge Fund afford it no ability to vote on matters relating to the Hedge Fund, the Portfolio Company will have no say in matters that could adversely affect the Portfolio Company's investment in the Hedge Fund.

     - Hedge Funds may be permitted to distribute securities or other investments in kind to investors, including the Portfolio Company. Securities that the Portfolio Company may receive upon a distribution may be illiquid, difficult to value, or subject to restrictions on resale. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Portfolio Company. However, the Adviser may not be able to dispose of these securities at favorable prices, which would have an adverse effect on the Portfolio Company's performance, or at favorable times, which may adversely affect the Portfolio Company's ability to make other investments.

PRINCIPAL RISK FACTORS RELATING TO TYPES OF INVESTMENTS AND RELATED RISKS SPECULATIVE TRADING STRATEGIES. Some of the Hedge Fund Managers use high-risk strategies, such as selling securities short and futures trading. Short selling exposes the seller to unlimited risk due to the lack of an upper limit on the price to which a security may rise. Commodity futures prices can be highly volatile. Because of the low margin deposits normally required in futures trading, an extremely high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the investor. Like other leveraged investments, a futures transaction may result in substantial losses to the investor. No guarantee or representation is made that any individual Hedge Fund Manager will be successful.

USE OF DERIVATIVES. The Hedge Fund Managers may trade in various derivatives markets (e.g., swaps and over-the-counter options and asset-backed securities), which are, in general, relatively new markets. There are uncertainties as to how these markets will perform during periods of unusual price volatility or instability, market illiquidity or credit distress. Substantial risks are also involved in borrowing and lending against such instruments. The prices of these instruments are volatile, market movements are difficult to predict and financing sources and related interest rates are subject to rapid change. Most of these instruments are not traded on exchanges but rather through an informal network of banks and dealers and the Portfolio Company, through its investment in the Hedge Funds, will be fully subject to the risk of counterparty default. These banks

 18  Man-Glenwood Lexington TEI, LLC
and dealers have no obligation to make markets in these instruments and can apply essentially discretionary margin and credit requirements (and thus in effect force a Hedge Fund Manager to close out positions).

HEDGE FUND MANAGER MISCONDUCT. When the Adviser invests the Portfolio Company's assets with a Hedge Fund Manager, the Portfolio Company does not have custody of the assets or control over their investment. Therefore, there is always the risk that the Hedge Fund Manager could divert or abscond with the assets, inaccurately or fraudulently report the Hedge Fund's value, fail to follow agreed upon investment strategies, provide false reports of operations or engage in other misconduct. The Hedge Fund Managers with whom the Adviser invests the Portfolio Company's assets are generally private and have not registered their securities or investment advisory operations under federal or state securities laws. This lack of registration, with the attendant lack of regulatory oversight, may enhance the risk of misconduct by the Hedge Fund Managers.

REGULATORY ACTIONS. In the event that federal, state, or other regulatory bodies allege misconduct by a Hedge Fund Manager or a Hedge Fund, such authorities may initiate regulatory or enforcement actions, including civil or criminal proceedings. The effect of any regulatory action against a Hedge Fund Manager or a Hedge Fund in which the Portfolio Company may invest, while impossible to predict, could result in substantial and adverse impact on TEI and the Portfolio Company, including a reduction in value in or a loss of the investment due to the assessment on a Hedge Fund of fines, penalties and/or other sanctions, including asset freezes.

LIMITS ON HEDGED STRATEGIES. While certain Hedge Fund Managers may use "market neutral" or "relative value" hedging or arbitrage strategies this in no respect should be taken to imply that the Portfolio Company's investments with such Hedge Fund Managers are without risk. Substantial losses may be recognized on "hedge" or "arbitrage" positions, and illiquidity and default on one side of a position can effectively result in the position being transformed into an outright speculation. Every market neutral or relative value strategy involves exposure to some second order risk of the market, such as the implied volatility in convertible bonds or warrants, the yield spread between similar term government bonds or the price spread between different classes of stock for the same underlying firm. Further, many "market neutral" or "relative value" Hedge Fund Managers employ limited directional strategies that expose the Hedge Funds they manage to certain market risk.

ILLIQUID INVESTMENTS. While many of the Hedge Fund Managers invest primarily in marketable instruments, a few may invest in non-marketable securities. Such investments could limit the liquidity of the Portfolio Company's investment in such entities. In some circumstances, a Hedge Fund Manager may be unable or unwilling to provide liquidity, which could result in the Portfolio Company being unable to redeem its investment in the Hedge Fund, even if the Hedge Fund otherwise invests in liquid instruments.

USE OF LEVERAGE. The Portfolio Company may, but does not currently intend to, engage in borrowing to leverage its investments, which would increase any loss incurred. However, the Hedge Fund Managers may use leverage by purchasing instruments with the use of borrowed funds, selling securities short, trading options or futures contracts, using total return swaps or repurchase agreements and/or other means, which would increase any loss incurred. The more leverage is employed, the more likely a substantial change will occur, either up or down, in the value of the instrument. Because of the relatively small intrinsic profits in "hedge" positions or in "arbitrage" positions, some Hedge Fund Managers may use leverage to acquire extremely large positions in an effort to meet their rate of return objectives. Consequently, they will be subject to major losses in the event that market disruptions destroy the hedged nature of such positions.

FINANCING ARRANGEMENTS. As a general matter, the banks and dealers that provide financing to the Hedge Funds have considerable discretion in setting and changing their margin, haircut, financing, and collateral valuation policies. Changes by banks and dealers in any of the foregoing policies may result in large margin calls, loss of financing and forced liquidations of positions at disadvantageous prices. There can be no assurance that any particular Hedge Fund will be able to secure or maintain adequate financing, without which an investment in such Hedge Fund may not be a viable investment.

                                            Man-Glenwood Lexington TEI, LLC   19

GENERAL ECONOMIC CONDITIONS. The success of any investment activity is affected by general economic conditions, which may affect the level and volatility of interest rates and the extent and timing of investor participation in the markets for both equities and interest-sensitive securities. Unexpected volatility or illiquidity in the markets in which the Hedge Fund Managers hold positions could impair the Portfolio Company's ability to carry out its business or cause it to incur losses.

REGULATORY CHANGE. The regulation of the U.S. and non-U.S. securities and futures markets and investment funds such as TEI and the Portfolio Company has undergone substantial change in recent years, and such change is expected to continue for the foreseeable future. The effect of regulatory change on TEI and the Portfolio Company, while impossible to predict, could be substantial and adverse. In addition, TEI relies on a position taken by the staff of the SEC allowing the structure whereby TEI invests in the Portfolio Company through the Offshore Fund. To the extent that the views of the SEC staff, which do not represent the views of the SEC itself, were to change, the structure of TEI's investment in the Portfolio Company could be adversely impacted, possibly affecting the treatment of UBTI.

ALLOCATION AMONG HEDGE FUNDS. The Adviser may, from time to time, change the percentage of assets allocated to each Hedge Fund. The Portfolio Company does not have any policy that limits the percentage of its assets that may be invested in any one Hedge Fund, but, because of restrictions of the 1940 Act, the Portfolio Company will not invest more than 5% of its assets at the time of purchase in any one Hedge Fund. Allocation changes are likely to occur (a) because of performance differences among the Hedge Funds or Hedge Fund Managers and (b) as the result of the Portfolio Company receiving additional capital contributions during periods when certain Hedge Funds may no longer be accepting additional funds (for example, because of capacity restrictions). In that case, the additional capital would have to be allocated to those Hedge Funds (if any) accepting additional funds, which would increase the percentage of the Portfolio Company's assets allocated to such "open" Hedge Funds and decrease the percentage allocated to "closed" Hedge Funds. There is no assurance that any of the Hedge Funds will accept additional capital from the Portfolio Company. Accordingly, the Portfolio Company might have to place some or all of any additional capital with new Hedge Funds. The Portfolio Company's success may depend, therefore, not only on the Hedge Funds the Adviser currently has selected for the Portfolio Company and its ability to allocate the Portfolio Company's assets successfully among those Hedge Funds but also on the Adviser's ability to identify new Hedge Funds.

USE OF MULTIPLE HEDGE FUND MANAGERS. The Hedge Fund Managers trade independently of each other and may place orders for the Portfolio Company that "compete" with each other for execution or that cause the Portfolio Company to establish positions that offset each other (in which case the Portfolio Company would indirectly incur commissions and fees without the potential for a trading profit).

TANDEM MARKETS. The Adviser's approach is designed to achieve broad allocation of assets across global capital markets (equities, fixed income, commodities, foreign currencies, listed securities and over-the-counter instruments, across numerous markets worldwide) and thus limit the Portfolio Company's exposure to any single market. However, from time to time multiple markets can move in tandem against the Portfolio Company's positions and the Portfolio Company can suffer substantial losses.

STRATEGY RISK. The Portfolio Company is subject to strategy risk. Strategy risk is associated with the failure or deterioration of an entire strategy (such that most or all Hedge Fund Managers in the strategy suffer significant losses). Strategy specific losses can result from excessive concentration by multiple Hedge Fund Managers in the same investment or broad events that adversely affect particular strategies (e.g., illiquidity within a given market). Many of the strategies employed by the Portfolio Company are speculative and involve substantial risk of loss.

OTHER ACCOUNTS OF HEDGE FUND MANAGERS. The Hedge Fund Managers may manage other accounts (including other accounts in which the Hedge Fund Managers may have an interest) which, together with accounts already being managed, could increase the level of competition for the same trades the Portfolio Company might otherwise make, including the priorities of order entry. This could make it difficult or impossible

 20  Man-Glenwood Lexington TEI, LLC
to take or liquidate a position in a particular security or futures contract at a price indicated by a Hedge Fund Manager's strategy. The Hedge Fund Managers and their principals, in managing funds other than those of the Portfolio Company, may employ trading methods, policies, and strategies that differ from those under which the Portfolio Company operates. Therefore, the results of the Portfolio Company's trading may differ from those of the other accounts traded by the Hedge Fund Managers.

LIMITED INFORMATION REGARDING HEDGE FUND MANAGERS. Although the Adviser receives detailed information from each Hedge Fund Manager regarding the Hedge Fund Manager's historical performance and investment strategy, the Adviser often is not given access to information regarding the actual investments made by the Hedge Fund Managers. At any given time, the Adviser may not know the composition of Hedge Fund Manager portfolios with respect to the degree of hedged or directional positions, the extent of concentration risk or exposure to specific markets. In addition, the Adviser may not learn of significant structural changes, such as personnel, manager withdrawals or capital growth, until after the fact.

PAST PERFORMANCE; TRADING METHOD CHANGES. There can be no assurance that any trading strategies will produce profitable results and the past performance of a Hedge Fund Manager's trading strategies is not necessarily indicative of its future profitability. Furthermore, Hedge Fund Managers' trading methods are dynamic and change over time, thus a Hedge Fund Manager will not always use the same trading method in the future that was used to compile past performance histories.

LITIGATION AND ENFORCEMENT RISK. Hedge Fund Managers might accumulate substantial positions in the securities of a specific company and engage in a proxy fight, become involved in litigation or attempt to gain control of a company. Under such circumstances, the Portfolio Company conceivably could be named as a defendant in a lawsuit or regulatory action. There have been a number of widely reported instances of violations of securities laws through the misuse of confidential information, diverting or absconding with Hedge Fund assets, falsely reporting Hedge Fund values and performance, and other violations of the securities laws. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Investigations and enforcement proceedings are ongoing and it is possible that the Hedge Fund Managers may be charged with involvement in such violations. If that were the case, the performance records of the Hedge Fund Managers would be misleading. Furthermore, if the entity in which the Portfolio Company invested engaged in such violations, the Portfolio Company could be exposed to losses.

TRADING SUSPENSIONS. Securities or commodities exchanges typically have the right to suspend or limit trading in any instrument traded on the exchanges. A suspension could render it impossible for a Hedge Fund Manager to liquidate positions and thereby expose the Portfolio Company to losses.

NON-U.S. SECURITIES. The Portfolio Company may invest in the securities of foreign investment funds or other foreign securities. In addition, Hedge Funds may invest in the securities of foreign companies. Investments in foreign securities face specific risks in addition to the risks intrinsic to the particular types of instruments. These specific risks include: unfavorable changes in currency rates and exchange control regulations; restrictions on, and costs associated with, the exchange of currencies and the repatriation of capital invested abroad; reduced availability of information regarding foreign companies; accounting, auditing and financial standards that are different from and reporting standards and requirements that may be less stringent than standards and requirements applicable to U.S. companies; reduced liquidity as a result of inadequate trading volume and government-imposed trading restrictions; the difficulty in obtaining or enforcing a judgment abroad; increased market risk due to regional economic and political instability; increased brokerage commissions and custody fees; securities markets which potentially are subject to a lesser degree of supervision and regulation by competent authorities; foreign withholding taxes; the threat of nationalization and expropriation; and an increased potential for corrupt business practices in certain foreign countries.

LAYERING OF FEES. TEI's and the Portfolio Company's fees and expenses, including the Management Fee and Services Fee payable to the Adviser, and the compensation of the Hedge Fund Managers result in two levels of fees and greater expense than would be associated with direct investment. TEI's expenses thus may

                                            Man-Glenwood Lexington TEI, LLC   21
constitute a higher percentage of net assets than expenses associated with other types of investment entities. The Offshore Fund's expenses are anticipated to be minimal and will be borne by the Adviser, or an affiliate of the Adviser.

TURNOVER RATE. Some of the investment strategies employed by the Portfolio Company may require a high volume of trading. Therefore, turnover and brokerage commissions, if any, may be greater than for other investment entities of similar size.

PERFORMANCE FEES. Hedge Fund Managers compensated with performance fees may tend to incur more risk than those who receive fixed fees. Generally, the Hedge Fund Managers' compensation is determined separately for each year or shorter period; whenever possible, agreements are obtained to carry forward losses to subsequent years in determining the fee for such years. Such fee arrangements may give the Hedge Fund Managers incentives to make purchases for the account or fund that are unduly risky or speculative. Also, incentive fees may be paid to Hedge Fund Managers who show net profits, even though TEI and the Portfolio Company, as a whole, may incur a net loss.

NO PARTICIPATION IN MANAGEMENT. An investor is not entitled to participate in the management of the Portfolio Company or the conduct of its business.

SUBSTANTIAL REPURCHASES. Substantial repurchases of Units within a limited period of time could require the Portfolio Company to liquidate positions more rapidly than would otherwise be desirable.

MANDATORY REPURCHASE. TEI has the right to require the repurchase of a Member's Units and thus the withdrawal of a Member. See "Repurchases and Transfer of Units - Mandatory Repurchases by TEI."

INCREASE IN ASSETS UNDER MANAGEMENT. As the Portfolio Company's assets increase, more capital will be allocated to the Hedge Fund Managers it selects. It is not known what effect, if any, this will have on the trading strategies utilized by the Hedge Fund Managers or their investment results. No assurance can be given that their strategies will continue to be successful or that the return on the Portfolio Company investments will be similar to that achieved in the past.

STRUCTURED INVESTMENTS. The Portfolio Company may purchase or enter into structured investments, including structured notes linked to Hedge Fund performance and swaps or other contracts paying a return equal to the total return achieved by a Hedge Fund. Such investments may have the effect of magnifying the Portfolio Company's investment in and risk exposure to a particular Hedge Fund. The values of structured investments depend largely upon price movements in the underlying investment vehicles to which such structured investments are linked. Therefore, many of the risks applicable to investing directly with Hedge Funds are also applicable to the structured investments. However, structured investments also expose the Portfolio Company to the credit risk of the parties with which it deals. Non-performance by counterparties of the obligations or contracts underlying the structured investments could expose the Portfolio Company to losses, whether or not the transaction itself was profitable. Structured investments may expose the Portfolio Company to additional liquidity risks as there may not be a liquid market within which to close or dispose of outstanding obligations or contracts.

TEMPORARY DEFENSIVE POSITIONS. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, TEI or the Portfolio Company (or both) may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, TEI may not achieve its investment objectives.

DELAY IN USE OF PROCEEDS. Although TEI and the Portfolio Company currently intend to invest the proceeds of any sales of Units as soon as practicable after the receipt of such proceeds, such investment of proceeds may be delayed if suitable investments are unavailable at the time or for other reasons. As a result, the proceeds may be invested in cash, cash equivalents, high-quality debt instruments, or other securities pending their investment in Hedge Funds. Such other investments may be less advantageous, and, as a result, TEI may not achieve its investment objectives.

 22  Man-Glenwood Lexington TEI, LLC

INVESTMENT IN OFFSHORE FUND. The Offshore Fund is not registered under the 1940 Act, and is not subject to the investor protections offered by that Act. TEI, by investing in the Offshore Fund, will not have the protections offered to investors in registered investment companies. TEI, however, will control the Offshore Fund, making it unlikely that the Offshore Fund will take action contrary to the interests of investors in TEI.

CHANGES IN UNITED STATES AND/OR CAYMANS ISLANDS LAW. If there are changes in the laws of the United States and/or the Cayman Islands, under which TEI and the Offshore Fund, respectively, are organized, so as to result in the inability of TEI and/or the Offshore Fund to operate as set forth in this Prospectus, there may be a substantial effect on investors. For example, if Cayman Islands law changes such that the Offshore Fund must conduct business operations within the Cayman Islands, or pay taxes, investors in TEI would likely suffer decreased investment returns. If Cayman Islands law, which requires a limit for an LDC's existence of 30 years, were to change such that, at the end of 30 years, TEI could not replace the Offshore Fund with another identical LDC, the structure of TEI would be impacted, potentially in an adverse manner. Such changes also could result in the inability of TEI to operate on a going forward basis, resulting in TEI being liquidated.

TAX RISKS. There are certain tax risk factors associated with an investment in TEI. There can be no assurance that the positions of TEI relating to the tax consequences of its investment transactions will be accepted by the tax authorities. See "Taxes."

PROVISION OF TAX INFORMATION TO MEMBERS. TEI will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete federal and state tax or information returns along with any tax information required by law. However, it is not likely that the Portfolio Company will receive tax information from Hedge Funds in a sufficiently timely manner to enable TEI to prepare its information returns in time for Members to file their returns without requesting an extension of the time to file from the IRS (or state taxing agencies). Accordingly, it is expected that investors in TEI will be required to obtain extensions of time to file their tax returns. TEI anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as required by the 1940 Act.

ERISA MATTERS. Most pension and profit sharing plans, individual retirement accounts and other tax-advantaged retirement funds are subject to provisions of the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or both, which may be relevant to a decision as to whether such an investor should invest in TEI. There may, for example, be issues as to whether such an investment is "prudent" or whether it results in "prohibited transactions." Legal counsel should be consulted by such an investor before investing in TEI. See "Taxes."

CUSTODY RISK. Custody of the Portfolio Company's assets will be held in accordance with the requirements of the 1940 Act and the rules thereunder. However, the Hedge Funds are not required to, and may not, hold custody of their assets in accordance with those requirements. As a result, bankruptcy or fraud at institutions, such as brokerage firms or banks, or administrators, into whose custody those Hedge Funds have placed their assets could impair the operational capabilities or the capital position of the Hedge Funds and may, in turn, have an adverse impact on TEI, the Offshore Fund and the Portfolio Company.

ESTIMATES. The Portfolio Company has no ability to assess the accuracy of the valuations received from the Hedge Fund Managers with which the Portfolio Company invests. Furthermore, the net asset values received by the Portfolio Company from such Hedge Fund Managers are typically estimates only and, unless materially different from actual values, are generally not subject to revision. Revisions in financial statements provided by Hedge Fund Managers may require the Portfolio Company's and TEI's financial statements to be revised. See "Calculation of Net Asset Value."

POTENTIAL CONFLICTS OF INTEREST. The Adviser and its affiliates, as well as many of the Hedge Fund Managers and their respective affiliates, provide investment advisory and other services to clients other than the Portfolio Company and the Hedge Funds they manage. In addition, investment professionals associated with the Adviser or Hedge Fund Managers may carry on investment activities for their own accounts and the accounts

                                            Man-Glenwood Lexington TEI, LLC   23
of family members (collectively with other accounts managed by the Adviser and its affiliates, "Other Accounts"). The Portfolio Company and Hedge Funds have no interest in these activities. As a result of the foregoing, the Adviser and Hedge Fund Managers will be engaged in substantial activities other than on behalf of the Portfolio Company and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, between the Portfolio Company and Other Accounts.

There may be circumstances under which the Adviser or a Hedge Fund Manager will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Portfolio Company's or a Hedge Fund's assets they commit to such investment. There also may be circumstances under which the Adviser or a Hedge Fund Manager purchases or sells an investment for their Other Accounts and does not purchase or sell the same investment for the Portfolio Company or a Hedge Fund, or purchases or sells an investment for the Portfolio Company and does not purchase or sell the same investment for one or more Other Accounts. However, it is the policy of the Adviser, and generally also the policy of the Hedge Fund Managers, that: investment decisions for the Portfolio Company, Investment Accounts and Other Accounts be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting each account that they manage; and investment transactions and opportunities be fairly allocated among their clients, including the Portfolio Company and Hedge Funds. In general, the Adviser intends to invest at least 2% at the time of purchase of the Portfolio Company's net assets in any one particular Hedge Fund, except Hedge Funds utilizing systematic trading systems/models and/or highly leveraged investment strategies. Therefore, the Adviser may not invest the Portfolio Company's assets in certain Hedge Funds that Other Accounts may invest in or that the Portfolio Company may otherwise invest in.

The Adviser, Hedge Fund Managers, and their respective affiliates may have interests in Other Accounts they manage that differ from their interests in the Portfolio Company and Hedge Funds and may manage such accounts on terms that are more favorable to them (e.g., may receive higher fees or performance allocations) than the terms on which they manage the Portfolio Company or Hedge Funds. In addition, the Adviser and Hedge Fund Managers may charge fees to Other Accounts and be entitled to receive performance-based incentive allocations from Other Accounts that are lower than the fees and incentive allocations to which the Portfolio Company is subject.

The Hedge Fund Managers are unaffiliated with the Adviser, and the Adviser will have no control over such managers and no ability to detect, prevent or protect the Fund from their misconduct or bad judgment. Such managers may be subject to conflicts of interest due to hedge fund incentive fees, which may cause a manager to favor hedge fund clients over other clients. In addition, such managers may use conflicting buying and selling strategies for different accounts under their management. Lack of disclosure relating to the payment of fees and provision of services by prime brokers to hedge funds also may mask conflicts.

In addition, the Distributor (or one of its affiliates) may pay from its own resources additional compensation, commissions or promotional incentives either at the time of sale or on an ongoing basis, to brokers and dealers for Units sold by such brokers and dealers, and to Investor Service Providers for ongoing investor servicing. Such payments may be made for the provisions of sales training, product education and access to sales staff, the support and conduct of due diligence, the provision of information and support to clients, and the provisions of other services. The receipt of such payments could create an incentive for the third party to offer the Fund instead of similar investments where such payments are not received.

OTHER INVESTORS IN THE PORTFOLIO COMPANY. Other investors in the Portfolio Company may alone or collectively own or acquire sufficient voting interests in the Portfolio Company to control matters relating to the operation of the Portfolio Company. TEI's inability to control the Portfolio Company may adversely affect TEI's ability to meet repurchase requests, which requires the cooperation of the Portfolio Company's Board. As a result, TEI may be required to withdraw its investment in the Portfolio Company or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from
 24  Man-Glenwood Lexington TEI, LLC
the Portfolio Company). If securities and other non-cash assets are distributed, TEI, through the Offshore Fund, could incur brokerage, tax, or other charges in converting those assets to cash. In addition, the distribution in kind may reduce the range of investments in the portfolio or adversely affect the liquidity of TEI. Notwithstanding the above, there are other means for meeting repurchase requests, such as borrowing.

LIMITS OF RISK DISCLOSURES
The above discussion covers key risks associated with the Portfolio Company and the Units, but is not, nor is it intended to be, a complete enumeration or explanation of all risks involved in an investment in the Portfolio Company. Prospective investors should read this entire Prospectus and the Limited Liability Company Agreement (the "LLC Agreement") and consult with their own advisors before deciding whether to invest in TEI. An investment in TEI should only be made by investors who understand the nature of the investment, do not require more than limited liquidity in the investment and can bear the economic risk of the investment.

In addition, as the Portfolio Company's investment program changes or develops over time, an investment in TEI may be subject to risk factors not described in this Prospectus. TEI, however, will supplement this Prospectus from time to time to disclose any material changes in the information provided herein.

USE OF PROCEEDS

The proceeds from the initial sale of Units, net of TEI's fees and expenses, will be invested by TEI, through the Offshore Fund, in the Portfolio Company as soon as practicable and within three months, and TEI expects that the Portfolio Company will use those proceeds to pursue its investment program and objectives as soon as practicable, consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Portfolio Company.

TEI

TEI, which is registered under the 1940 Act as a closed-end, non-diversified, management investment company, was organized as a limited liability company under the laws of Delaware on October 22, 2003 and has no operating history. TEI invests all or substantially all of its investable assets in the Offshore Fund, which in turn invests all or substantially all of its investable assets in the Portfolio Company, a separate closed-end, non-diversified, management investment company with the same investment objectives as TEI.

TEI's, the Offshore Fund's and the Portfolio Company's principal office is located at the Adviser's offices at 123 N. Wacker Drive, 28th Floor, Chicago, Illinois 60606. The Adviser's telephone number is 312-881-6500. Investment advisory services are provided to the Portfolio Company by the Adviser, Glenwood Capital Investments, L.L.C., a limited liability company organized under Illinois law and an indirect subsidiary of Man Group plc, pursuant to an investment advisory agreement dated January 20, 2003 (the "Advisory Agreement"). Responsibility for monitoring and overseeing TEI's management and operation is vested in the individuals who serve on the Board. See "Board of Managers" in the SAI. The Portfolio Company's Board of Managers (the "Portfolio Company's Board") has responsibility for monitoring and overseeing the Portfolio Company's investment program. The Portfolio Company's Board has delegated to the Adviser its rights and powers to the extent necessary for the Portfolio Company's Board to carry out its oversight obligations as may be required by the 1940 Act, state law, or other applicable laws or regulations.

The Board does not believe that the multi-level master-feeder structure, in which TEI invests in the Portfolio Company through the Offshore Fund, will result in any economies of scale for TEI. However, the Board believes that TEI's fees and expenses would be substantially the same whether TEI invests in the Portfolio Company through the means of an investment in the Offshore Fund, invests in the Portfolio Company directly, or invests directly in Hedge Funds.

TEI may withdraw all of its assets from the Offshore Fund and thereby the Portfolio Company if the Board determines that it is in the best interest of TEI to do so, provided that the Portfolio Company permits TEI to

                                            Man-Glenwood Lexington TEI, LLC   25
tender for repurchase its interest, held through the Offshore Fund, in the Portfolio Company. In the event TEI withdraws, through the Offshore Fund, all of its assets from the Portfolio Company, the Board would consider what action might be taken, including investing the assets of TEI, through the Offshore Fund, in another pooled investment entity or retaining an investment adviser to manage TEI's assets in accordance with its investment objectives. TEI's investment performance may be affected by a withdrawal of its assets, held through the Offshore Fund, from the Portfolio Company (or the withdrawal of assets of another investor in the Portfolio Company).

OFFSHORE FUND
The Offshore Fund is not registered under the 1940 Act. The Offshore Fund serves as an intermediate entity through which TEI invests in the Portfolio Company. The Offshore Fund makes no independent investment decisions and has no investment or other discretion over assets.

The Offshore Fund serves as a pass-through entity whereby UBTI generated by the investment activities of the Portfolio Company (and Hedge Funds) is not ultimately incurred by a Member. The Offshore Fund is organized under the laws of the Cayman Islands as a Limited Duration Company ("LDC") and subject to the taxation provisions of the Cayman Islands as a corporation. An LDC organized in the Cayman Islands offers limited liability to its members. Such an entity generally may only carry on activities in the Cayman Islands in furtherance of its overseas (non-Cayman Islands) activities. The Offshore Fund has a limited duration of 30 years, as required by Cayman Islands law, and has two members:
TEI, which serves as the managing member, and the Adviser, which holds only a nominal non-voting interest in the Offshore Fund. TEI and the Adviser have delegated all day-to-day management and general oversight responsibilities of the Offshore Fund to TEI. Therefore, all decisions involving the Offshore Fund effectively are controlled by TEI's Board. The Offshore Fund has no independent investment discretion or other decision-making capabilities, and serves purely as an intermediate entity for the benefit of TEI and under the control of TEI's Board. The Offshore Fund has no investors other than TEI and the Adviser.

Persons deemed to be affiliated with the Offshore Fund are TEI, the Portfolio Company, the Adviser, the Distributor, and Man Group plc.

THE PORTFOLIO COMPANY
The Portfolio Company has been a registered investment company since January 24, 2003. Pursuant to a two-part reorganization transaction completed on January 2, 2003, a previously operating privately offered investment fund that followed substantially identical investment policies to the Portfolio Company and TEI contributed all of its assets, except those restricted for regulatory reasons, liquidation purposes, or forced redemptions, to the Portfolio Company in exchange for interests in the Portfolio Company. The primary difference between this private investment fund and the Portfolio Company is that, following the reorganization of the private investment company, the Portfolio Company became subject to the investment constraints of the Investment Company Act of 1940, as amended, and other investment constraints adopted by the Adviser. For information concerning the performance record of that private investment fund and the performance of the Portfolio Company, see "Appendix B - Performance Information."

STRUCTURE
TEI is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a "private investment fund," with those of a registered closed-end investment company. Private investment funds, such as hedge funds, are commingled investment pools that are often aggressively managed and that offer their securities privately without registration under the 1933 Act in large minimum denominations (often over $1 million) to a limited number of high net worth individual and institutional investors. The general partners or investment advisers of these funds, which are typically structured as limited partnerships or limited liability companies, are usually compensated through asset-based fees and incentive-based allocations. Registered closed-end investment companies are typically organized as

 26  Man-Glenwood Lexington TEI, LLC
corporations, business trusts, limited liability companies or limited partnerships that generally are managed more conservatively than most private investment funds. These registered companies impose relatively modest minimum investment requirements, and publicly offer their shares to a broad range of investors. The advisers to registered closed-end investment companies are typically compensated through asset-based (but not incentive-based) fees.

TEI is similar to a private investment fund in that, through its investment in the Portfolio Company, it will be actively managed and Units will be sold to Eligible Investors. In addition, the Hedge Fund Managers of the Hedge Funds will typically be entitled to receive incentive-based compensation. Unlike many private investment funds, however, TEI, as a registered closed-end investment company, can offer Units without limiting the number of Eligible Investors that can participate in its investment program and may publicly promote the sale of Units. The structure of TEI is designed to permit certain tax-favored sophisticated investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting TEI to the limitations on the number of investors and the manner of offering faced by many of those funds. TEI also provides such investors access to the Portfolio Company, without incurring UBTI, through use of the interpositioned Offshore Fund.

INVESTMENT PROGRAM

INVESTMENT OBJECTIVES
TEI, the Offshore Fund's and the Portfolio Company's investment objectives are:

     - To preserve capital, regardless of what transpires in the U.S. or global financial markets.

     - To generate attractive returns and thereby increase investors' wealth.

     - To produce returns which have low correlation with major market indices.

TEI attempts to achieve its objectives by investing substantially all of its investable assets in the Offshore Fund, which has the same investment objectives as TEI. The Offshore Fund in turn invests substantially all of its investable assets in the Portfolio Company, which utilizes a multi-strategy, multi-manager approach to attain these objectives. The Portfolio Company emphasizes efficient allocation of investor capital among hedge funds and other pooled investment vehicles such as limited partnerships (collectively, the "Hedge Funds") with a range of investment strategies, managed by independent investment managers (the "Hedge Fund Managers"). The Adviser believes that there are benefits to be derived from exposure to a broad range of Hedge Funds and investment strategies and that the fund of funds approach maximizes the potential for stable, positive returns over a full economic cycle.

The investment objectives of TEI, the Offshore Fund and the Portfolio Company are non-fundamental and may be changed by the Board (also acting for the Offshore Fund) and the Portfolio Company's Board, respectively. Except as otherwise stated in this prospectus or in the SAI, the investment policies and restrictions of TEI, the Offshore Fund and the Portfolio Company are not fundamental and may be changed by the Board (also acting for the Offshore Fund) and the Portfolio Company's Board, respectively. TEI's, the Offshore Fund's and the Portfolio Company's fundamental investment policies are listed in the SAI. The Portfolio Company's principal investment policies and strategies are discussed below.

INVESTMENT POLICIES
Allocation among Hedge Funds and Hedge Fund Managers and their respective investment strategies is a basic policy of the Adviser designed to give the Portfolio Company significantly greater stability of return than would be likely were its capital managed pursuant to a limited number of Hedge Funds or investment strategies. Different Hedge Funds, investment strategies, and Hedge Fund Managers may perform well over a complete market cycle, although their periods of above average and below average performance will not necessarily coincide.

                                            Man-Glenwood Lexington TEI, LLC   27

The Portfolio Company's allocation program is intended to permit it to maintain substantial upside potential under a wide range of market conditions while reducing the variability of return. Furthermore, while some of the investment strategies used by individual Hedge Funds and Hedge Fund Managers involve a high degree of risk, the Adviser believes that the Portfolio Company's allocation to a number of different strategies and Hedge Fund Managers will reduce the overall risk associated with investments in Hedge Funds.

TEI offers Eligible Investors the following potential advantages:

     - Spreading of risk across a number of investment strategies, Hedge Fund Managers, Hedge Funds, and markets.

     - Professional selection and evaluation of investments and Hedge Fund Managers. The principals of the Adviser have extensive experience in applying multi-strategy, multi-manager investment approaches.

     - Ability to invest with Hedge Fund Managers whose minimum account size is higher than most individual investors would be willing or able to commit.

     - Limited liability.

     - Not incurring UBTI, which would be taxable income to otherwise tax-deferred or tax-exempt entities.

     - Administrative convenience.

INVESTMENT STRATEGIES
Investment strategies pursued by Hedge Funds selected for the Portfolio Company involve a wide range of investment techniques, including the purchase and short sale of securities and futures trading. The following general descriptions summarize certain investment strategies that may be pursued by Hedge Funds selected by the Adviser for the Portfolio Company. They are not intended to be complete explanations of the strategies described or a list of all possible investment strategies or methods that may be used by the Hedge Fund Managers.

COMMODITIES AND FUTURES. Certain investment strategies involve the use of options and futures contracts that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC"). Included are all contracts listed on the Chicago Board of Trade, the Chicago Mercantile Exchange, and other commodity exchanges. Any strategy primarily involving the use of such contracts is considered to be in this category.

DISTRESSED SECURITIES. Investing in distressed securities typically involves buying securities or debt of companies that are in bankruptcy. A Hedge Fund Manager hopes that, by being active in a situation, and by superior analysis of the company and the legal provisions of the different instruments, it can identify investments that should appreciate rapidly in value.

EQUITIES - BALANCED LONG/SHORT. A Hedge Fund Manager using this strategy seeks to "hedge out market risk" by selling the securities of companies that it believes are overvalued and by purchasing the equivalent amount of securities in companies it believes are undervalued.

EQUITIES - EITHER LONG/SHORT. This is a strategy in which a Hedge Fund Manager invests in equities but without any commitment to a particular market bias. For example, if the Hedge Fund Manager sees more opportunities to sell stocks short, the Hedge Fund Manager may be net short. However, if the Hedge Fund Manager sees more opportunities on the long side, the Hedge Fund Manager may be net long. Furthermore, a Hedge Fund Manager may take, on a leveraged or unleveraged basis, all short or all long positions.

EQUITIES - SHORT. A Hedge Fund Manager using this strategy seeks to sell short stocks of companies which it believes are overpriced and which it believes will fall in value. Reasons for such decline could be that the Hedge Fund Manager may suspect inconsistencies in accounting or that the company is highly likely to experience a cash squeeze.

 28  Man-Glenwood Lexington TEI, LLC

EQUITIES - TRADING. This strategy is similar to that of "Equities - Either Long/Short," but here the time horizon is days or weeks rather than months or years.

INTERNATIONAL OPPORTUNISTIC. Hedge Fund Managers employing this strategy rely on a global view to uncover exceptional pricing inefficiencies. Because of their willingness to participate in various markets around the globe, these Hedge Fund Managers expand their range of trading opportunities. In addition, many Hedge Fund Managers trade two or more asset classes. Assets selected are usually liquid and exchange listed, and may include stocks, bonds, currencies or commodities, as well as a wide range of derivative products.

INTERNATIONAL REGIONAL. This strategy involves regionally focused investing in emerging and established markets outside of the United States. Many emerging market countries are undergoing economic or political restructuring. While many pricing inefficiencies exist under such circumstances, illiquidity and political turmoil demand an in-depth understanding of the region. Established market investing involves the identification of markets, industries and companies within a region that are at historical extremes in their cycles or otherwise exhibiting pricing inefficiencies.

MERGERS AND REORGANIZATIONS. This strategy involves purchasing shares of a corporation (and on occasion short selling shares of other corporations) where a merger transaction or reorganization is considered to be imminent. The success of this strategy involves the correct assessment of the event occurring and the timing of the occurrence.

INDUSTRY SECTORS. These are investments in either equities or debt, typically on the long side, but occasionally short, in companies of a particular industry, such as banking or communications. In most cases, the chosen industry is experiencing a dramatic evolution due to changes in government regulation, technology or market demand structure. Hedge Fund Managers are chosen because of their experience in understanding the challenges and opportunities present in a particular industry. TEI, investing in the Portfolio Company through the Offshore Fund, and the Portfolio Company will not concentrate (i.e., invest more than 25% of its total assets) in a particular industry or group of industries, except as otherwise stated in this Prospectus. A Hedge Fund may concentrate in a particular industry or group of industries.

STRATEGIC BLOCK. In this strategy, a Hedge Fund Manager buys a significant block of shares of a particular company and hopes to influence management to change its methods of operation. By so doing, the Hedge Fund Manager hopes that its shares in the company will increase in value. Changes to the laws governing proxy actions allow Hedge Fund Managers to identify and directly contact other large shareholders to effect proposed changes.

RELATIVE VALUE. Strategies of this sort involve purchasing securities that are believed to be undervalued while, at the same time, selling related or similar securities that are believed to be overvalued. A Hedge Fund Manager consequently is not attempting to profit from a particular security rising or falling in value, but rather is predicting that certain securities are underpriced relative to others and that the spread will narrow between the securities.

ALLOCATION AMONG INVESTMENT STRATEGIES
The Adviser anticipates that the Portfolio Company will continuously maintain investments in several different strategies directed by a number of Hedge Fund Managers. Each investment strategy may be represented in the Portfolio Company's portfolio by one or more Hedge Funds. In selecting an investment strategy, the Adviser evaluates the effect of investing in such strategy on the overall asset allocation of the Portfolio Company. Emphasis is given to the degree to which an investment strategy's performance is expected to be independent of the performance of strategies already being used by Hedge Funds represented in the Portfolio Company.

In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or repurchases, TEI (through the Offshore Fund) may temporarily hold all or a

                                            Man-Glenwood Lexington TEI, LLC   29
portion of its assets in cash, and the Portfolio Company may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments.

LEVERAGE
In effecting the Portfolio Company's investment strategies, the Portfolio Company may, but does not currently intend to, leverage its investments with Hedge Fund Managers. In addition, TEI and the Portfolio Company may engage in borrowing from a credit line or other credit facility in order to meet redemption requests, for bridge financing of investments in Hedge Funds, in the case of the Portfolio Company, or for cash management purposes. The Portfolio Company may choose to engage in such leveraging of its investments because it believes it can generate greater returns on such borrowed funds than the cost of borrowing. However, there is no assurance that returns from borrowed funds will exceed interest expense. Borrowings will be subject to a 300% asset coverage requirement under the 1940 Act. Borrowings by Hedge Funds are not subject to this requirement. Short-term borrowings for the purpose of meeting redemption requests, for bridge financing of investments in Hedge Funds, or for cash management purposes will not be considered the use of investment leverage, and will be subject to the above asset coverage requirement. Many Hedge Fund Managers also use leverage in their investment activities through purchasing securities on margin and through selling securities short. Hedge Fund Managers may also use leverage by entering into total return swaps or other derivative contracts as well as repurchase agreements whereby the Hedge Fund Manager effectively borrows funds on a secured basis by "selling" portfolio securities to a financial institution for cash and agreeing to "repurchase" such securities at a specified future date for the sales price paid plus interest at a negotiated rate. Certain Hedge Fund Managers also trade futures, which generally involves greater leverage than other investment activities due to the low margin requirements associated with futures trading.

INVESTMENT SELECTION
The Adviser is responsible for the allocation of assets to various Hedge Funds, subject to policies adopted by the Board of Managers.

SELECTION OF HEDGE FUND MANAGERS. The Hedge Fund Managers may manage the Portfolio Company's assets through pooled vehicles such as investment companies, private limited partnerships and limited liability companies. The Portfolio Company may, on rare occasions (e.g., to gain access to Hedge Funds that are closed to new investors), also access Hedge Funds indirectly through structured notes, swaps, and other derivative contracts whose return is tied to the Hedge Funds' performance. Hedge Fund Managers are selected with the objective of obtaining quality management and a broad range of strategies. The compensation earned by the Hedge Fund Managers can involve fixed fees based on the value of the assets under management, performance fees based on profits earned by Hedge Fund Managers (often 15-25% of such profits, but which may be higher) or a combination thereof.

An important element of the Hedge Fund Manager selection process is the Adviser's subjective assessment of the ability and character of prospective Hedge Fund Managers. Although many of the Hedge Fund Managers selected are successful, highly regarded members of their industry, on occasion the Adviser may select relatively new and unproven Hedge Fund Managers whom it believes demonstrate unusual potential.

In conducting its due diligence, the Adviser generally visits prospective Hedge Fund Managers. To the extent that such information is available, the Adviser considers a prospective Hedge Fund Manager's risk management program; use of leverage; use of short sales, futures, and options; degree of market exposure; spreading of risk among various investment positions; and a broad range of other areas, including organizational and operational criteria. The Adviser also conducts quantitative evaluations of a prospective Hedge Fund Manager's performance. In addition, the Adviser considers a variety of factors, including the following, in selecting prospective Hedge Fund Managers.

     - Past performance during favorable and unfavorable market conditions.

     - Spreading of risk in relation to other Hedge Fund Managers.

 30  Man-Glenwood Lexington TEI, LLC

     - Amount of assets under management.

     - Absence of significant conflicts of interest.

     - Overall integrity and reputation.

     - Percentage of business time devoted to investment activities.

     - Fees charged.

The principals of the Adviser have several sources, including the following, for identifying prospective Hedge Fund Managers.

     - Referrals from other advisers, brokers and investors.

     - Knowledge obtained through current and past investment activities of potential Hedge Fund Managers who manage only proprietary capital or who are employed by other financial entities.

     - Articles, publications, and performance measurement services.

PORTFOLIO CONSTRUCTION. Allocation will depend on the Adviser's assessment of the likely risks and returns of various investment strategies that the Hedge Funds utilize and the likely correlation among the Hedge Funds under consideration. The Adviser uses a combination of qualitative and proprietary quantitative screens to efficiently distill the universe of thousands of managers down to a shorter list of the "best" prospects, those that the Adviser believes have the greatest potential to add value to its portfolios. It then conducts due diligence on these prospects by evaluating the investment processes and by focusing on each of these Hedge Funds as a small dynamic business. As part of its due diligence process, the Adviser evaluates the challenges and potential hurdles it believes each manager might face and its ability to successfully navigate such hurdles. In general, with respect to future investments, the Adviser intends to invest at the time of purchase at least 2% of the Portfolio Company's net assets in any one particular Hedge Fund, except Hedge Funds utilizing systematic trading systems/models and/or highly leveraged investment strategies.

ONGOING EVALUATION OF INVESTMENTS. As noted above, unregistered investment funds typically have greater flexibility than traditional registered investment companies as to the types of securities the unregistered funds hold, the types of trading strategies used, and in some cases, the extent to which leverage is used. The Hedge Fund Managers selected by the Portfolio Company have full discretion, without the Portfolio Company's input, to purchase and sell securities and other investments for their respective Hedge Funds consistent with the relevant investment advisory agreements, partnership agreements, or other governing documents of the Hedge Funds. The Hedge Funds are generally not limited in the markets in which they invest, either by location or type, such as U.S. or non-U.S., large capitalization, or small capitalization, or the investment discipline that they may employ, such as value or growth or bottom-up or top-down analysis. These Hedge Funds may invest and trade in a wide range of securities and other financial instruments and may pursue various investment strategies and techniques to hedge other holding of the Hedge Funds or for any other purpose. Although the Hedge Funds will primarily invest and trade in equity and debt securities, they may also invest and trade in currencies, financial futures, and equity- and debt-related instruments (i.e., instruments that may derive all or a portion of their value from equity or debt securities). The Hedge Funds may also sell securities short, purchase and sell option and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Prospectus. The use of one or more of these techniques may be an integral part of the investment program of a Hedge Fund, and involves certain risks. The Hedge Funds may use leverage, which also entails risk. See "Risk Factors - Principal Risk Factors Relating to Types of Investments and Related Risks."

The Adviser will evaluate the risks of the Portfolio Company's portfolio and of individual Hedge Funds. The primary goal of this process with respect to individual Hedge Funds is to determine the degree to which the Hedge Funds are performing as expected and to gain early insight into factors that might call for an increase or decrease in the allocation of the Portfolio Company's assets among those Funds. With respect to aggregate

                                            Man-Glenwood Lexington TEI, LLC   31
portfolio evaluation, the Adviser will endeavor to monitor the Portfolio Company's aggregate exposures to various investment strategies and to various aggregate risks.

The Adviser will evaluate the operation and performance of a Hedge Fund as frequently as the Adviser believes is appropriate in light of the strategy followed by the Hedge Fund Manager and the prevailing market conditions. The Adviser will solicit such information from the Hedge Fund Manager and other sources, such as prime brokers, that the Adviser deems necessary to properly assess the relative success or failure of a Hedge Fund. The Adviser will conduct reviews with Hedge Fund Managers and the Adviser's network. The Adviser may make periodic assessments, based on any information available to it, of the degree to which multiple Hedge Funds are making substantially similar trades, which might narrow the range of assets in the Portfolio Company's portfolio. Changes in leverage, personnel, market behavior, expenses, litigation, capital resources, economic conditions and other factors may be reviewed, as appropriate and to the extent the information is available to the Adviser.

To the extent that the Adviser has sufficient historical or contemporaneous information to do so, the Adviser may periodically adjust the Portfolio Company's allocations among Hedge Funds based on the Adviser's assessment of a number of factors, including: (i) the degree to which the Hedge Fund Manager is pursuing an investment strategy consistent with its stated policy; (ii) whether and to what degree the focus, incentives and investment strategy of the Hedge Fund Manager have changed; and (iii) whether the investment strategy employed remains consistent with the objectives of the Portfolio Company.

EVALUATION OF HEDGE FUND MANAGERS AND INVESTMENTS
The Adviser evaluates the performance of the Portfolio Company's Hedge Fund Managers on a regular basis. Hedge Fund Managers are also contacted by the Adviser for their analysis of significant events as they relate to their investment strategies and influence their investment decisions. The Adviser also makes periodic comparative evaluations of Hedge Fund Managers and other managers utilizing similar investment strategies.

If a Hedge Fund Manager's relative performance is poor or if significant changes occur in a Hedge Fund Manager's approach or investments or for other reasons, the capital allocation to that Hedge Fund Manager may be reduced or withdrawn. The allocations of the Portfolio Company's assets among different investment strategies and Hedge Fund Managers are adjusted from time to time to reflect the Adviser's analysis of which strategies and Hedge Fund Managers are best suited to current market conditions.

MANAGEMENT OF TEI, THE OFFSHORE FUND AND THE PORTFOLIO COMPANY

GENERAL
TEI's Board and the Portfolio Company's Board provide broad oversight over the operations and affairs of TEI and the Portfolio Company, respectively. A majority of the Board is comprised of persons who are not "interested persons" (as defined in the 1940 Act) of TEI (the "Independent Managers"). Similarly, a majority of the Portfolio Company's Board is comprised of persons who are not "interested persons" of the Portfolio Company (the "Portfolio Company's Independent Managers"). The Offshore Fund has two members, TEI and the Adviser (which holds only a nominal non-voting interest). TEI is the managing member of the Offshore Fund, and the members have delegated the day-to-day management and general oversight responsibilities of the Offshore Fund to TEI. The Offshore Fund therefore effectively is controlled by TEI's Board.

The Adviser was formed as a limited liability company under the laws of the State of Illinois in March 1998 and is a registered investment adviser under the Advisers Act. The Adviser is registered as a commodity trading adviser and a commodity pool operator with the CFTC and is a member of the National Futures Association ("NFA") in such capacities. The Adviser also serves as portfolio manager to private investment funds, some of which utilize a multi-manager, multi-strategy investment approach similar to that of the Portfolio Company. The Adviser may in the future serve as an investment adviser or general partner of other registered and unregistered private investment companies. The offices of the Adviser are located at 123 N. Wacker Drive, 28th Floor, Chicago, Illinois, 60606. The Adviser's telephone number is 312-881-6500.

 32  Man-Glenwood Lexington TEI, LLC

The Adviser is an indirect, wholly owned subsidiary of Man Group plc, a company listed on the London Stock Exchange, which is a constituent of the FTSE100 Index of leading U.K. companies. Man Group plc is a diversified global financial services firm that engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions, and other activities.

The Adviser has assembled a closely-knit team of investment management specialists with considerable experience in the hedge fund industry. It has also built an extensive network of industry contacts and a proprietary database with a large number of managers, enabling it to offer investors access to some of the finest investment management talent. The Adviser believes that its rigorous portfolio construction process and disciplined investment management approach have earned the Adviser its reputation as a leading, established provider of multi-strategy, multi-manager funds of hedge funds (generally funds of unaffiliated funds).

The Adviser has the responsibility to implement the Portfolio Company's investment program, subject to the ultimate supervision of, and any policies established by, the Portfolio Company's Board. Under the terms of the Advisory Agreement, the Adviser allocates the Portfolio Company's assets and regularly evaluates each Hedge Fund to determine whether its investment program is consistent with the Portfolio Company's investment objective and whether its investment performance and other criteria are satisfactory. The Adviser may reallocate the Portfolio Company's assets among Hedge Funds, terminate its relationship with Hedge Funds and select additional Hedge Funds, subject in each case to the ultimate supervision of, and any policies established by, the Portfolio Company's Board.

As compensation for services required to be provided by the Adviser under the Advisory Agreement, the Portfolio Company will pay the Adviser a quarterly fee (the "Management Fee") computed at the annual rate of 1.75% of the aggregate value of outstanding Units determined as of the last day of each calendar month (before any repurchases of Units).

The personnel of the Adviser principally responsible for management of the Portfolio Company are highly experienced and educated investment professionals with a long performance record in alternative investments. They have identified, evaluated, structured, managed and monitored billions of dollars in a wide range of alternative investments globally and maintain a strong network within the alternative investment community as a result of their prior and ongoing experience. The Adviser and its personnel maintain relationships with a large number of managers. The Adviser believes that, as a result of these contacts, the Portfolio Company should have access to a large number of Hedge Funds from which to select.

The personnel of the Adviser who have primary responsibility for management of the Portfolio Company, including the selection of Hedge Fund Managers and the allocation of the Portfolio Company's assets among the Hedge Fund Managers, are:

JOHN B. ROWSELL. Dr. Rowsell, President of the Adviser, joined the Adviser in 2001 as a member of the investment committee. Before joining the Adviser, Dr. Rowsell managed an internal hedge fund at McKinsey & Company from mid-1998. Prior to that, he was a managing director in alternative asset management at Carr Global Advisors, a subsidiary of Credit Agricole Indozuez. Dr. Rowsell had also been the Director of Research for Credit Agricole Futures. Dr. Rowsell was an advisor to Goldman Sachs between 1995 and 2001 as a member of the Index Policy Committee, Goldman Sachs Commodity Index. He was also a Director at the Chicago Mercantile Exchange and an adjunct professor at the Illinois Institute of Technology, Stuart School of Business. Dr. Rowsell received a B.Sc. from the University of Guelph in Canada in 1982 and his M.S. and Ph.D. from Virginia Polytechnic Institute in 1987 and 1991, respectively.

STEVE F. FREED. Mr. Freed joined the Adviser in 2001 as a member of the investment committee. Prior to joining the Adviser, Mr. Freed was a Director and Principal at William M. Mercer Investment Consulting, Inc. Mr. Freed's responsibilities at Mercer included chairing the firm's Research and Policy Committee, conducting due diligence on both hedge fund and traditional investment managers as part of the firm's national Manager Research Group, and developing asset allocation strategies through the use of asset and liability modeling.

                                            Man-Glenwood Lexington TEI, LLC   33

Prior to his employment at Mercer, Mr. Freed was a pension actuary at Towers Perrin from mid-1990 to early 1996. Mr. Freed received his B.S. in Actuarial Science from the University of Illinois at Urbana-Champaign in 1990 (Summa Cum Laude) and his M.B.A. with specialization in finance from the University of Chicago Graduate School of Business in 1997. Mr. Freed is a Chartered Financial Analyst (CFA) and an Associate of the Society of Actuaries (ASA).

MICHAEL J. JAWOR. Mr. Jawor joined the Adviser in 2001 as a member of the investment committee. From mid-1994 until joining the Adviser, he was a co-portfolio manager of Sirius Partners, L.P., a fund of hedge funds where he was responsible for all aspects of hedge fund manager evaluation. Mr. Jawor's prior background also includes eight years as a manager in the First National Bank of Chicago's global derivatives business. In this role he was responsible for both product development and market making of over-the-counter portfolios in interest rate (3 years), commodity (3 years) and equity (2 years) derivatives. Mr. Jawor received a BBA, Cum Laude, from Loyola University of Chicago in 1981, an MBA from the University of Chicago in 1986 and is a Chartered Financial Analyst (CFA).

DAVID KIM. Mr. Kim joined the Adviser in 2002 as a member of the investment committee. Prior to joining the Adviser, Mr. Kim was head of hedge fund manager due diligence at SNS Partners Inc., a New York-based joint venture between Banco Santander and Notz, Stucki & Cie. During his four-year tenure, he specialized in equity long/short and arbitrage/relative value strategies. Mr. Kim was also an analyst in fixed income sales, trading and research at Lehman Brothers Inc. from 1993 to 1996. Mr. Kim received a BA from Bates College in 1993, an MBA from Northwestern University's Kellogg School of Management in 1998, and also completed the General Course at the London School of Economics in 1992.

BOB TUCKER. Mr. Tucker joined the Adviser in 2002 as Chief Operating Officer and focuses on the maintenance of a robust control and procedural environment, the efficiency of the business process and the management of resources. Mr. Tucker joined Man Investment Products in 1999, where he established the Fund Operations department, responsible for capital management on new fund launches, as well as the treasury and risk management of multi-manager funds. After an intervening year with a family-related venture, which included listing a company on the London Stock Exchange, Mr. Tucker rejoined the Man Group in 2002. Previously, Mr. Tucker was CFO of the global Futures Division of Barclays Capital. Mr. Tucker is a Chartered Accountant and trained with KPMG after completing his Bachelor of Economics degree at the University of Sydney.

ADMINISTRATIVE, ACCOUNTING, CUSTODY, TRANSFER AGENT, AND REGISTRAR SERVICES
SEI Investments Global Funds Services ("SEI") will act as TEI's and the Portfolio Company's fund accounting agent, transfer agent, and registrar. Under the terms of the administration agreements with TEI and the Portfolio Company, SEI will also provide certain administrative services to TEI and the Portfolio Company, including, among others: providing support services and personnel as necessary to provide such services to TEI and the Portfolio Company; handling Member inquiries regarding TEI, including but not limited to basic questions concerning their investments in TEI and capital account balances; preparing or assisting in the preparation of various reports, assisting in the communications and regulatory filings of TEI and the Portfolio Company; assisting in the review of investor applications; monitoring TEI's and the Portfolio Company's compliance with federal and state regulatory requirements (other than those relating to investment compliance); coordinating and organizing meetings of the Board and meetings of Members and preparing related materials; and maintaining and preserving certain books and records of TEI, the Offshore Fund and the Portfolio Company. SEI Private Trust Company ("SEI Trust Company") serves as TEI's, the Offshore Fund's and the Portfolio Company's custodian and maintains custody of TEI's, the Offshore Fund's and the Portfolio Company's assets. The principal business address of SEI and SEI Trust Company is One Freedom Valley Drive, Oaks, PA 19456.

In consideration for these administrative services and for fund accounting, transfer agent, custodial, and registrar services provided to TEI, proportionately based on TEI's investment (through the Offshore Fund), in

 34  Man-Glenwood Lexington TEI, LLC
the Portfolio Company, to the Portfolio Company, TEI will pay SEI a quarterly fee ("Accounting and Other Services Fee") computed at the annual rate of up to 0.25%, subject to certain minimum fees, of the aggregate value of outstanding Units determined as of the last day of each calendar month and paid quarterly, a portion of which may be paid by the Portfolio Company based on TEI's proportionate investment in the Portfolio Company. To the extent that the Offshore Fund incurs charges for these services, the Adviser, or an affiliate of the Adviser, has agreed to bear all costs related to the Offshore Fund.

Under the terms of a services agreement with TEI, the Adviser provides certain administrative services to TEI. These services include certain legal and accounting support services, certain corporate record keeping functions, provision of office space and oversight and direction of other service providers, including SEI, which provides other administrative services to TEI and the Portfolio Company as described above. In consideration of these services, TEI pays the Adviser a quarterly fee computed at the annual rate of 0.25% of the aggregate value of outstanding Units determined as of the last day of each month, before repurchase of units.

INVESTOR SERVICING ARRANGEMENTS
Under the terms of an investor servicing agreement between TEI and the Distributor (the "Investor Servicing Agreement") that has been approved by the Board, the Distributor is authorized to retain broker-dealers and certain financial advisers to provide ongoing investor services and account maintenance services to Members that are their customers ("Investor Service Providers"). These services include, but are not limited to, handling Member inquiries regarding TEI (e.g., responding to questions concerning investments in TEI, capital account balances, and reports and tax information provided by TEI); assisting in the enhancement of relations and communications between Members and TEI; assisting in the establishment and maintenance of Member accounts with TEI; assisting in the maintenance of Fund records containing Member information; and providing such other information and Member liaison services as the Distributor may reasonably request. Under the Investor Servicing Agreement, TEI will pay a quarterly fee computed at the annual rate of 0.50% of the aggregate value of its outstanding Units, determined as of the last day of each calendar month and paid quarterly (before any repurchases of Units), to the Distributor to reimburse it for payments made to Investor Service Providers and for the Distributor's ongoing investor servicing. Each Investor Service Provider will be paid based on the aggregate value of outstanding Units held by investors that receive services from the Investor Service Provider. The Distributor will be entitled to reimbursement under the Investor Servicing Agreement for any payments it may make to any affiliated Investor Service Providers. In addition, the Distributor (or one of its affiliates) may pay from its own resources additional compensation to Investor Service Providers for ongoing investor servicing.

HEDGE FUND MANAGERS

Set out below are practices that the Adviser expects that Hedge Fund Managers may follow. However, no guarantee or assurances can be made that similar practices will be followed or that any Hedge Fund Manager will adhere to, and comply with, its stated practices.

The Adviser anticipates that each Hedge Fund Manager will consider participation by the Portfolio Company or a Hedge Fund in which the Portfolio Company invests in all appropriate investment opportunities that are also under consideration for investment by the Hedge Fund Manager for Hedge Funds and other accounts managed by the Hedge Fund Managers, (collectively, the "Hedge Fund Manager Accounts"), that pursue investment programs similar to that of the Portfolio Company or the Hedge Fund. Circumstances may arise, however, under which a Hedge Fund Manager will cause its Hedge Fund Manager Accounts to commit a larger percentage of their assets to an investment opportunity than to which the Hedge Fund Manager will commit assets of the Portfolio Company or a Hedge Fund in which the Portfolio Company invests. Circumstances may also arise under which a Hedge Fund Manager will consider participation by its Hedge Fund Manager Accounts in investment opportunities in which the Hedge Fund Manager intends not to invest on behalf of the Portfolio Company or a Hedge Fund in which the Portfolio Company invests, or vice versa.

                                            Man-Glenwood Lexington TEI, LLC   35

Situations may occur when the Portfolio Company could be disadvantaged by investment activities conducted by the Hedge Fund Manager for the Hedge Fund Manager Accounts. These situations may arise as a result of, among other things:
(1) legal restrictions on the combined size of positions that may be taken for the Portfolio Company, or a Hedge Fund in which the Portfolio Company invests and/or Hedge Fund Manager Accounts (collectively "Co-Investors" and individually a "Co-Investor"), limiting the size of the Portfolio Company's or a Hedge Fund in which the Portfolio Company invests' position; (2) legal prohibitions on the Co-Investors participating in the same instruments; (3) the difficulty of liquidating an investment for a Co-Investor when the market cannot absorb the sale of the combined positions; and (4) the determination that a particular investment is warranted only if hedged with an option or other instrument and the availability of those options or other instruments is limited.

Each Hedge Fund Manager, and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may face conflicts of interest with respect to investments made on behalf of the Portfolio Company or a Hedge Fund in which the Portfolio Company invests. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Hedge Fund Manager that are the same, different from or made at different times than positions taken for the Portfolio Company or a Hedge Fund in which the Portfolio Company invests.

Hedge Fund Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser or its affiliates. In addition, Hedge Fund Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide to one or more Hedge Fund Manager Accounts or the Portfolio Company.

SUBSCRIPTIONS FOR UNITS

SUBSCRIPTION TERMS
TEI currently intends to accept initial and additional subscriptions for Units made after the closing date and the commencement of TEI's investment operations as of the first business day of each calendar month through December 1, 2005 or at such other times as may be determined by the Board. It is expected that beginning January 1, 2006, Units will be offered on a quarterly basis or at such other times as may be determined by the Board. The Board may discontinue accepting subscriptions on a monthly or quarterly basis at any time. Any amounts received in connection with the offer of Units will be promptly placed in an escrow account with SEI, as TEI's escrow agent, prior to their investment in TEI. All subscriptions are subject to the receipt of cleared funds prior to the applicable subscription date in the full amount of the subscription. Although TEI may accept, in its sole discretion, a subscription prior to receipt of cleared funds, an investor may not become a Member until cleared funds have been received. The investor must also submit a completed subscription agreement before the applicable subscription date. TEI reserves the right to reject any subscription for Units and the Adviser may, in its sole discretion, suspend subscriptions for Units at any time and from time to time.

The minimum initial investment in TEI from each investor is $25,000, and the minimum additional investment in TEI is $10,000. The minimum initial and additional investments may be reduced by TEI with respect to individual investors or classes of investors (for example, with respect to certain key employees or Managers of TEI, the Adviser or its affiliates). TEI may accept investments for any lesser amount under certain circumstances, including where an investor has significant assets under the management of the Adviser or an affiliate, in the case of regular follow on investments, and other special circumstances that may arise. Certain selling broker-dealers and financial advisers may impose higher minimums. TEI may, in its discretion, cause TEI to repurchase all of the Units held by a Member if the Member's capital account balance in TEI, as a result of repurchase or transfer requests by the Member, is less than $10,000.

Except as otherwise permitted by TEI, initial and any additional contributions to the capital of TEI by any Member must be made in cash, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of TEI. Initial and any additional contributions to the capital of TEI will

 36  Man-Glenwood Lexington TEI, LLC
be payable in one installment. Although TEI may, in its discretion, accept contributions of securities, TEI does not currently intend to accept contributions of securities. If TEI chooses to accept a contribution of securities, the securities would be valued in the same manner as TEI, and where appropriate, the Portfolio Company value their other assets.

Each new Member must agree to be bound by all of the terms of the LLC Agreement. Each potential investor must also represent and warrant in a subscription agreement, among other things, that the investor is a "Eligible Investor" as described below and is purchasing a Unit for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Unit.

INVESTOR QUALIFICATIONS
Each investor will be required to represent that it is acquiring Units directly or indirectly for the account of a Eligible Investor. To be an "Eligible Investor" you must be one of the following: (1) pension, profit-sharing, or other employee benefit trusts that are exempt from taxation under Section 501(a) of the Internal Revenue Code of 1986, as amended. (the "Code"), by reason of qualification under Section 401 of the Code; (2) employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code;
(3) certain deferred compensation plans established by corporations, partnerships, non-profit entities or state and local governments, or government-sponsored programs; (4) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1)); (5) individual retirement accounts ("IRAs") (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans; and (6) state colleges and universities ((1) through (6) collectively, "Eligible Investors").

In addition, an Eligible Investor also must be one or more of the following:

     - Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, that has total assets in excess of $1,000,000;

     - any employee benefit plan within the meaning of the ERISA if the investment decision is made by a plan fiduciary, as defined in section 3(21) of that Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $1,000,000 or, if a self-directed plan, the investment decisions are made solely by persons that meet one of the other criteria listed below;

     - Any organization described in section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring Units, with total assets in excess of $1,000,000;

     - A trust (i) with total assets in excess of $1,000,000, (ii) that was not formed for the purpose of investing in TEI, and (iii) of which the person responsible for directing the investment of assets in TEI has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

     - Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

     - Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

     - Any individual or entity that has an account managed by an investment adviser registered under the Advisers Act and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account;

     - A Manager or executive officer of TEI;

     - An entity in which all of the equity owners meet the qualifications set forth above.

                                            Man-Glenwood Lexington TEI, LLC   37

Existing Members subscribing for additional Units will be required to verify their status as Eligible Investors at the time of the additional subscription. In addition, Eligible Investors may not be charitable remainder trusts. You must complete and sign an investor certification that you meet these requirements before you may invest in TEI. A form of this investor certification is contained in Appendix A of this Prospectus. Various brokers that have entered into selling agreements with the Distributor may use differing investor certifications, which cannot, however, alter TEI's requirement that an investor be, at a minimum, an Eligible Investor.

With the exception of a seed money investment by the Adviser, which is required by law, TEI is only open to Eligible Investors as set forth above.

REPURCHASES AND TRANSFERS OF UNITS

NO RIGHT OF REDEMPTION
No Member or other person holding Units acquired from a Member will have the right to require TEI to redeem those Units. There is no public market for Units, and none is expected to develop. With very limited exceptions, Units are not transferable and liquidity will normally be provided only through limited repurchase offers that will be made from time to time by TEI. Any transfer of Units in violation of the LLC Agreement, which requires Board approval of any transfer, will not be permitted and will be void. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Units by TEI, as described below. For information on TEI's policies regarding transfers of Units, see "Repurchases, Mandatory Redemptions and Transfers of Units - Transfers of Units" in the SAI.

REPURCHASES OF UNITS
TEI from time to time will offer to repurchase outstanding Units pursuant to written tenders by Members. Repurchase offers will be made at such times and on such terms as may be determined by the Board in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding Units.

In determining whether TEI should repurchase Units from Members pursuant to written tenders, the Board will consider a variety of factors. The Board expects that TEI will offer to repurchase Units as of September 30, 2004, and quarterly thereafter as of the last business day of March, June, September, and December. The Board will consider the following factors, among others, in making its determination:

     - whether any Members have requested to tender Units to TEI;

     - the liquidity of TEI's assets;

     - the investment plans and working capital requirements of TEI;

     - the relative economies of scale with respect to the size of TEI;

     - the history of TEI in repurchasing Units;

     - the economic condition of the securities markets; and

     - the anticipated tax consequences of any proposed repurchases of Units.

TEI's assets consist primarily of its interest in the Portfolio Company, which is held through the Offshore Fund. Therefore, in order to finance the repurchase of Units pursuant to the repurchase offers, TEI may find it necessary to liquidate all or a portion of its interest in the Portfolio Company. TEI controls the Offshore Fund and, because interests in the Portfolio Company may not be transferred, TEI may withdraw a portion of its interest only pursuant to repurchase offers by the Portfolio Company made to the Offshore Fund, and a distribution from the Offshore Fund to TEI of the proceeds. TEI will not conduct a repurchase offer for Units unless the Portfolio Company simultaneously conducts a repurchase offer for the Portfolio Company's interests. The Portfolio Company's Board of Managers (the "Portfolio Company's Board") expects that the Portfolio Company will conduct repurchase offers on a quarterly basis in order to permit TEI to meet its obligations under its repurchase offers. However, there are no assurances that the Portfolio Company's Board will, in fact, decide

 38  Man-Glenwood Lexington TEI, LLC
to undertake such a repurchase offer. TEI cannot make a repurchase offer larger than a repurchase offer made by the Portfolio Company. The Portfolio Company will make repurchase offers, if any, to all of its investors, including TEI (through the Offshore Fund), on the same terms, which practice may affect the size of the Portfolio Company's offers. Subject to the Portfolio Company's investment restriction with respect to borrowings, the Portfolio Company may borrow money or issue debt obligations to finance its repurchase obligations pursuant to any such repurchase offer.

The Board will determine that TEI repurchase Units from Members pursuant to written tenders only on terms the Board determines to be fair to TEI and Members. When the Board determines that TEI will make a repurchase offer, notice of that offer will be provided to each Member describing the terms of the offer, and containing information that Members should consider in deciding whether to tender Units for repurchase. Members who are deciding whether to tender their Units or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Units from TEI during the period the offer remains open.

When Units are repurchased by TEI, Members will generally receive cash distributions equal to the value of the Units repurchased. However, in the sole discretion of TEI, the proceeds of repurchases of Units may be paid by the in-kind distribution of securities held by TEI (through the Offshore Fund), or partly in cash and partly in-kind. TEI does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that TEI does not have sufficient cash to pay for Units that are repurchased or if making a cash payment would result in a material adverse effect on TEI or on Members not tendering Units for repurchase. See "Risk Factors - Principal Risk Factors Relating to TEI's Structure." Repurchases will be effective after receipt and acceptance by TEI of all eligible written tenders of Units from Members.

REPURCHASE PROCEDURES
TEI may have to effect a withdrawal from the Offshore Fund and the Offshore Fund from the Portfolio Company to pay for the Units being repurchased, and, in turn, the Portfolio Company may have to effect withdrawals from those Hedge Funds to pay for the repurchase of TEI's interest in the Portfolio Company, which is held through the Offshore Fund. Due to liquidity restraints associated with the Portfolio Company's investments in Hedge Funds, it is presently expected that, under the procedures applicable to the repurchase of Units, Units will be valued for purposes of determining their repurchase price as of a quarter end (the "Valuation Date") that is approximately 30 days after the date by which Members must submit a repurchase request. TEI will generally pay (a) Members who have tendered all of their Units (or an amount that would cause their capital account, as discussed below, to fall below the minimum amount) an initial payment equal to 95% of the value of the Units repurchased and (b) all other Members the entire value of their Units that have been repurchased, approximately one month after the Valuation Date. Any balance due to withdrawing Members will be determined and paid promptly after completion of TEI's annual audit and be subject to audit adjustment. The amount that a Member may expect to receive on the repurchase of the Member's Units will be the value of those Units determined on the Valuation Date based on the net asset value of TEI's assets as of that date. This amount will be subject to adjustment upon completion of the annual audit of TEI's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year).

Under these procedures, Members will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding the value of Units as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Units and the date they can expect to receive payment for their Units from TEI. However, upon the expiration of a repurchase offer (i.e., approximately 30 days prior to the Valuation Date), TEI will deposit into an interest bearing escrow account an amount of Hedge Fund securities being liquidated and cash approximately equal to the payment required to redeem all Units accepted for repurchase. The deposit of such amount may be delayed under circumstances where the Portfolio Company has determined to redeem its interests in Hedge

                                            Man-Glenwood Lexington TEI, LLC   39

Funds to cover TEI's repurchase offer (through the Offshore Fund), but has experienced delays in receiving payments from the Hedge Funds. Members will be notified in advance of the expected payment date.

A Member who tenders for repurchase only a portion of the Member's Units will be required to maintain a capital account balance of $10,000. If a Member tenders a portion of the Member's Units and the repurchase of that portion would cause the Member's capital account balance to fall below this required minimum, TEI reserves the right to reduce the portion of Units to be purchased from the Member so that the required minimum balance is maintained.

Repurchases of Units by TEI are subject to SEC rules governing issuer self-tender offers and will be made only in accordance with these rules.

MANDATORY REPURCHASE BY TEI
The LLC Agreement provides that TEI may repurchase Units of a Member or any person acquiring Units from or through a Member under certain circumstances, including if: ownership of the Units by the Member or other person will cause TEI to be in violation of certain laws; continued ownership of the Units may adversely affect TEI; any of the representations and warranties made by a Member in connection with the acquisition of the Units was not true when made or has ceased to be true; or it would be in the best interests of TEI to repurchase the Units or a portion thereof. Members whose Units, or a portion thereof, are redeemed by TEI will not be entitled to a return of any amount of sales load, if any, that may have been charged in connection with the Member's purchase of Units.

CALCULATION OF NET ASSET VALUE

TEI and the Offshore Fund will compute net asset value as of the last business day of each "fiscal period" (as defined under "Units and Capital Accounts" below). Such computation is expected to occur, subject to the Board's discretion, on a monthly basis through December 1, 2005 and, beginning January 1, 2006, on a calendar quarterly basis thereafter. In determining its net asset value, TEI and the Offshore Fund will value their investments as of such fiscal period end. The net asset value of TEI and the Offshore Fund will equal the value of the assets of TEI and the Offshore Fund, respectively, less all of each entity's liabilities, including accrued fees and expenses. It is expected that the assets of TEI will consist of its interest in the Offshore Fund. In computing its net asset value, TEI will value its interest in the Offshore Fund at the value of the Offshore Fund's interest in the Portfolio Company, and the Offshore Fund will value its interest in the Portfolio Company at the net asset value provided by the Portfolio Company to the Offshore Fund and TEI.

The Portfolio Company's Board has approved procedures pursuant to which the Portfolio Company will value its investments in Hedge Funds at fair value. As a general matter, the fair value of the Portfolio Company's interest in a Hedge Fund will represent the amount that the Portfolio Company could reasonably expect to receive from a Hedge Fund or from a third party if the Portfolio Company's interest were redeemed or sold at the time of valuation, based on information reasonably available at the time the valuation is made and that the Portfolio Company believes to be reliable. In accordance with these procedures, fair value as of each fiscal period end ordinarily will be the value determined as of such fiscal period end for each Hedge Fund in accordance with the Hedge Fund's valuation policies and reported by the Hedge Fund at the time of each valuation to the Portfolio Company. Under some circumstances, the Portfolio Company or the Adviser may determine, based on other information available to the Portfolio Company or the Adviser, that a Hedge Fund's reported valuation does not represent fair value. In addition, the Portfolio Company may not have a Hedge Fund's reported valuation as of a particular fiscal period end - for example, in the unlikely event that a Hedge Fund does not report a fiscal period end value to the Portfolio Company on a timely basis. In such cases, the Portfolio Company would determine the fair value of such Hedge Fund based on any relevant information available at the time the Portfolio Company values its portfolio, including the most recent value reported by the Hedge Fund. Using the nomenclature of the hedge fund industry, any values reported as "estimated" or

 40  Man-Glenwood Lexington TEI, LLC

"final" values will reasonably reflect market values of securities for which market quotations are available or fair value as of the Portfolio Company's valuation date.

When investing in any Hedge Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Hedge Fund. As a general matter, such review will include a determination whether the Hedge Fund will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Portfolio Company for valuing its own investments. Although the procedures approved by the Portfolio Company's Board provide that the Adviser will review the valuations provided by the Hedge Fund Managers, neither the Adviser nor the Portfolio Company's Board will be able to confirm independently the accuracy of valuation calculations provided by such Hedge Fund Managers.

TEI's and the Portfolio Company's valuation procedures require TEI, the Portfolio Company, and the Adviser to consider all relevant information available at the time TEI and the Portfolio Company value their respective portfolios. The Adviser and/or the Portfolio Company's Board will consider such information, and may conclude in certain circumstances that the information provided by the investment adviser of a Hedge Fund does not represent the fair value of the Portfolio Company's interests in the Hedge Fund. Although redemptions of interests in Hedge Funds are subject to advance notice requirements, Hedge Funds will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Hedge Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Hedge Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Portfolio Company's Board, in the absence of specific transaction activity in interests in a particular Hedge Fund, the Portfolio Company would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Consistent with industry practice, the Portfolio Company may not always apply a discount in cases where there was no contemporaneous redemption activity in a particular Hedge Fund. In other cases, as when a Hedge Fund imposes extraordinary restrictions on redemptions, or when there have been no recent transactions in Hedge Fund interests, the Portfolio Company may determine that it was appropriate to apply a discount to the net asset value of the Hedge Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The valuations reported by the Hedge Fund Managers, upon which the Portfolio Company calculates its fiscal period end net asset values, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Hedge Funds are audited by those funds' independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Any adjustments in the valuations of the Hedge Funds will be reflected in TEI's net asset values for the relevant fiscal periods and may be reflected in the proceeds that a Member would receive upon the repurchase of Units, as described above in "Repurchases and Transfers of Units - Repurchase Procedures."

The procedures approved by the Portfolio Company's Board provide that, where deemed appropriate by the Adviser and consistent with the 1940 Act, investments in Hedge Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Portfolio Company is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Portfolio Company's investment will be revalued in a manner that the Adviser, in accordance with procedures approved by the Portfolio Company's Board, determines in good faith best reflects approximate market value. The Portfolio Company's Board will be responsible for ensuring that the valuation policies utilized by the Adviser are fair to the Portfolio Company and consistent with applicable regulatory guidelines.

To the extent the Adviser invests the assets of the Portfolio Company in securities or other instruments that are not investments in Hedge Funds, the Portfolio Company will generally value such assets as described below.
                                            Man-Glenwood Lexington TEI, LLC   41

Domestic exchange-traded securities and Nasdaq-listed securities will be valued at their last composite sales prices as reported on the exchanges where such securities are traded. If no sales prices are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by the appropriate exchange, dealer, or pricing service. Securities traded on a foreign securities exchange will generally be valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by the appropriate exchange, dealer, or pricing service. Redeemable securities issued by a registered open-end investment company will be valued at the investment company's net asset value per share less any applicable redemption fee. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith in accordance with procedures approved by the Portfolio Company's Board.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser and/or the Portfolio Company's Board will reevaluate its fair value methodology to determine what, if any, adjustments should be made to the methodology.

Debt securities will be valued in accordance with the Portfolio Company's valuation procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Adviser, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Portfolio Company's Board will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Portfolio Company's Board to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Portfolio Company is determined. When such events materially affect the values of securities held by the Portfolio Company or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Portfolio Company's Board.

The Adviser acts as investment adviser to other clients that may invest in securities for which no public market price exists. The Adviser may use other acceptable methods of valuation in these contexts that may result in differences in the value ascribed to the same security owned by the Portfolio Company and other clients. Consequently, the fees charged to the Portfolio Company and other clients may be different, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Portfolio Company, including the Adviser's investment management fee and the costs of any borrowings, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the net assets of the Portfolio Company if the judgments of the Portfolio Company's Board, the Adviser, or Hedge Fund Managers should prove incorrect. Also, Hedge Fund

 42  Man-Glenwood Lexington TEI, LLC

Managers will only provide determinations of the net asset value of Hedge Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Portfolio Company more frequently.

UNITS AND CAPITAL ACCOUNTS

GENERAL
TEI will maintain a separate capital account for each Member, which will have an opening balance equal to the Member's initial contribution to the capital of TEI (i.e., the amount of the investment less any applicable sales load). The aggregate net asset value of the Member's Units will reflect the value of the Member's capital account. Each Member's capital account will be increased by the amount of any additional contributions by the Member to the capital of TEI, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by TEI of the Member's Units, or portion thereof, plus the amount of any distributions to the Member that are not reinvested, plus any amounts debited against the Member's capital account as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of (i) the last day of each fiscal year (March 31), (ii) the last day of each taxable year (December 31), (iii) the day preceding the date as of which any contribution to the capital of TEI is made, (iv) any day as of which TEI repurchases any Units of any Member, or (v) any day as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective ownership of Units. Upon the closing of the initial issuance of Units, one Unit shall be issued with respect to each $100 contributed to the capital of TEI by a Member. Thereafter Units shall be issued at the net asset value per Unit as of the date of issuance. The net asset value of a Unit will be determined by dividing TEI's aggregate net asset value by the number of Units outstanding at the applicable date.

ALLOCATION OF NET PROFITS AND LOSSES
Net profits or net losses of TEI for each fiscal period will be allocated among and credited to or debited against the capital accounts of Members as of the last day of each fiscal period in accordance with Members' respective Unit ownership for the period. Net profits or net losses will be measured as the net change in the value of the net assets of TEI including any net change in unrealized appreciation or depreciation of investments as well as realized income and gains or losses and expenses during a fiscal period, before giving effect to any repurchases by TEI of Units.

Allocations for tax purposes generally will be made among Members so as to equitably reflect amounts credited or debited to each Member's capital account for the current and prior taxable years.

ALLOCATION OF SPECIAL ITEMS
Withholding taxes or other tax obligations incurred by TEI (either directly or indirectly through the Offshore Fund or the Portfolio Company) which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which TEI paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member or any successor to the Member's Units is required to pay upon demand to TEI, as a contribution to the capital of TEI, the amount of the excess.

RESERVES
Appropriate reserves may be created, accrued, and charged against net assets for contingent liabilities as of the date the contingent liabilities become known to TEI. Reserves will be in such amounts (subject to increase or reduction) that TEI may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, against net assets.

                                            Man-Glenwood Lexington TEI, LLC   43

VOTING
Each Member has the right to cast a number of votes equal to the number of Units held by such Member at a meeting of Members called by the Board. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of Managers and approval of the Advisory Agreement, in each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of TEI's business, and may not act for or bind TEI.

Whenever TEI as an investor in the Portfolio Company, through the Offshore Fund, is requested to vote on matters pertaining to the Portfolio Company (other than the termination of the Portfolio Company's business, which may be determined by the Managers of the Portfolio Company without investor approval), the Offshore Fund will pass voting rights to TEI, and TEI will hold a meeting of the Members and vote its interest in the Portfolio Company, through the Offshore Fund, for or against such matters proportionately to the instructions to vote for or against such matters received from the Members. Thus, the Offshore Fund will not vote on Portfolio Company matters requiring a vote of Portfolio Company Members without the instruction of TEI Members. TEI shall vote Units for which it receives no voting instructions in the same proportion as the Units for which it receives voting instructions.

TAXES

The following is a summary of certain aspects of the income taxation of TEI and its Members and of the Portfolio Company that should be considered by a prospective Member. TEI has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state, or local agency with respect to any of the tax issues affecting TEI, but TEI may seek a ruling from the Service with respect to the question of whether or not any income allocable to a tax-exempt investor in TEI would be unrelated business taxable income ("UBTI"). Further, TEI has not obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of TEI as a partnership for Federal income tax purposes and the absence of UBTI.

This summary of certain aspects of the Federal income tax treatment of TEI is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations"), and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in TEI. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

Prospective Members should consult with their own tax advisers in order fully to understand the Federal, state, local, and foreign income tax consequences of an investment in TEI.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of this prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of TEI are consistent with their overall investment plans. Prospective tax-exempt investors are urged to consult their own counsel and tax advisors regarding the acquisition of Units

TAX TREATMENT OF FUND OPERATIONS

Classification of TEI
TEI has received an opinion of Kirkpatrick & Lockhart, LLP, counsel to TEI, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, TEI will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

 44  Man-Glenwood Lexington TEI, LLC

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Units will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof).

The Section 7704 Regulations include a "redemption or repurchase agreement" safe harbor under which partnership interests can avoid being treated as readily tradable. The Section 7704 Regulations provide that this safe harbor applies in the case of a "redemption or repurchase agreement," which is defined as "a plan of redemption or repurchase maintained by a partnership whereby the partners may tender their partnership interests for purchase by the partnership, another partner, or a person related to another partner. The Section 7704 Regulations provide that the transfer of an interest in a partnership pursuant to a redemption or repurchase agreement is disregarded in determining whether interests in the partnership are readily tradable if (1) the redemption or repurchase agreement provides that the redemption or repurchase cannot occur until at least 60 calendar days after the partner notifies the partnership in writing of the partner's intention to exercise the redemption or repurchase right, (2) the redemption or repurchase price is established not more than four times during the partnership's taxable year, and the sum of the percentage interests in partnership capital or profits transferred during the taxable year of the partnership does not exceed 10 percent of the total interests in partnership capital or profits.

The LLC Agreement contains provisions satisfying the requirements for a safe-harbor redemption or repurchase agreement. First, the LLC Agreement provides that the Fund will repurchase Units only if they have been tendered at least 30 days prior to a Valuation Date; and it will pay the repurchase price approximately, but no earlier than, 30 days after the Valuation Date (therefore, in no event less than 60 days after the written tender thereof). Second, the LLC Agreement provides that Units will be valued for purposes of determining their repurchase price as of the end of each fiscal quarter (i.e., four times per fiscal year).

The third condition of the "redemption or repurchase agreement" safe harbor is that the repurchased interests' partnership capital or profits not exceed 10 per cent per year of the total interests in partnership capital or profits. The LLC Agreement does not contain an explicit limitation on the quantity of Units that can be repurchased in any year. The transfer restrictions and repurchase provisions of the LLC Agreement are sufficient meet the requirements of the "redemption or repurchase agreement" safe harbor as set forth in the Section 7704 Regulations in any year in which the Fund repurchases Units not in excess of 10 percent of the total interests in the Fund's capital or profits.

In the event that, in any year, the Fund repurchases Units in excess of 10 percent of the total interests in the Fund's capital or profits, the Fund will not satisfy the "redemption or repurchase agreement" safe harbor. The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event, the partnership's status is examined to determine whether, taking into account all of the facts and circumstances, the partners are readily able to buy, sell, or exchange their partnership interests in a manner that is comparable, economically, to trading on an established securities market. Kirkpatrick & Lockhart LLP also has rendered its opinion that TEI will not be a publicly traded partnership treated as a corporation for purposes of the Section 7704 due to the application of the "redemption or repurchase agreement" safe harbor in any year in which TEI repurchases Units not in excess of 10 percent of the total interests in TEI's capital or profits and that, in the event that TEI in any year repurchases Units in excess of 10 percent of the total interests in TEI's capital or profits, TEI may still avoid being considered a publicly traded partnership if the facts and circumstances with respect to TEI's repurchases of Units, including the amount of Units being repurchased in such year and the pattern of repurchases of Units over the life of TEI, indicate that the Fund is not providing the equivalent of a secondary

                                            Man-Glenwood Lexington TEI, LLC   45
market for its Units that is comparable, economically, to trading on an established securities market. Based upon the anticipated operations of TEI, Units will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, TEI will not be treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that TEI should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge by the Service, changes in the Code, the Regulations, or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of TEI would be subject to corporate income tax when recognized by TEI; distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of TEI; and Members would not be entitled to report profits or losses realized by TEI.

As an entity treated as a partnership for tax purposes, TEI is not itself subject to Federal income tax. TEI will file an annual partnership information return with the Service that will report the results of operations. Each Member will be required to report separately on its income tax return its distributive share of TEI's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. TEI does not presently intend to make periodic distributions of its net income or gains, if any, to Members. The amount and times of distributions, if any, will be determined in the sole discretion of the Board. Each Member will be taxed on its distributive share of TEI's taxable income and gain regardless of whether it has received or will receive a distribution from TEI. For a more detailed discussion of certain aspects of the income taxation of TEI and its investments under Federal and state law, see "Tax Aspects" in the SAI.

Classification of the Offshore Fund
The tax status of the Offshore Fund and its shareholders under the tax laws of the Cayman Islands and the United States is summarized below. The summary is based on the assumption that the Offshore Fund is owned, managed and operated as contemplated and reflects counsel's consideration of the fact that shares of the Offshore Fund will be held by TEI and that Units in TEI will be held by U.S. tax-exempt entities. The summary is considered to be a correct interpretation of existing laws as applied on the date of this Prospectus but no representation is made or intended by the Offshore Fund (i) that changes in such laws or their application or interpretation will not be made in the future or (ii) that the United States Internal Revenue Service will agree with the interpretation described below as applied to the method of operation of the Offshore Fund. Persons interested in subscribing for Units in TEI should consult their own tax advisers with respect to the tax consequences, including the income tax consequences, if any, to them of the purchase, holding, redemption, sale or transfer of Units.

1. The Offshore Fund is classified as an association taxable as a corporation for United States federal income tax purposes.

2. The Offshore Fund intends to conduct its affairs so that it will not be deemed to be engaged in a trade or business in the United States and, therefore, none of its income will be treated as "effectively connected" with a U.S. trade or business carried on by the Offshore Fund. Accordingly:

     a) Under present law, the Offshore Fund is not subject to any United States federal income tax on its capital gains whether from sources within or outside the United States to the extent that such securities are not classified as United States real property interests within the meaning of Section 897 of Internal Revenue Code of 1986, as amended (the "Code"). In this connection, the Offshore Fund does not currently intend to buy any securities that would be classified as United States real property interests.

     b) The only United States income tax which is payable by the Offshore Fund on its income from dividends and interest is the 30% withholding tax applicable to dividends and certain interest income considered to be from sources within the United States. The Offshore Fund does not expect to maintain cash reserves, but

 46  Man-Glenwood Lexington TEI, LLC
generally intends to invest any cash reserves that may exist in a manner so as not to be subject to 30% withholding.

3. Eligible Investors generally are exempt from U.S. federal income tax except to the extent that they have UBTI. UBTI is income from a trade or business unrelated to the trade or business regularly carried on by a tax-exempt entity. UBTI in excess of $1,000 (U.S.) in any year is taxable and may result in an alternative minimum tax liability. In view of this special problem, a tax-exempt investor should consult its tax adviser before purchasing Units. It will be the responsibility of any tax-exempt investor investing in TEI to keep its own records with respect to UBTI and file its own IRS Form 990-T with respect thereto.

Various types of income, including dividends, interest, royalties, rents from real property (and incidental personal property) and gains from the sale of property other than inventory and property held primarily for sale to customers are excluded from UBTI so long as such income is not derived from debt financed property. To the extent that the Offshore Fund holds property that constitutes debt-financed property (e.g., purchases securities on margin or through other means of leverage) or property primarily for sale to customers ("dealer" property) or becomes actively involved in trading securities, income attributable to such property or activity may constitute UBTI. However, such UBTI should not be attributable to shareholders because the Offshore Fund is classified for U.S. income tax purposes as an association taxable as a corporation and UBTI generally will not pass through or be deemed to pass through a corporation to its U.S. tax-exempt shareholders.

The Code provides several taxing regimes that have the effect of taxing U.S. persons currently on some or all of their pro rata share of the income of a foreign corporation, even though such income has not actually been distributed to them. These regimes involve the taxation of U.S. shareholders of (i) "passive foreign investment companies" ("PFICs"), (ii) "foreign personal holding companies" ("FPHCs") and (iii) "controlled foreign corporations" ("CFCs"). Because all of the shares of the Offshore Fund will be held by TEI, which is a U.S. partnership for income tax purposes, the Offshore Fund will be considered a CFC for U.S. income tax purposes.

A "U.S. shareholder" (as defined below) of a CFC generally must include in income currently its pro rata share of, among other things, the CFC's "Subpart F income," whether or not currently distributed to such shareholder. "Subpart F income" includes the various types of passive types of investment income such as dividends, interest, gains from the sale of stock or securities, and gains from futures transactions in commodities. A "U.S. shareholder" is generally defined as any U.S. person (including a U.S. partnership) that owns (or, after the application of certain constructive stock ownership rules, is deemed to own) 10% or more of the total combined voting power of all classes of stock entitled to vote of the foreign corporation. A foreign corporation will be treated as a CFC if more than 50% of the stock of such foreign corporation, determined by reference to either vote or value, is owned (or, after the application of certain constructive stock ownership rules, is deemed to be owned) by "U.S. shareholders." Because TEI, a U.S. partnership, will own 100% of the stock of the Offshore Fund, the Offshore Fund will be treated as a CFC.

"Subpart F income" of a CFC that is currently taxed to a "U.S. shareholder" is not subject to tax again in its hands when actually distributed to such shareholder. Where income is taxable under both the PFIC or FPHC rules and Subpart F, Subpart F is given precedence, and such income is taxed only once. In addition, a corporation will not be treated with respect to a shareholder as a PFIC during the "qualified portion" of such shareholder's holding period with respect to stock in such corporation. Generally, the term "qualified portion" means the portion of the shareholder's holding period during which the shareholder is a "U.S. shareholder" (as defined above) and the corporation is a CFC.

Under current law applicable to U.S. tax-exempt entities, income attributed from a CFC, PFIC or FPHC to a tax-exempt entity is taxable to a tax-exempt entity only if the income attributed from the CFC, PFIC or FPHC is made taxable to the tax-exempt entity under the Code and regulations relating to particular categories of UBTI (for example, if the Offshore Fund were to generate certain insurance income as defined in Section 512(b)(17) of the Code). The Offshore Fund does not expect to generate UBTI of this type.

                                            Man-Glenwood Lexington TEI, LLC   47

TEI has received an opinion of Kirkpatrick & Lockhart, LLP, counsel to TEI, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, income of TEI allocable to tax-exempt investors (subject to certain exceptions) should not constitute UBTI. TEI has not sought a ruling from the Service with respect to any of the tax issues affecting TEI, but TEI may decide in the future to seek a ruling with respect to the question of whether or not any income allocable to a tax-exempt investor in TEI would be UBTI.

The foregoing discussion is intended to apply primarily to exempt organizations that are qualified plans. The UBTI of certain other exempt organizations may be computed in accordance with special rules. Further, certain types of tax-exempt entities under the Code, such as "charitable remainder trusts" that are required to make taxable distributions based upon income received from all sources, may be disadvantaged under the rules relating to CFCs, PFICs and FPHCs in a manner similar to taxable investors. Charitable remainder trusts are generally required, under their trust instruments and for purposes of qualifying under the Code for tax exemption, to make current distributions of all or a significant portion of their income. As an investor in a CFC, such a trust would be deemed to receive income each year from the CFC whether or not the CFC currently distributes such income. For these reasons, TEI would not be an appropriate investment for charitable remainder trusts.

4. There are no income, corporation, capital gains or other taxes in effect in the Cayman Islands on the basis of present legislation. The Offshore Fund is an exempted company under Cayman Islands law and has made an application to the Governor-in-Council of the Cayman Islands for, and expects to receive, an undertaking as to tax concessions pursuant to Section 6 of the Tax Concessions Law (1999 Revision) which will provide that, for a period of 20 years from the date of issue of the undertaking, no law thereafter enacted in the Cayman Islands imposing any taxes to be levied on profits, income, gains or appreciation will apply to the Offshore Fund or its operations. No capital or stamp duties are levied in the Cayman Islands on the issue, transfer or redemption of shares. An annual registration fee will be payable by the Offshore Fund to the Cayman Islands government which will be calculated by reference to the nominal amount of its authorized capital.

DISTRIBUTION ARRANGEMENTS

GENERAL
The Distributor acts as the distributor of Units on a best efforts basis, subject to various conditions, pursuant to the terms of a General Distributor's Agreement entered into with TEI. Units may be purchased through the Distributor or through brokers or dealers that have entered into selling agreements with the Distributor. TEI is not obligated to sell to a broker or dealer any Units that have not been placed with Eligible Investors that meet all applicable requirements to invest in TEI. The Distributor maintains its principal office at 123 N. Wacker Drive, 28th Floor, Chicago, Illinois, 60606. The Distributor is an affiliate of the Adviser.

Units are being offered in an initial offering. TEI expects to deliver Units purchased in the initial offering on or about May 1, 2004, or on such earlier or later date as the Distributor may determine. Subsequent to the initial offering, Units will be offered and may be purchased on a monthly basis through December 1, 2005 and thereafter on a quarterly basis, or at such other times as may be determined by the Board. Neither the Distributor nor any other broker or dealer is obligated to buy from TEI any of the Units. There is no minimum aggregate amount of Units required to be purchased in the initial offering. The Distributor does not intend to make a market in Units. To the extent consistent with applicable law, TEI has agreed to indemnify the Distributor and its affiliates and brokers and their affiliates that have entered into selling agreements with the Distributor against certain liabilities under the Securities Act.

 48  Man-Glenwood Lexington TEI, LLC

PURCHASE TERMS
Units are being offered only to Eligible Investors that meet all requirements to invest in TEI. The minimum initial investment in TEI by an investor is $25,000. Subsequent investments must be at least $10,000. These minimums may be modified by TEI from time to time.

Under a right of accumulation offered by TEI, the amount of each additional investment in TEI by a Member will be aggregated with the amount of the Member's initial investment (including investment in Man-Glenwood Lexington, LLC) and any other additional investments in determining the applicable sales load at the time of the additional investment. The right of accumulation also permits an investor's investment in TEI to be combined with investments made by the investor's spouse, or for individual accounts (including IRAs and 403(b) Plans), joint accounts of such persons, and for trust or custodial accounts on behalf of their children who are minors. A fiduciary can count all Units purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will aggregate the amount of each additional investment in TEI with the amount of the Member's initial investment and any other additional investments if currently owned to determine the sales load rate that applies. The reduced sales load will apply only to current purchases. An investor must request the reduced sales load when making an investment.

In addition, the sales load may be waived in certain cases with respect to purchases of Units by certain purchasers, including: (1) the Adviser, the Distributor, or their affiliates; (2) present or former officers, managers, trustees, registered representatives, and employees (and the "immediate family" of any such person, which term encompasses such person's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.)) of TEI, the Portfolio Company, the Distributor, the Adviser, and affiliates of the Distributor or the Adviser, and retirement plans established by them for their employees; (3) purchasers for whom the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity; (4) purchasers who use proceeds from an account for which the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Units of TEI;
(5) brokers, dealers, and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals); (6) broker-dealers, investment advisers or financial planners that have entered into an agreement with the Distributor and that purchase Units of TEI for (i) their own accounts or (ii) the accounts of eligible clients and that charge a fee to the client for their services; (7) clients of such investment advisers or financial planners described in (6) above who place trades for the clients' own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker-dealer or agent that has entered into an agreement with the Distributor; and (8) orders placed on behalf of other investment companies that the Distributor, the Adviser, or an affiliated company distributes. For further information, see Appendix A of the SAI. To be eligible to receive a waiver of the sales load or special sales load rate applicable under the right of accumulation, an investor must advise the Distributor or the selling broker or dealer when making an investment.

The full amount of the sales load is reallowed by the Distributor to selling brokers and dealers. The maximum distribution compensation to be paid to distributors and related persons in connection with the initial offering of Units will not exceed 3% of the initial gross proceeds of Units sold. Such compensation consists of the maximum sales load of 3%. The Distributor (or one of its affiliates) may pay from its own resources additional compensation, either at the time of sale or on an ongoing basis, to brokers and dealers for Units sold by such brokers and dealers, and for referrals of such brokers and dealers.

Investor funds will not be accepted until the registration statement to which this prospectus relates is declared effective. All investor funds for the initial closing of the sale of Units, and for closings of subsequent offerings, will be deposited in an escrow account maintained by SEI, as escrow agent for the benefit of the investors. Funds held in the escrow account may be invested in high quality, short-term investments, and any interest

                                            Man-Glenwood Lexington TEI, LLC   49
earned on the funds will be paid to TEI on the date Units are issued. The full amount of an investment is payable in federal funds, which must be received by the Distributor not later than fourteen (14) calendar days prior to the beginning of a month or quarter, as the case may be, if payment is made by check or four (4) business days prior to the beginning of a month or quarter, as the case may be, if payment is sent by wire or via NSCC.

Before an investor may invest in TEI, the Distributor, or the investor's sales representative will require a certification from the investor that it is an Eligible Investor and meets other requirements for investment, and that the investor will not transfer its Units except in the limited circumstances permitted under the LLC Agreement. The form of investor certification that each investor will be asked to sign is contained in Appendix A of this prospectus and will be contained in TEI's application form. An investor's certification must be received and accepted by the Distributor along with its good payment as described above. Otherwise an investor's order will not be accepted. Various brokers that have entered into selling agreements with the Distributor may use differing investor certifications, which cannot, however, alter the Fund's requirement that an investor be at a minimum an Eligible Investor.

The LLC Agreement is contained in Appendix C of this prospectus. Each new investor will agree to be bound by all of its terms by executing an investor certification form.

GENERAL INFORMATION

TEI is registered under the 1940 Act as a closed-end, non-diversified, management investment company. TEI was formed as a limited liability company under the laws of the State of Delaware on October 22, 2003 and has no operating history. TEI's address is 123 N. Wacker Drive, 28th Floor, Chicago IL 60606. The Adviser's telephone number is 312-881-6500.

 50  Man-Glenwood Lexington TEI, LLC

TABLE OF CONTENTS OF THE SAI

STATEMENT OF ADDITIONAL INFORMATION.........................     1
INVESTMENT POLICIES AND PRACTICES...........................     3
  Fundamental Policies......................................     3
  Certain Portfolio Securities and Other Operating
     Policies...............................................     4
REPURCHASES, MANDATORY REDEMPTIONS AND TRANSFERS OF UNITS...    11
  Repurchase Offers.........................................    11
  Mandatory Redemptions.....................................    12
  Transfers of Units........................................    12
BOARD OF MANAGERS...........................................    13
OFFSHORE FUND...............................................    16
INVESTMENT ADVISORY SERVICES................................    17
TEI, THE OFFSHORE FUND AND PORTFOLIO COMPANY EXPENSES.......    19
CODES OF ETHICS.............................................    21
VOTING OF PROXIES...........................................    22
PARTICIPATION IN INVESTMENT OPPORTUNITIES...................    22
OTHER MATTERS...............................................    24
TAX ASPECTS.................................................    24
  CLASSIFICATION OF OFFSHORE FUND...........................    26
  Tax Consequences to a Withdrawing Member..................    30
  Tax Treatment of Portfolio Investments....................    31
  Unrelated Business Taxable Income.........................    34
  Certain Issues Pertaining to Specific Exempt
     Organizations..........................................    35
  State and Local Taxation..................................    36
ERISA CONSIDERATIONS........................................    37
BROKERAGE...................................................    39
VALUATION OF ASSETS.........................................    40
ACCOUNTANTS AND LEGAL COUNSEL...............................    41
CUSTODIAN...................................................    41
RECORD OWNERS OF 5% OR MORE.................................    42
SUMMARY OF LLC AGREEMENT....................................    42
FUND ADVERTISING AND SALES MATERIAL.........................    44
FINANCIAL STATEMENTS........................................    45
APPENDIX A: WAIVERS OF SALES LOADS..........................    50

                                            Man-Glenwood Lexington TEI, LLC   51

APPENDIX A: INVESTOR CERTIFICATION

I hereby certify that I am an "Eligible Investor," which means that I am one of the following: (1) pension, profit-sharing, or other employee benefit trusts that are exempt from taxation under Section 501(a) of the Internal Revenue Code of 1986, as amended. (the "Code"), by reason of qualification under Section 401 of the Code; (2) employee benefit plans or other programs established pursuant to Sections 403(b), 408(k) and 457 of the Code; (3) certain deferred compensation plans established by corporations, partnerships, non-profit entities or state and local governments, or government-sponsored programs; (4) certain foundations, endowments and other exempt organizations under Section 501(c) of the Code (other than organizations exempt under Section 501(c)(1));
(5) individual retirement accounts ("IRAs") (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs and rollover IRAs) and 403(b)(7) Plans; and (6) state colleges and universities ((1) through (6) collectively, "Eligible Investors").

I hereby also certify that at least one of the following categories describes me at the time that I am applying to purchase Units:

     - A natural person who had an income in excess of $200,000 in each of the two most recent years (or joint income with my spouse in excess of $300,000 in each of those years) and who has a reasonable expectation of reaching the same income level in the current year;

     - A natural person who has a net worth(1) (or joint net worth with my spouse) in excess of $1,000,000 (net worth for this purpose means total assets in excess of total liabilities);

     - An investor having an account managed by an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act") and the adviser is subscribing for Units in a fiduciary capacity on behalf of the account;

     - A trust (i) with total assets in excess of $1,000,000, (ii) that was not formed for the purpose of investing in TEI, and (iii) of which the person responsible for directing the investment of assets in TEI has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

     - A Manager or executive officer of TEI;

     - A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $1,000,000;

     - An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $1,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors" (as defined in Regulation D under the 1933 Act); or

     - An entity in which all of the equity owners meet the qualifications set forth above.

I am not a charitable remainder trust.

I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the prospectus of TEI, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in TEI involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in TEI is suitable only for

------------------------------------

(1) As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.
                                           Man-Glenwood Lexington TEI, LLC  A- 1
investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code) for purposes of U.S. Federal income taxation. I agree to notify TEI within 60 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear in your records, are true and correct. I understand that these certifications, which are made under penalty of perjury, may be disclosed to the Internal Revenue Service by TEI and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

If I am the fiduciary executing this Investor Certificate on behalf of a Plan (the "Fiduciary"), I represent and warrant that I have considered the following with respect to the Plan's investment in TEI and have determined that, in review of such considerations, the investment is consistent with the Fiduciary's responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"): (i) the fiduciary investment standards under ERISA in the context of the Plan's particular circumstances; (ii) the permissibility of an investment in TEI under the documents governing the Plan and the Fiduciary; and
(iii) the risks associated with an investment in TEI and the fact that I will be unable to redeem the investment. However, TEI may repurchase the investment at certain times and under certain conditions set forth in the prospectus.

I understand that TEI and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in TEI. I understand that an investment in TEI is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify Man Investments Inc. and its affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

By signing below, I hereby execute, as a Member, and agree to be bound by the terms of TEI's Limited Liability Company Agreement (the "Agreement"), including its Power of Attorney provisions, a form of which is set forth in Appendix C to the prospectus. I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

                                         Signature:.............................

                                         Name:..................................
                                         Date:..................................

A- 2  Man-Glenwood Lexington TEI, LLC

APPENDIX B: PERFORMANCE INFORMATION

This appendix presents past performance information ("Performance") of (i) a private fund that utilized a multi-manager, multi-strategy investment approach from the private fund's establishment in 1993 to 2002 and (ii) Man-Glenwood Lexington Associates Portfolio, LLC (the "Portfolio Company"), which is the private fund's successor, from January 1, 2003 thereafter. Pursuant to a two-part reorganization transaction completed on January 2, 2003, the private fund was reorganized into a newly formed master-feeder structure in which the Portfolio Company assumed the private fund's portfolio, with the private fund investing all of its investable assets in the Portfolio Company, except those restricted for regulatory reasons, liquidation purposes or forced redemptions, and in anticipation of Man-Glenwood Lexington, LLC, the Portfolio Company's other feeder fund investing all of its investable assets in the Portfolio Company after March 31, 2003. Glenwood Capital Investments, L.L.C. (the "Adviser") is the investment adviser to the Portfolio Company, and is the investment adviser to the private fund. The private fund, the Portfolio Company, its existing feeder fund, and TEI have substantially similar investment objectives, polices and strategies. The Adviser manages the Portfolio Company substantially similarly to the private fund. Accordingly, by TEI investing all of its investable assets in the Portfolio Company, TEI participates in the substantially similar investment management that the Adviser renders to the Portfolio Company and previously rendered to the private fund.

The private fund and Portfolio Company Performance has been adjusted to reflect the anticipated fees and expenses of TEI including the 3.00% annualized expense limit that the Adviser has agreed through December 31, 2005 (with automatic renewal unless terminated by Adviser or TEI), plus certain private fund expenses. If the expense limitation is terminated, the expenses of TEI may be higher than the 3.00% expense limitation, which would lower the performance shown. Actual fees and expenses will vary depending on, among other things, the applicable fee schedule, fund size, and applicable sales charges, if any. The fee schedule and anticipated expenses are included in the Prospectus. The Performance is also compared with the performance figures for the benchmark indices appropriate to TEI.

THE PAST PERFORMANCE OF THE PRIVATE FUND AND THE PORTFOLIO COMPANY IS NO GUARANTEE OF FUTURE RESULTS OF EITHER THE PORTFOLIO COMPANY OR TEI. PLEASE NOTE THE FOLLOWING CAUTIONARY GUIDELINES IN REVIEWING THIS APPENDIX:

     - PERFORMANCE FIGURES PRIOR TO THE FIRST QUARTER OF 2003 ARE THE HISTORICAL PERFORMANCE OF THE INVESTMENT PORTFOLIO OF THE PRIVATE FUND, ALL ASSETS OF WHICH WERE, AS A RESULT OF THE REORGANIZATION, EXCEPT FOR THOSE ASSETS RESTRICTED FOR REGULATORY REASONS, LIQUIDATION PURPOSES, OR FORCED REDEMPTIONS, HELD BY THE PORTFOLIO COMPANY, IN WHICH TEI WILL INVEST ALL OR SUBSTANTIALLY ALL OF ITS INVESTABLE ASSETS (THROUGH THE OFFSHORE
       FUND). The Performance shown is not an indication of how the Portfolio Company or TEI will perform in the future. The Portfolio Company's and TEI's performance in the future may be different from that shown due to factors such as differences in cash flows, fees, expenses, performance calculation methods, portfolio size, number of underlying pooled investments, investment limitations, diversification requirements and other restrictions imposed on registered funds by the Investment Company Act of 1940, as amended ("1940 Act"), all of which, if applicable, could have a negative impact on the Portfolio Company's and TEI's performance. In particular, the private fund's Performance is not necessarily an indication of how the Portfolio Company and TEI will perform, as the private fund was not subject to investment limitations, and other restrictions imposed on registered management investment companies by the 1940 Act which, if applicable, could have a negative impact on the Portfolio Company's and TEI's performance. The Performance shown since the first quarter of 2003 is that of the Portfolio Company since its registration under the 1940 Act.

     - THE BENCHMARK. The Performance is compared to broad-based securities and bond market indices. Broad-based securities and bond indices are unmanaged and are not subject to fees and expenses typically associated with managed funds, including the Portfolio Company and TEI. Investments

                                           Man-Glenwood Lexington TEI, LLC  B- 1
       generally cannot be made directly in a broad-based securities or bond index. Each respective index is described below.

------------------------------------------------------------------------------
            HISTORICAL PERFORMANCE      S&P 500(1)          SALOMON BOND(2)
------------------------------------------------------------------------------
  MONTH      MONTHLY      ANNUAL     MONTHLY   ANNUAL    MONTHLY       ANNUAL
  TOTAL       TOTAL        TOTAL      TOTAL     TOTAL     TOTAL        TOTAL
 ENDINGS      RETURN      RETURN     RETURN    RETURN    RETURN        RETURN
------------------------------------------------------------------------------
  01-93        0.90%                   0.23%              4.83%
------------------------------------------------------------------------------
  02-93        0.95%                   1.27%              2.56%
------------------------------------------------------------------------------
  03-93        2.89%                   2.18%              0.26%
------------------------------------------------------------------------------
  04-93        3.52%                  -2.36%              0.51%
------------------------------------------------------------------------------
  05-93        2.10%                   2.49%              0.21%
------------------------------------------------------------------------------
  06-93        3.39%                   0.32%              2.93%
------------------------------------------------------------------------------
  07-93        1.55%                  -0.30%              1.00%
------------------------------------------------------------------------------
  08-93        2.69%                   3.30%              2.87%
------------------------------------------------------------------------------
  09-93       -0.61%                  -0.40%              0.44%
------------------------------------------------------------------------------
  10-93        1.63%                   2.16%              0.50%
------------------------------------------------------------------------------
  11-93        0.31%                  -1.06%             -1.87%
------------------------------------------------------------------------------
  12-93        4.87%     26.88%        1.72%    9.81%     0.67%       15.78%
------------------------------------------------------------------------------
  01-94        1.82%                   2.37%              2.02%
------------------------------------------------------------------------------
  02-94       -2.34%                  -2.20%             -2.85%
------------------------------------------------------------------------------
  03-94       -1.55%                  -4.40%             -3.84%
------------------------------------------------------------------------------
  04-94       -0.88%                   1.45%             -0.97%
------------------------------------------------------------------------------
  05-94        1.67%                   1.66%             -0.61%
------------------------------------------------------------------------------
  06-94        0.47%                  -2.61%             -0.81%
------------------------------------------------------------------------------
  07-94        0.00%                   3.39%              3.09%
------------------------------------------------------------------------------
  08-94        0.33%                   4.13%             -0.31%
------------------------------------------------------------------------------
  09-94        0.41%                  -2.57%             -2.66%
------------------------------------------------------------------------------
  10-94       -1.07%                   2.62%             -0.50%
------------------------------------------------------------------------------
  11-94       -1.59%                  -4.00%              0.18%
------------------------------------------------------------------------------
  12-94       -0.22%     -2.99%        1.48%    0.81%     1.58%       -5.75%
------------------------------------------------------------------------------
  01-95       -0.48%                   2.25%              2.56%
------------------------------------------------------------------------------
  02-95       -0.06%                   4.27%              2.90%
------------------------------------------------------------------------------
  03-95        1.34%                   3.28%              0.95%
------------------------------------------------------------------------------
  04-95        1.49%                   2.71%              1.75%
------------------------------------------------------------------------------
  05-95        1.17%                   1.95%              6.30%
------------------------------------------------------------------------------
  06-95        0.02%                   4.28%              0.80%
------------------------------------------------------------------------------
  07-95        1.89%                   3.54%             -1.02%
------------------------------------------------------------------------------
  08-95        3.20%                  -0.14%              2.14%
------------------------------------------------------------------------------
  09-95        0.95%                   4.40%              1.52%
------------------------------------------------------------------------------
  10-95        0.23%                   0.00%              1.85%
------------------------------------------------------------------------------
  11-95        0.50%                   4.01%              2.43%
------------------------------------------------------------------------------
  12-95        1.65%     12.49%        1.93%   37.59%     2.28%       27.20%
------------------------------------------------------------------------------
  01-96        1.84%                   2.51%              0.14%
------------------------------------------------------------------------------
  02-96        0.74%                   1.82%             -3.73%
------------------------------------------------------------------------------
  03-96        1.70%                   0.97%             -1.30%
------------------------------------------------------------------------------
  04-96        1.38%                   1.53%             -1.60%
------------------------------------------------------------------------------
  05-96        2.27%                   2.87%              0.05%
------------------------------------------------------------------------------
  06-96        0.18%                   0.02%              1.72%
------------------------------------------------------------------------------
  07-96       -2.43%                  -5.09%              0.00%
------------------------------------------------------------------------------
  08-96        2.20%                   2.84%             -0.61%
------------------------------------------------------------------------------
  09-96       -0.04%                   5.60%              2.59%
------------------------------------------------------------------------------
  10-96        1.19%                   2.16%              3.62%
------------------------------------------------------------------------------

B- 2  Man-Glenwood Lexington TEI, LLC

------------------------------------------------------------------------------
            HISTORICAL PERFORMANCE      S&P 500(1)          SALOMON BOND(2)
------------------------------------------------------------------------------
  MONTH      MONTHLY      ANNUAL     MONTHLY   ANNUAL    MONTHLY       ANNUAL
  TOTAL       TOTAL        TOTAL      TOTAL     TOTAL     TOTAL        TOTAL
 ENDINGS      RETURN      RETURN     RETURN    RETURN    RETURN        RETURN
------------------------------------------------------------------------------
  11-96        2.33%                   8.19%              2.63%
------------------------------------------------------------------------------
  12-96        0.90%     12.86%       -0.26%   25.11%    -1.86%        1.39%
------------------------------------------------------------------------------
  01-97        2.60%                   4.19%             -0.29%
------------------------------------------------------------------------------
  02-97        1.74%                   1.02%              0.28%
------------------------------------------------------------------------------
  03-97        0.07%                  -2.00%             -2.21%
------------------------------------------------------------------------------
  04-97       -1.21%                   3.73%              1.84%
------------------------------------------------------------------------------
  05-97        3.03%                   6.02%              1.28%
------------------------------------------------------------------------------
  06-97        2.76%                   4.50%              1.87%
------------------------------------------------------------------------------
  07-97        4.11%                   7.74%              5.28%
------------------------------------------------------------------------------
  08-97        0.98%                  -5.42%             -2.40%
------------------------------------------------------------------------------
  09-97        3.11%                   5.46%              2.27%
------------------------------------------------------------------------------
  10-97       -0.50%                  -4.47%              1.91%
------------------------------------------------------------------------------
  11-97        0.22%                   5.86%              1.01%
------------------------------------------------------------------------------
  12-97        0.96%     19.22%        1.76%   31.09%     1.63%       12.96%
------------------------------------------------------------------------------
  01-98       -1.15%                   1.12%              1.37%
------------------------------------------------------------------------------
  02-98        1.87%                   7.17%             -0.07%
------------------------------------------------------------------------------
  03-98        2.54%                   4.34%              0.38%
------------------------------------------------------------------------------
  04-98        1.22%                   1.79%              0.53%
------------------------------------------------------------------------------
  05-98        1.13%                  -1.77%              1.67%
------------------------------------------------------------------------------
  06-98       -0.27%                   4.07%              1.15%
------------------------------------------------------------------------------
  07-98        0.04%                   0.92%             -0.56%
------------------------------------------------------------------------------
  08-98       -0.75%                 -10.03%              0.89%
------------------------------------------------------------------------------
  09-98       -1.69%                  -0.85%              4.13%
------------------------------------------------------------------------------
  10-98       -0.64%                   8.18%             -1.90%
------------------------------------------------------------------------------
  11-98        2.16%                   6.04%              2.70%
------------------------------------------------------------------------------
  12-98        1.68%      6.20%        5.99%   28.80%     0.10%       10.75%
------------------------------------------------------------------------------
  01-99        0.97%                   3.99%              1.23%
------------------------------------------------------------------------------
  02-99        0.87%                  -3.13%             -4.01%
------------------------------------------------------------------------------
  03-99        0.84%                   5.16%              0.02%
------------------------------------------------------------------------------
  04-99        3.01%                   2.76%             -0.24%
------------------------------------------------------------------------------
  05-99        1.03%                  -2.40%             -1.76%
------------------------------------------------------------------------------
  06-99        3.09%                   5.56%             -1.60%
------------------------------------------------------------------------------
  07-99        0.97%                  -3.11%             -1.13%
------------------------------------------------------------------------------
  08-99       -0.01%                  -0.25%             -0.26%
------------------------------------------------------------------------------
  09-99        1.71%                  -3.01%              0.93%
------------------------------------------------------------------------------
  10-99        0.98%                   6.36%              0.47%
------------------------------------------------------------------------------
  11-99        2.54%                   2.01%             -0.24%
------------------------------------------------------------------------------
  12-99        3.50%     21.25%        5.54%   20.38%    -1.02%       -7.45%
------------------------------------------------------------------------------
  01-00        1.25%                  -7.03%             -0.21%
------------------------------------------------------------------------------
  02-00        1.23%                   0.56%              0.92%
------------------------------------------------------------------------------
  03-00        1.36%                   9.00%              1.69%
------------------------------------------------------------------------------
  04-00        0.44%                  -2.30%             -1.15%
------------------------------------------------------------------------------
  05-00        1.96%                  -1.97%             -1.61%
------------------------------------------------------------------------------
  06-00        0.73%                   2.36%              3.26%
------------------------------------------------------------------------------
  07-00        1.77%                  -2.30%              1.79%
------------------------------------------------------------------------------
  08-00        1.65%                   5.93%              1.35%
------------------------------------------------------------------------------
  09-00        1.04%                  -4.31%              0.46%
------------------------------------------------------------------------------
  10-00        1.05%                  -2.54%              0.45%
------------------------------------------------------------------------------

                                           Man-Glenwood Lexington TEI, LLC  B- 3

------------------------------------------------------------------------------
            HISTORICAL PERFORMANCE      S&P 500(1)          SALOMON BOND(2)
------------------------------------------------------------------------------
  MONTH      MONTHLY      ANNUAL     MONTHLY   ANNUAL    MONTHLY       ANNUAL
  TOTAL       TOTAL        TOTAL      TOTAL     TOTAL     TOTAL        TOTAL
 ENDINGS      RETURN      RETURN     RETURN    RETURN    RETURN        RETURN
------------------------------------------------------------------------------
  11-00        1.16%                  -5.89%              2.63%
------------------------------------------------------------------------------
  12-00        1.76%     16.52%        0.50%   -8.80%     2.70%       12.87%
------------------------------------------------------------------------------
  01-01        0.95%                   4.15%              3.59%
------------------------------------------------------------------------------
  02-01        1.30%                  -9.65%              1.27%
------------------------------------------------------------------------------
  03-01        1.49%                  -6.32%             -0.29%
------------------------------------------------------------------------------
  04-01       -0.12%                   7.80%             -1.28%
------------------------------------------------------------------------------
  05-01        0.77%                  -0.01%              1.32%
------------------------------------------------------------------------------
  06-01        0.11%                  -1.79%              0.55%
------------------------------------------------------------------------------
  07-01        0.46%                  -1.52%              3.61%
------------------------------------------------------------------------------
  08-01        0.93%                  -6.16%              1.56%
------------------------------------------------------------------------------
  09-01        0.23%                  -7.69%             -1.52%
------------------------------------------------------------------------------
  10-01        0.20%                   1.94%              4.37%
------------------------------------------------------------------------------
  11-01        0.17%                   7.65%             -1.88%
------------------------------------------------------------------------------
  12-01        0.46%      7.17%        2.00%   -10.90%   -0.90%       11.00%
------------------------------------------------------------------------------
  01-02        0.99%                  -3.97%              1.75%
------------------------------------------------------------------------------
  02-02        0.42%                  -0.50%              1.30%
------------------------------------------------------------------------------
  03-02        0.21%                   3.79%             -2.95%
------------------------------------------------------------------------------
  04-02        0.82%                  -6.03%              2.53%
------------------------------------------------------------------------------
  05-02        0.73%                  -1.02%              1.13%
------------------------------------------------------------------------------
  06-02       -0.46%                  -6.91%              0.73%
------------------------------------------------------------------------------
  07-02       -2.03%                  -8.66%              0.94%
------------------------------------------------------------------------------
  08-02        0.46%                   1.63%              4.52%
------------------------------------------------------------------------------
  09-02       -0.81%                 -10.87%              3.30%
------------------------------------------------------------------------------
  10-02        0.18%                   9.43%             -2.40%
------------------------------------------------------------------------------
  11-02        0.77%                   5.27%              1.03%
------------------------------------------------------------------------------
  12-02        0.75%      2.00%       -5.89%   -22.98%    3.61%       16.33%
------------------------------------------------------------------------------
  01-03*       0.35%                  -2.59%              0.21%
------------------------------------------------------------------------------
  02-03       -0.09%                  -1.55%              2.64%
------------------------------------------------------------------------------
  03-03       -0.07%                   0.99%             -0.80%
------------------------------------------------------------------------------
  04-03        0.73%                   8.27%              2.29%
------------------------------------------------------------------------------
  05-03        0.69%                   5.25%              4.71%
------------------------------------------------------------------------------
  06-03        0.36%                   1.27%             -1.43%
------------------------------------------------------------------------------
  07-03        0.43%                   1.78%             -8.81%
------------------------------------------------------------------------------
  08-03        0.20%                   1.93%              2.19%
------------------------------------------------------------------------------
  09-03        0.25%                  -1.05%              5.03%
------------------------------------------------------------------------------
  10-03        0.95%                   5.66%             -2.03%
------------------------------------------------------------------------------
  11-03        0.27%                   0.84%              0.52%
------------------------------------------------------------------------------
  12-03        0.21%      4.3%          5.2%    28.6%      1.4%        5.3%
------------------------------------------------------------------------------
Annualized
  Standard
 Deviation                4.40%                 14.7%                  7.5%
------------------------------------------------------------------------------
  Compound
  Annual
  ROR                     11.1%                 10.9%                  8.7%
------------------------------------------------------------------------------

* Hereafter, performance of the Portfolio Company net of TEI's 3% annualized expense limitation.

Source: Glenwood Capital Investments, L.L.C., Datastream and Standard & Poor's Micropal

1. S&P 500 index (dividends reinvested)

2. Citigroup High Grade Corporate Bond Index

B- 4  Man-Glenwood Lexington TEI, LLC

APPENDIX C:

                        MAN-GLENWOOD LEXINGTON TEI, LLC
                     (A Delaware Limited Liability Company)

                      LIMITED LIABILITY COMPANY AGREEMENT
                          Dated as of October 22, 2003

                             123 North Wacker Drive
                                   28th Floor
                            Chicago, Illinois 60606
                                 (312) 881-6500

                                           Man-Glenwood Lexington TEI, LLC  C- 1

TABLE OF CONTENTS

ARTICLE I: DEFINITIONS......................................   C-4
ARTICLE II: ORGANIZATION; ADMISSION OF MEMBERS..............   C-6
  2.1 Formation of Limited Liability Company................   C-6
  2.2 Name..................................................   C-6
  2.3 Principal and Registered Office.......................   C-6
  2.4 Duration..............................................   C-6
  2.5 Business of TEI.......................................   C-7
  2.6 Board of Managers.....................................   C-8
  2.7 Members...............................................   C-9
  2.8 Initial Contribution..................................   C-9
  2.9 Both Managers and Members.............................   C-9
  2.10 Limited Liability....................................   C-9
ARTICLE III: MANAGEMENT.....................................   C-9
  3.1 Management and Control................................   C-9
  3.2 Actions by the Board of Managers......................  C-10
  3.3 Meetings of Members...................................  C-10
  3.4 Custody of TEI's Assets...............................  C-11
  3.5 Other Activities of Members and Managers..............  C-11
  3.6 Duty of Care..........................................  C-11
  3.7 Indemnification.......................................  C-12
  3.8 Fees, Expenses and Reimbursement......................  C-13

ARTICLE IV: TERMINATION OF STATUS OF ADVISER AND MANAGERS,
  TRANSFERS AND REPURCHASES.................................  C-14
  4.1 Termination of Status of a Manager....................  C-14
  4.2 Removal of the Managers...............................  C-14
  4.3 Transfer of Units of Members..........................  C-14
  4.4 Repurchase of Units...................................  C-15

ARTICLE V: CAPITAL..........................................  C-17
  5.1 Contributions to Capital..............................  C-17
  5.2 Rights of Members to Capital..........................  C-17
  5.3 Capital Accounts......................................  C-17
  5.4 Allocation of Net Profit and Net Loss; Allocation of
     Offering Costs.........................................  C-17
  5.5 Reserves..............................................  C-17
  5.6 Tax Allocations.......................................  C-18
  5.7 Distributions.........................................  C-18
  5.8 Withholding...........................................  C-18

ARTICLE VI: DISSOLUTION AND LIQUIDATION.....................  C-19
  6.1 Dissolution...........................................  C-19
  6.2 Liquidation of Assets.................................  C-19

ARTICLE VII: ACCOUNTING, VALUATIONS, AND BOOKS AND
  RECORDS...................................................  C-20
  7.1 Accounting and Reports................................  C-20
  7.2 Determinations by the Board of Managers...............  C-20
  7.3 Valuation of Assets...................................  C-20

C- 2  Man-Glenwood Lexington TEI, LLC

ARTICLE VIII: MISCELLANEOUS PROVISIONS......................  C-21
  8.1 Amendment of Limited Liability Company Agreement......  C-21
  8.2 Special Power of Attorney.............................  C-21
  8.3 Notices...............................................  C-22
  8.4 Agreement Binding Upon Successors and Assigns.........  C-22
  8.5 Applicability of 1940 Act and Form N-2................  C-22
  8.6 Choice of Law.........................................  C-23
  8.7 Not for Benefit of Creditors..........................  C-23
  8.8 Consents..............................................  C-23
  8.9 Merger and Consolidation..............................  C-23
  8.10 Pronouns.............................................  C-23
  8.11 Confidentiality......................................  C-23
  8.12 Certification of Non-Foreign Status..................  C-24
  8.13 Severability.........................................  C-24
  8.14 Filing of Returns....................................  C-24
  8.15 Tax Matters Partner..................................  C-24
  8.16 Section 754 Election.................................  C-25
  8.17 Use of Names "Man," "Glenwood," "Man-Glenwood,"
     "Lexington" and "TEI"..................................  C-25

                                           Man-Glenwood Lexington TEI, LLC  C- 3

MAN-GLENWOOD LEXINGTON TEI, LLC

LIMITED LIABILITY COMPANY AGREEMENT

THIS LIMITED LIABILITY COMPANY AGREEMENT of Man-Glenwood Lexington TEI, LLC ("TEI") is dated as of October 22, 2003 by and among John Kelly as the Manager, Glenwood Capital Investments, L.L.C., as the initial Member, and those persons hereinafter admitted as Members.

WHEREAS, TEI has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the "Certificate") dated and filed with the Secretary of State of Delaware on October 22, 2003;

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLE I: DEFINITIONS

For purposes of this Agreement:

"ADVISERS ACT" - The Investment Advisers Act of 1940 and the rules, regulations, and orders thereunder, as amended from time to time, or any successor law.

"AFFILIATE" - An affiliated person of a person as such term is defined in the 1940 Act.

"AGREEMENT" - This Limited Liability Company Agreement, as amended from time to time.

"BOARD" - The Board of Managers established pursuant to Section 2.6.

"CAPITAL ACCOUNT" - With respect to each Member, the capital account established and maintained on behalf of each Member pursuant to Section 5.3.

"CERTIFICATE" - The Certificate of Formation of TEI and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

"CLOSING DATE" - The first date on or as of which a person other than Glenwood is admitted to TEI as a Member.

"CODE" - The United States Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time, or any successor law.

"DELAWARE ACT" - The Delaware Limited Liability Company Act as in effect on the date hereof and as amended from time to time, or any successor law.

"DISTRIBUTOR" - Man Investments Inc., a New York corporation, or any person who may hereafter serve as the distributor of Units pursuant to a general distributor's agreement with TEI.

"FISCAL PERIOD" - The period commencing on the Closing Date, and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

(1) the last day of a Fiscal Year;

(2) the last day of a Taxable Year;

(3) the day preceding any day as of which a contribution to the capital of TEI is made pursuant to Section 5.1;

(4) any day on which TEI repurchases any Units of any Member; or

(5) any day (other than one specified in clause (2) above) as of which this Agreement provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be

C- 4  Man-Glenwood Lexington TEI, LLC
credited to or debited against the Capital Accounts of all Members in accordance with their respective ownership of Units.

"FISCAL YEAR" - The period commencing on the Closing Date and ending on March 31, 2004, and thereafter each period commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless and until the Board shall elect another fiscal year for TEI.

"FORM N-2" - TEI's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

"GLENWOOD" - Glenwood Capital Investments, L.L.C., a limited liability company organized under Delaware law, or any successor thereof.

"INDEPENDENT MANAGERS" - Those Managers who are not "interested persons" of TEI as such term is defined by the 1940 Act.

"INITIAL MANAGER" - John Kelly, the person who directed the formation of TEI and served as initial Manager.

"INVESTMENT FUNDS" - Investment funds in which TEI's or the Offshore Fund's assets are invested.

"INVESTMENT MANAGERS" - The organizations that manage and direct the investment activities of Investment Funds or are retained to manage and invest designated portions of TEI's or the Offshore Fund's assets.

"MANAGER" - An individual designated as a manager of TEI pursuant to the provisions of Section 2.6 of the Agreement and who serves on the Board of TEI.

"MEMBER" - Any person who shall have been admitted to TEI as a member (including any Manager in such person's capacity as a member of TEI but excluding any Manager in such person's capacity as a Manager of TEI) until TEI repurchases all the Units of such person pursuant to Section 4.4 hereof or a substituted member or members are admitted with respect to any such person's Units as a member pursuant to Section 4.3 hereof; such term includes Glenwood or an Affiliate of Glenwood to the extent Glenwood (or such Affiliate) makes a capital contribution to TEI and shall have been admitted to TEI as a member.

"NET ASSETS" - The total value of all assets of TEI, less an amount equal to all accrued debts, liabilities and obligations of TEI, calculated before giving effect to any repurchases of Units. The Net Assets of TEI will be computed as of the close of business on the last day of each Fiscal Period. In computing Net Assets, TEI will value its interest in the Offshore Fund at the net asset value provided by the Offshore Fund to TEI. Other securities and assets of TEI will be valued at market value, if market quotations are readily available, or will be valued at fair value as determined in good faith by the Board or in accordance with procedures adopted by the Board. Expenses of TEI and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing Net Assets.

"NET ASSET VALUE" - Net Assets divided by the number of Units outstanding at the applicable date. The initial Net Asset Value of a Unit, as of the closing of the initial sale of Units, shall be $100.

"NET PROFIT OR NET LOSS" - The amount by which the Net Assets as of the close of business on the last day of a Fiscal Period exceed (in the case of Net Profit) or are less than (in the case of Net Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of TEI, as of the close of business on the Closing Date).

"1940 ACT" - The Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

"OFFSHORE FUND" - A fund organized as a limited duration company in the Cayman Islands (or as a similar entity in a similar non-United States jurisdiction), and any successor thereto, in which TEI invests or plans to invest. "SECURITIES" - Securities (including, without limitation, equities, debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future

                                           Man-Glenwood Lexington TEI, LLC  C- 5
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delivery of any security, debt obligation or currency, or commodity, all types of derivative instruments and financial instruments and any contracts based on any index or group of securities, debt obligations or currencies, or commodities, and any options thereon.

"TAXABLE YEAR" - The period commencing on the Closing Date and ending on December 31, 2003, and thereafter each period commencing on January 1 of each year and ending on December 31 of each year, unless and until the Board shall elect another taxable year for TEI.

"TEI" - The limited liability company governed hereby, as such limited liability company may from time to time be constituted.

"TRANSFER" - The assignment, transfer, sale, encumbrance, pledge, or other disposition of any Units, including any right to receive any allocations and distributions attributable to a Unit.

"UNITS" - The units of limited liability company interest, each representing an ownership interest in TEI at any particular time of a Member or other person to whom Units of a Member have been transferred pursuant to Section 4.3 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act. Upon the closing of the initial issuance of Units, one Unit shall be issued with respect to each $100 contributed to the capital of TEI by a Member. Thereafter Units shall be issued at the Net Asset Value as of the date of issuance.

"VALUATION DATE" - The date as of which TEI values Units for purposes of determining the price at which Units are to be purchased by TEI pursuant to an offer made by TEI pursuant to Section 4.4 hereof.

ARTICLE II: ORGANIZATION; ADMISSION OF MEMBERS

2.1 FORMATION OF LIMITED LIABILITY COMPANY

TEI has been formed as a limited liability company at the direction of the Initial Manager who authorized the filing of the Certificate, which actions are hereby ratified by the execution of this Agreement. The Board shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents, and certificates that, in the opinion of TEI's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware, or any other jurisdiction in which TEI shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of TEI.

2.2 NAME

TEI's name shall be "Man-Glenwood Lexington TEI, LLC" or such other name as the Board may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) taking such other actions as may be required by law.

2.3 PRINCIPAL AND REGISTERED OFFICE

TEI shall have its principal office at 123 North Wacker Drive, 28th Floor, Chicago, Illinois 60606, or at such other place designated from time to time by the Board. TEI shall have its registered office in Delaware at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, and shall have Corporation Service Company as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board.

2.4 DURATION

The term of TEI commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until TEI is dissolved pursuant to Section
6.1 hereof.

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2.5 BUSINESS OF TEI

(a) The business of TEI is, either directly or indirectly, through one or more other pooled investment vehicles, to purchase, sell (including short sales), invest, and trade in Securities, on margin or otherwise, to engage in any financial or derivative transactions relating thereto or otherwise, and to invest, as a feeder fund, all of its assets directly or indirectly in a master fund as part of a master-feeder fund structure. TEI may execute, deliver, and perform all contracts, agreements, subscription documents, and other undertakings and engage in all activities and transactions as may in the opinion of the Board be necessary or advisable to carry out its objective or business.

(b) TEI shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board. TEI shall register its Units under the Securities Act of 1933.

(c) In furtherance of its business, the Board shall have the authority to take the following actions, and to delegate such portion or all of such authority to such officers of TEI as the Board may elect:

     (i) To acquire or buy, and invest TEI's property in, own, hold for investment or otherwise, and to sell or otherwise dispose of, all types and kinds of securities and investments of any kind including, but not limited to, stocks, profit-sharing interests or participations and all other contracts for or evidences of equity interests, bonds, debentures, warrants and rights to purchase securities, and interests in loans, certificates of beneficial interest, bills, notes and all other contracts for or evidences of indebtedness, money market instruments including bank certificates of deposit, finance paper, commercial paper, bankers' acceptances and other obligations, and all other negotiable and non-negotiable securities and instruments, however named or described, issued by corporations, trusts, associations or any other Persons, domestic or foreign, or issued or guaranteed by the United States of America or any agency or instrumentality thereof, by the government of any foreign country, by any State, territory or possession of the United States, by any political subdivision or agency or instrumentality of any state or foreign country, or by any other government or other governmental or quasi-governmental agency or instrumentality, domestic or foreign; to acquire and dispose of interests in domestic or foreign loans made by banks and other financial institutions; to deposit any assets of TEI in any bank, trust company or banking institution or retain any such assets in domestic or foreign cash or currency; to purchase and sell gold and silver bullion, precious or strategic metals, and coins and currency of all countries; to engage in "when issued" and delayed delivery transactions; to enter into repurchase agreements, reverse repurchase agreements and firm commitment agreements; to employ all types and kinds of hedging techniques and investment management strategies; and to change the investments of TEI.

     (ii) To acquire (by purchase, subscription or otherwise), to hold, to trade in and deal in, to acquire any rights or options to purchase or sell, to sell or otherwise dispose of, to lend and to pledge any TEI property or any of the foregoing securities, instruments or investments; to purchase and sell options on securities, currency, precious metals and other commodities, indices, futures contracts and other financial instruments and assets and enter into closing and other transactions in connection therewith; to enter into all types of commodities contracts, including without limitation the purchase and sale of futures contracts on securities, currency, precious metals and other commodities, indices and other financial instruments and assets; to enter into forward foreign currency exchange contracts and other foreign exchange and currency transactions of all types and kinds; to enter into interest rate, currency and other swap transactions; and to engage in all types and kinds of hedging and risk management transactions.

     (iii) To exercise all rights, powers and privileges of ownership or interest in all securities and other assets included in TEI property, including without limitation the right to vote thereon and otherwise act with respect thereto; and to do all acts and things for the preservation, protection, improvement and enhancement in value of all such securities and assets.

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     (iv) To acquire (by purchase, lease or otherwise) and to hold, use, maintain, lease, develop and dispose of (by sale or otherwise) any type or kind of property, real or personal, including domestic or foreign currency, and any right or interest therein.

     (v) To borrow money and in this connection issue notes, commercial paper or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security all or any part of TEI property; to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person; to lend all or any part of TEI's property to other Persons; and to issue general unsecured or other obligations of TEI, and enter into indentures or agreements relating thereto.

     (vi) To aid, support or assist by further investment or other action any Person, any obligation of or interest which is included in TEI's property or in the affairs of which TEI has any direct or indirect interest; to do all acts and things designed to protect, preserve, improve or enhance the value of such obligation or interest; and to guarantee or become surety on any or all of the contracts, securities and other obligations of any such Person.

     (vii) To join other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Board shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Board shall deem proper.

     (viii) To carry on any other business in connection with or incidental to any of the foregoing powers referred to in this Agreement, to do everything necessary, appropriate or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power referred to in this Agreement, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or arising out of or connected with such business or purposes, objects or powers.

2.6 BOARD OF MANAGERS

(a) Prior to the Closing Date, the initial Member or Members may designate such persons who shall agree to be bound by all of the terms of this Agreement to serve as Managers on the Board of Managers. By signing this Agreement or signing an investor application or certification in connection with the purchase of Units, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the Managers so designated. After the Closing Date, the Board may, subject to the provisions of paragraphs (a) and (b) of this Section
2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.3 hereof with respect to the election of Managers to the Board by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager. The names and mailing addresses of the Managers shall be set forth in the books and records of TEI. The number of Managers shall be fixed from time to time by the Board.

(b) Each Manager shall serve on the Board for the duration of the term of TEI, unless his or her status as a Manager shall be sooner terminated pursuant to
Section 4.1 or Section 4.2 hereof. In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board.

(c) In the event that no Manager remains to continue the business of TEI, Glenwood shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of TEI and, if the business shall be continued, of electing the required number of Managers to the Board. If the Members shall determine at

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such meeting not to continue the business of TEI or if the required number of
Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then TEI shall be dissolved pursuant to Section
6.1 hereof and the assets of TEI shall be liquidated and distributed pursuant to
Section 6.2 hereof.

2.7 MEMBERS

TEI may offer Units for purchase by investors (including through exchange) in such manner and at such times as may be determined by the Board. All subscriptions for Units are subject to the receipt by TEI or its custodian of cleared funds on or before the acceptance date for such subscriptions in the full amount of the subscription. Subject to the foregoing, a person may be admitted to TEI as a Member subject to the condition that such person shall execute an appropriate signature page of this Agreement or an investor application or certification form pursuant to which such Member agrees to be bound by all the terms and provisions of this Agreement. The Board may in its sole discretion reject any subscription for Units. The Board may, in its sole discretion, suspend the offering of the Units at any time. The admission of any person as a Member shall be effective upon the revision of the books and records of TEI to reflect the name and the contribution to the capital of TEI of such additional Member.

2.8 INITIAL CONTRIBUTION

The initial contribution of capital to TEI by Glenwood shall be represented by Units, which Units shall have the same rights as other Units held by Members.

2.9 BOTH MANAGERS AND MEMBERS

A Member may also be a Manager, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this Agreement or as provided in the Delaware Act.

2.10 LIMITED LIABILITY

Except as provided under the Delaware Act or the 1940 Act, a Member shall not be liable for TEI's debts, obligations, and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Except as provided under the Delaware Act or the 1940 Act, a Manager shall not be liable for TEI's debts, obligations, and liabilities.

ARTICLE III: MANAGEMENT

3.1 MANAGEMENT AND CONTROL

(a) Management and control of the business of TEI shall be vested in the Board, which shall have the right, power, and authority, on behalf of TEI and in its name, to exercise all rights, powers, and authority of Managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of TEI and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind TEI except within the scope of such Manager's authority as delegated by the Board. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority, and responsibilities on behalf of TEI as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of TEI as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company, as such term is defined by the 1940 Act. During any period in which TEI shall have no Managers, Glenwood, as the initial Member, shall have the authority to manage the business and affairs of TEI.

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(b) Members shall have no right to participate in and shall take no part in the management or control of TEI's business and shall have no right, power or authority to act for or bind TEI. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

(c) The Board may delegate to any other person any rights, power and authority vested by this Agreement in the Board to the extent permissible under applicable law, and may appoint persons to serve as officers of TEI, with such titles and authority as may be determined by the Board consistent with applicable law.

(d) The Board shall have full power and authority to adopt By-Laws providing for the conduct of the business of TEI and containing such other provisions as they deem necessary, appropriate or desirable, and, subject to the voting powers of one or more Classes created pursuant to this section 3.1, to amend and repeal such By-Laws. Unless the By-Laws specifically require that Members authorize or approve the amendment or repeal of a particular provision of the By-Laws, any provision of the By-Laws may be amended or repealed by the Board without Member authorization or approval.

(e) The Board shall have the full power and authority, without Member approval, to authorize one or more Classes of Units; Units of each such Class having such preferences, voting powers and special or relative rights or privileges (including conversion rights, if any) as the Board may determine and as shall be set forth in a resolution adopted in accordance with the By-Laws.

3.2 ACTIONS BY THE BOARD OF MANAGERS

(a) Unless provided otherwise in this Agreement, the Board shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in-person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

(b) The Board may designate from time to time a Principal Manager who shall preside at all meetings of the Board. Meetings of the Board may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Except as otherwise required by the 1940 Act, notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone except where in-person attendance at a meeting is required by the 1940 Act. A majority of the Managers shall constitute a quorum at any meeting.

3.3 MEETINGS OF MEMBERS

(a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board shall determine. The Board shall arrange to provide written notice of the meeting, stating the date, time, and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members.

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Except as otherwise required by any provision of this Agreement or of the 1940
Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

(b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Unit ownership as of the record date for such meeting. The Board shall establish a record date not less than 10 days nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

(c) A Member may vote at any meeting of Members by a proxy, provided that such proxy to act is authorized to act by (i) a written instrument properly executed by the Member and filed with TEI before or at the time of the meeting or (ii) such electronic, telephonic, computerized or other alternative means as may be approved by a resolution adopted by the Board. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to TEI at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

3.4 CUSTODY OF TEI'S ASSETS

The physical possession of all funds, Securities, or other properties of TEI shall at all times, be held, controlled and administered by one or more custodians retained by TEI in accordance with the requirements of the 1940 Act and the rules thereunder.

3.5 OTHER ACTIVITIES OF MEMBERS AND MANAGERS

(a) The Managers shall not be required to devote all of their time to the affairs of TEI, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

(b) Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors, or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

3.6 DUTY OF CARE

(a) No Manager shall be liable to TEI or to any of its Members for any loss or damage occasioned by any act or omission in the performance of its services pursuant to any agreement, including this Agreement, between a Manager and TEI for the provision of services to TEI unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of the Manager constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the performance of its services to TEI.

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(b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for Units shall be liable to TEI, any Member, or third parties only as provided under the Delaware Act.

3.7 INDEMNIFICATION

(a) To the fullest extent permitted by law, TEI shall, subject to Section 3.7(b) hereof, indemnify each Manager (including for this purpose his or her respective executors, heirs, assigns, successors, or other legal representatives), against all losses, claims, damages, liabilities, costs, and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation, or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative, or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of TEI or the past or present performance of services to TEI by such indemnitee, except to the extent such loss, claim, damage, liability, cost, or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation, or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section
3.7 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.

(b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by TEI in advance of the final disposition of any such action, suit, investigation, or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to TEI amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) TEI shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

(c) As to the disposition of any action, suit, investigation, or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to TEI or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved as in the best interests of TEI by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation, or proceeding involving claims similar to those involved in the action, suit, investigation, or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of TEI and that such indemnitee is not liable to TEI or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board secures a written opinion of
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independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to TEI or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

(d) Any indemnification or advancement of expenses made pursuant to this Section
3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to TEI or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and (ii) in any suit in the name of TEI to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 TEI shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this Section 3.7 has not met the applicable standard of conduct set forth in this Section 3.7. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this
Section 3.7 shall be on TEI (or any Member acting derivatively or otherwise on behalf of TEI or its Members).

(e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which such indemnitee may otherwise be entitled except out of the assets of TEI, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.7 shall affect the power of TEI to purchase and maintain liability insurance on behalf of any Manager or other person.

3.8 FEES, EXPENSES AND REIMBURSEMENT

(a) The Board may cause TEI to compensate each Manager who is not an "interested person" of TEI (as defined in the 1940 Act), and such Manager shall be reimbursed by TEI for reasonable travel and out-of-pocket expenses incurred by him in performing his duties under this Agreement.

(b) TEI shall bear all costs and expenses incurred in its business and operations. Costs and expenses to be borne by TEI include, but are not limited to, the following:

(1) all costs and expenses directly related to investment transactions and positions for TEI's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends, and indirect expenses from investments in Investment Funds;

(2) all costs and expenses associated with the operation and registration of TEI, offering costs and the costs of compliance with applicable Federal and state laws;

(3) all costs and expenses associated with the organization and operation of separate investment funds managed by Investment Managers retained by TEI;

(4) the costs and expenses of holding meetings of the Board and any meetings of Members, including costs associated with the preparation and dissemination of proxy materials;

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(6) the fees and disbursements of TEI's counsel, legal counsel to the
Independent Managers, independent accountants for TEI, and other consultants and professionals engaged on behalf of TEI;

(7) the fees payable to custodians and other persons providing administrative services to TEI;

(8) the costs of a fidelity bond and any liability insurance obtained on behalf of TEI or the Board;

(9) all costs and expenses of preparing, setting in type, printing, and distributing reports and other communications to Members; and

(10) such other types of expenses as may be approved from time to time by the Board.

(c) Subject to procuring any required regulatory approvals, from time to time TEI may, alone or in conjunction with other registered or unregistered investment funds or other accounts for which Glenwood, or any Affiliate of Glenwood, acts as general partner or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board shall determine.

ARTICLE IV: TERMINATION OF STATUS OF ADVISER
AND MANAGERS, TRANSFERS AND REPURCHASES

4.1 TERMINATION OF STATUS OF A MANAGER

The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; or (viii) shall otherwise cease to be a Manager of TEI under the Delaware Act. Managers shall required to retire as of December 31 of the year in which they reach 75 years of age.

4.2 REMOVAL OF THE MANAGERS

Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

4.3 TRANSFER OF UNITS OF MEMBERS

(a) Units of a Member may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of such Member or (ii) with the written consent of the Board (which may be withheld in its sole discretion); provided, however, that the Board may not consent to any Transfer other than a Transfer (i) in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain Transfers to affiliates, gifts, and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents, and children), (iii) as a distribution from a qualified retirement plan or an individual retirement account, or (iv) a Transfer to which the Board may consent pursuant to the following sentence. The Board may consent to other pledges, transfers, or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer, or assignment, the Board shall consult with counsel to TEI to ensure that such pledge, transfer, or assignment will not cause TEI to be treated as a "publicly traded partnership" taxable as a corporation. In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board which may be withheld in its sole discretion. Any pledge, transfer, or assignment not made in accordance with this Section 4.4 shall be void.

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(b) The Board may not consent to a Transfer of Units of a Member unless: (i) the person to whom the Units are Transferred (or each of the person's beneficial owners if such a person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a person whom the Board believes is a "Eligible Investor" as described in Form N-2; and (ii) all the Units of the Member are Transferred to a single transferee or, after the Transfer of less than all the Member's Units, the balance of the Capital Account of each of the transferee and transferor is not less than $10,000. Any transferee that acquires Units by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Units so acquired and to Transfer such Units in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers Units with the approval of the Board, the Board shall promptly take all necessary actions so that the transferee to whom such Units are transferred is admitted to TEI as a Member. Each Member effecting a Transfer and its transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by TEI in connection with such Transfer.

(c) Each Member shall indemnify and hold harmless TEI, the Managers, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

4.4 REPURCHASE OF UNITS

(a) Except as otherwise provided in this Agreement, no Member or other person holding Units shall have the right to withdraw or tender to TEI for repurchase of those Units. The Board from time to time, in its sole discretion and on such terms and conditions as it may determine, may cause TEI to repurchase Units pursuant to written tenders. However, TEI shall not offer to repurchase Units on more than four occasions during any one Fiscal Year unless it has received an opinion of counsel to the effect that such more frequent offers would not cause any adverse tax consequences to TEI or the Members. In determining whether to cause TEI to repurchase Units pursuant to written tenders, the Board shall consider the following factors, among others:

(1) whether any Members have requested to tender Units to TEI;

(2) the liquidity of TEI's assets;

(3) the investment plans and working capital requirements of TEI;

(4) the relative economies of scale with respect to the size of TEI;

(5) the history of TEI in repurchasing Units;

(6) the economic condition of the securities markets; and

(7) the anticipated tax consequences of any proposed repurchases of Units.

The Board shall cause TEI to repurchase Units pursuant to written tenders only on terms determined by the Board to be fair to TEI and to all Members (including persons holding Units acquired from Members), as applicable.

(b) A Member who tenders for repurchase only a portion of the Member's Units will be required to maintain a capital account balance at least equal to $10,000. If a Member tenders an amount that would cause the Member's capital account balance to fall below the required minimum, TEI reserves the right to reduce the amount to be purchased from the Member so that the required minimum balance is maintained or to repurchase all of the tendering Member's Units.

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(c) The Board may cause TEI to repurchase Units of a Member or any person acquiring Units from or through a Member in the event that the Board determines or has reason to believe that:

(1) such Units have been transferred in violation of Section 4.3 hereof, or such Units have vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution, or incompetency of a Member;

(2) ownership of such Units by a Member or other person will cause TEI to be in violation of, or subject TEI to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

(3) continued ownership of such Units may be harmful or injurious to the business or reputation of TEI, the Managers, or Glenwood, or may subject TEI or any of the Members to an undue risk of adverse tax or other fiscal consequences;

(4) such Member's continued participation in TEI may cause TEI to be classified as a "publicly traded partnership" within the meaning of Section 7704 of the Code and the Treasury Regulations thereunder;

(5) any of the representations and warranties made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true; or

(6) it would be in the best interests of TEI, as determined by the Board in its sole discretion, for TEI to repurchase such Units.

(d) Provided that the Board shall have made a determination to repurchase Units, Units will be valued for purposes of determining their repurchase price as of the end of each fiscal quarter (a "Valuation Date"). Units to be repurchased pursuant to subsection 4.4(c) shall be tendered by the affected Members, and payment for such Units shall be made by TEI, at such times as TEI shall set forth in its notice to the affected Members. Units being tendered by Members pursuant to subsection 4.4(a) shall be tendered by Members at least thirty (30) days prior to the applicable Valuation Date. TEI shall pay the repurchase price for tendered Units approximately, but no earlier than, thirty (30) days after the applicable Valuation Date. The voting rights of Members as provided in this Agreement with respect to the tendered Units shall continue until such time as the Initial Payment (as defined below) of the repurchase price is paid under this subsection 4.4(d). Payment of the repurchase price for Units shall consist of cash in an amount equal to such percentage (generally expected to be 100% or 95%), as may be determined by the Board, of the estimated unaudited net asset value of the Units repurchased by TEI determined as of the Valuation Date relating to such Units (the "Initial Payment"). TEI shall establish an escrow to hold funds reasonably determined by the Board to be needed to make both the Initial Payment and, if the Initial Payment is less than 100% of the estimated unaudited net asset value, the balance of such estimated net asset value. TEI shall pay the balance, if any, of the purchase price based on the audited financial statements of TEI for the Fiscal Year in which such repurchase was effective. Notwithstanding anything in the foregoing to the contrary, the Board, in its discretion, may pay any portion of the repurchase price in marketable Securities (or any combination of marketable Securities and cash) having a value, determined as of the Valuation Date relating to such Units, equal to the amount to be repurchased.

(e) A Member may at any time submit to TEI a written request that TEI repurchase all of the Units of such Member, as contemplated by Section 6.1(3) hereof. Any such request shall be sent to TEI by registered or certified mail, return receipt requested, and shall be deemed valid only upon the Member's receipt of TEI's written acknowledgement of the Member's request, which acknowledgement shall be provided by TEI promptly upon its receipt of the Member's request.

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ARTICLE V: CAPITAL

5.1 CONTRIBUTIONS TO CAPITAL

(a) The minimum initial contribution of each Member to the capital of TEI shall be such amount as the Board, in its discretion, may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of TEI upon acceptance as a contribution to the capital of TEI. The Managers shall not be entitled to make contributions of capital to TEI as Managers of TEI, but may make contributions to the capital of TEI as Members.

(b) Members may make additional contributions to the capital of TEI effective as of such times as the Board, in its discretion, may permit, subject to Section
2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of TEI. The minimum initial capital contribution of a Member to the capital of TEI shall be such amount as the Board, in its sole discretion, may determine from time to time.

(c) Initial and any additional contributions to the capital of TEI by any Member shall be payable in cash, payable in readily available funds at the date of the proposed acceptance of the contribution.

5.2 RIGHTS OF MEMBERS TO CAPITAL

No Member shall be entitled to interest on any contribution to the capital of TEI, nor shall any Member be entitled to the return of any capital of TEI except
(i) upon the repurchase by TEI of a part or all of such Member's Units pursuant to Section 4.4 hereof, (ii) pursuant to the provisions of Section 5.7 hereof or
(iii) upon the liquidation of TEI's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of TEI's property or to compel any sale or appraisal of TEI's assets.

5.3 CAPITAL ACCOUNTS

(a) TEI shall maintain a separate Capital Account for each Member. The aggregate Net Asset Value of each Member's Units shall reflect the value of such Member's Capital Account.

(b) Each Member's Capital Account shall have an initial balance equal to the amount of cash constituting such Member's initial contribution to the capital of TEI.

(c) Each Member's Capital Account shall be increased by the sum of (i) the amount of cash constituting additional contributions by such Member to the capital of TEI permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 5.4 and 5.5 hereof.

(d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Units of such Member or distributions to such Member pursuant to Sections 4.4, 5.7 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under Section 752 of the Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 and 5.5 hereof.

5.4 ALLOCATION OF NET PROFIT AND NET LOSS; ALLOCATION OF OFFERING COSTS

As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period, and any offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the Fiscal Period shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Unit ownership for such Fiscal Period.

5.5 RESERVES

Appropriate reserves may be created, accrued, and charged against Net Assets for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Board, such reserves to be in the amounts

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that the Board, in its sole discretion, deems necessary or appropriate. The
Board may increase or reduce any such reserves from time to time by such amounts as the Board, in its sole discretion, deems necessary or appropriate.

5.6 TAX ALLOCATIONS

For each fiscal year, items of income, deduction, gain, loss, or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior fiscal years (or relevant portions thereof). Allocations under this Section 5.6 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Sections and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulation Section 1.704-1(b)(2)(ii)(d).

Notwithstanding the preceding paragraph, in the event that the Fund repurchases a Member's Units, the Board may, in its sole discretion, specially allocate items of Fund income and gain to that Member for tax purposes to reduce the amount, if any, by which that Member's repurchase price exceeds that Member's tax basis for its Fund Units.

5.7 DISTRIBUTIONS

The Board, in its sole discretion, may authorize TEI to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members' Unit ownership.

5.8 WITHHOLDING

(a) The Board may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

(b) For purposes of this Agreement, any taxes so withheld by TEI with respect to any amount distributed by TEI to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Units shall pay to TEI as a contribution to the capital of TEI, upon demand of the Board, the amount of such excess.

(c) The Board shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify TEI and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

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ARTICLE VI: DISSOLUTION AND LIQUIDATION

6.1 DISSOLUTION

TEI shall be dissolved:

(1) upon the affirmative vote to dissolve TEI by the Board;

(2) upon the failure of Members to elect a successor Manager at a meeting called by Glenwood in accordance with Section 2.6(c) hereof when no Manager remains to continue the business of TEI;

(3) upon the expiration of any two year period that commences on the date on which any Member has submitted, in accordance with the procedure specified in
Section 4.4(e) hereof, a written notice to TEI requesting the repurchase of all of such Member's Units by TEI, if such Units have not been repurchased by TEI; or

(4) as required by operation of law.

Dissolution of TEI shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60-day period during which the Board and Members may elect to continue the business of TEI as provided above, but TEI shall not terminate until the assets of TEI have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

6.2 LIQUIDATION OF ASSETS

(a) Upon the dissolution of TEI as provided in Section 6.1 hereof, the Board shall promptly appoint Glenwood as the liquidator and Glenwood shall liquidate the business and administrative affairs of TEI, except that if the Board does not appoint Glenwood as the liquidator or Glenwood is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of TEI. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section 5.4 hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board or liquidator shall deem appropriate in its sole discretion as applicable) shall be distributed in the following manner:

(1) the debts of TEI, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of TEI's assets to the Members has been completed, shall first be paid on a pro rata basis;

(2) such debts, liabilities, or obligations as are owing to the Members shall next be paid in their order of seniority and on a pro rata basis; and

(3) the Members shall next be paid on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

(b) Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of TEI, the Board or other liquidator may distribute ratably in kind any assets of TEI; provided, however, that if any in-kind distribution is to be made (I) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

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ARTICLE VII: ACCOUNTING, VALUATIONS, AND BOOKS AND RECORDS

7.1 ACCOUNTING AND REPORTS

(a) TEI shall adopt for tax accounting purposes any accounting method that the Board shall decide in its sole discretion is in the best interests of TEI. TEI's accounts shall be maintained in U.S. currency.

(b) After the end of each taxable year, TEI shall furnish to each Member such information regarding the operation of TEI and such Member's Units as is necessary for Members to complete federal, state, and local income tax or information returns and any other tax information required by federal, state, or local law.

(c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation, or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, TEI shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act. TEI shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles. TEI may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

7.2 DETERMINATIONS BY THE BOARD OF MANAGERS

(a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

(b) The Board may make such adjustments to the computation of Net Profit or Net Loss or any components comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of TEI and the intended allocation thereof among the Members.

7.3 VALUATION OF ASSETS

(a) Except as may be required by the 1940 Act, the Board shall value or have valued any Securities or other assets and liabilities of TEI as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board and which conform to the requirements of the 1940 Act. In determining the value of the assets of TEI, no value shall be placed on the goodwill or name of TEI, or the office records, files, statistical data, or any similar intangible assets of TEI not normally reflected in TEI's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b) TEI will value interests in Investment Funds at their "fair value," as determined in good faith by the Board, which value ordinarily will be the value of an interest in an Investment Fund determined by the Investment Manager of the Investment Fund in accordance with the policies established by the Investment Fund, absent information indicating that such value does not represent the fair value of the interest. (c) The value of Securities and other assets of TEI and the net worth of TEI as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

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ARTICLE VIII: MISCELLANEOUS PROVISIONS

8.1 AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT

(a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and
(ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

(b) Any amendment that would:

(1) increase the obligation of a Member to make any contribution to the capital of TEI; or

(2) reduce the Capital Account of a Member;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board) to tender all of its Units for repurchase by TEI.

(c) The power of the Board to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 8.1 shall specifically include the power to:

(1) restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(a) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

(3) amend this Agreement to make such changes as may be necessary or advisable to ensure that TEI will not be treated as an association or a publicly traded partnership taxable as a corporation as defined in Section 7704(b) of the Code.

(d) The Board shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

8.2 SPECIAL POWER OF ATTORNEY

(a) Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of TEI's assets appointed pursuant to
Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file, and/or publish:

(1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of TEI; and

(3) all such other instruments, documents, and certificates that, in the opinion of legal counsel to TEI, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which TEI shall determine to do business, or any political subdivision or agency thereof, or that

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such legal counsel may deem necessary or appropriate to effectuate, implement, and continue the valid existence and business of TEI as a limited liability company under the Delaware Act.

(b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to TEI without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to TEI is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of TEI.

(c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and as such:

(1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether TEI or Board shall have had notice thereof; and

(2) shall survive the delivery of a Transfer by a Member of such Member's Units, except that where the transferee thereof has been approved by the Board for admission to TEI as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board to execute, acknowledge, and file any instrument necessary to effect such substitution.

8.3 NOTICES

Except as otherwise set forth in this Agreement, notices that may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to TEI or the Board, by hand delivery, registered, or certified mail return receipt requested, commercial courier service, telex, or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of TEI. Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex, or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

8.4 AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees, or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

8.5 APPLICABILITY OF 1940 ACT AND FORM N-2

The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that affect numerous aspects of the conduct of TEI's business and of the rights, privileges, and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

C- 22  Man-Glenwood Lexington TEI, LLC

8.6 CHOICE OF LAW

Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

8.7 NOT FOR BENEFIT OF CREDITORS

The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers, and TEI. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

8.8 CONSENTS

Any and all consents, agreements, or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of TEI.

8.9 MERGER AND CONSOLIDATION

(a) TEI may merge or consolidate with or into one or more limited liability companies or other business entities pursuant to an agreement of merger or consolidation that has been approved by the Board in the manner contemplated by
Section 18-209(b) of the Delaware Act or may sell, lease or exchange all or substantially all of TEI property, including its good will, upon such terms and conditions and for such consideration when and as authorized by the Board.

(b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved by the Board in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for TEI if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

8.10 PRONOUNS

All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular, or plural, as the identity of the person or persons, firm, or corporation may require in the context thereof.

8.11 CONFIDENTIALITY

(a) A Member may obtain from TEI such information regarding the affairs of TEI as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board.

(b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish, or make accessible to any other person the name and/or address (whether business, residence, or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board, which consent may be withheld in its sole discretion.

(c) Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees, or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees, or agents, irreparable injury may result to the non-breaching Members and TEI. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and TEI may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential
                                          Man-Glenwood Lexington TEI, LLC  C- 23

Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or TEI determines that any of the other Members or any of its principals, partners, members, directors, officers, employees, or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees, or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

8.12 CERTIFICATION OF NON-FOREIGN STATUS

Each Member or transferee of Units from a Member shall certify, upon admission to TEI and at such other times thereafter as the Board may request, whether such Member is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by TEI, and shall notify TEI within 60 days of any change in such Member's status.

8.13 SEVERABILITY

If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

8.14 FILING OF RETURNS

The Board or its designated agent shall prepare and file, or cause the accountants of TEI to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of TEI.

8.15 TAX MATTERS PARTNER

(a) A Manager who is a Member shall be designated on TEI's annual Federal income tax return, and have full powers and responsibilities, as the Tax Matters Partner of TEI for purposes of Section 6231(a)(7) of the Code. Glenwood shall be the initial Tax Matters Partner of TEI. In the event that no Manager is a Member, a Member shall be so designated. Should any Member be designated as the Tax Matters Partner for TEI pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board all of its rights, powers, and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge, and file any and all reports, responses, and notices, and to do any and all things required or advisable, in the Manager's judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for TEI under Section 6231(a)(7) of the Code shall be indemnified and held harmless by TEI from any and all liabilities and obligations that arise from or by reason of such designation.

(b) Each person (for purposes of this Section 8.15, called a "Pass-Thru Member") that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in TEI holding such interests through such Pass-Thru Member. In the event TEI shall be the subject of an income tax audit by any Federal, state, or local authority, to the extent TEI is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its

C- 24  Man-Glenwood Lexington TEI, LLC
decision shall be final and binding upon, TEI and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement, or review shall be borne by TEI.

8.16 SECTION 754 ELECTION

In the event of a distribution of TEI's property to a Member or an assignment or other transfer (including by reason of death) of Units of a Member in TEI, at the request of a Member, the Board, in its discretion, may cause TEI to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of TEI's property as provided by Sections 734 and 743 of the Code.

8.17 USE OF NAMES "MAN," "GLENWOOD," "MAN-GLENWOOD" "LEXINGTON" AND "TEI"

Man Investments Inc. ("Man") and Glenwood each hereby grants to TEI a royalty-free, non-exclusive license to use the names "Man," "Glenwood," "Man-Glenwood," "Lexington" and "TEI" respectively, in the name of TEI. Such license may, at such time as neither Glenwood nor an Affiliate of Glenwood shall serve as an investment adviser to TEI of Man-Glenwood Lexington Portfolio Associates, LLC, or upon termination of this Agreement, be terminated by Man and Glenwood, respectively, in which event TEI shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Man," "Glenwood," "Man-Glenwood," "Lexington" and "TEI" as the case may be, in the name of TEI or otherwise. The names "Man," "Glenwood," "Man-Glenwood," "Lexington" and "TEI" may be used or licensed by Man or Glenwood, respectively, in connection with any of its activities, or licensed by Man or Glenwood, respectively, to any other party.

EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 8.11.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                         MANAGER:

                                         ---------------------------------------
                                         John Kelly

                                         INITIAL MEMBER:

                                         GLENWOOD CAPITAL INVESTMENTS, L.L.C.

                                         By:
                                         Name:
                                         Title:

MEMBERS:

Each person who shall sign an investor application or certification and who shall be accepted by the Board to TEI as a Member.

                                          Man-Glenwood Lexington TEI, LLC  C- 25

                        MAN-GLENWOOD LEXINGTON TEI, LLC

                  UNITS OF LIMITED LIABILITY COMPANY INTERESTS

                                   PROSPECTUS
                                  MARCH, 2004

                                               MAN INVESTMENTS INC.

--------------------------------------------------------------------------------

                                                                        TEIP0304

The information in this Statement of Additional Information is incomplete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and we are not soliciting offers to buy these securities, in any state where the offer or sale is not permitted

                   SUBJECT TO COMPLETION DATED MARCH 22, 2004

                      STATEMENT OF ADDITIONAL INFORMATION

                                  March, 2004

                        MAN-GLENWOOD LEXINGTON TEI, LLC

                        123 N. WACKER DRIVE, 28th FLOOR

                               CHICAGO, IL 60606

Registrant's Telephone Number, including Area Code: (800) 838-0232

This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of Man-Glenwood Lexington TEI, LLC ("TEI"), dated March ___, 2004. A copy of the Prospectus may be obtained by contacting TEI at the telephone numbers or address set forth above.

                                TABLE OF CONTENTS

STATEMENT OF ADDITIONAL INFORMATION .......................................    1
INVESTMENT POLICIES AND PRACTICES .........................................    3
    Fundamental Policies ..................................................    3
    Certain Portfolio Securities and Other Operating Policies .............    4
REPURCHASES,MANDATORY REDEMPTIONS, AND TRANSFERS OF UNITS .................   11
    Repurchase Offers .....................................................   11
    Mandatory Redemptions .................................................   12
    Transfers of Units ....................................................   12
BOARD OF MANAGERS .........................................................   13
    Offshore Fund .........................................................   17
INVESTMENT ADVISORY SERVICES ..............................................   17
TEI, OFFSHORE FUND AND PORTFOLIO COMPANY EXPENSES .........................   19
CODES OF ETHICS ...........................................................   21
VOTING OF PROXIES .........................................................   22
PARTICIPATION IN INVESTMENT OPPORTUNITIES .................................   22
OTHER MATTERS .............................................................   24
TAX ASPECTS ...............................................................   24
    Classification of Offshore Fund .......................................   26
    Tax Consequences to a Withdrawing Member ..............................   30
    Tax Treatment of Portfolio Investments ................................   31
    Unrelated Business Taxable Income .....................................   34
    Certain Issues Pertaining to Specific Exempt Organizations ............   35
    State and Local Taxation ..............................................   36
ERISA CONSIDERATIONS ......................................................   37
BROKERAGE .................................................................   39
VALUATION OF ASSETS .......................................................   40
ACCOUNTANTS AND LEGAL COUNSEL .............................................   41
CUSTODIAN .................................................................   41
RECORD OWNERS OF 5% OR MORE ...............................................   42
SUMMARY OF LLC AGREEMENT ..................................................   42
FUND ADVERTISING AND SALES MATERIAL .......................................   44
FINANCIAL STATEMENTS ......................................................   45

APPENDIX A: Waivers of Sales Load .........................................   50

                        INVESTMENT POLICIES AND PRACTICES

The investment objective and principal investment strategies of Man-Glenwood Lexington TEI, LLC ("TEI"), Man-Glenwood Lexington TEI, LDC ("Offshore Fund") and Man-Glenwood Lexington Associates Portfolio, LLC (the "Portfolio Company"), as well as the principal risks associated with the Portfolio Company's investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below. TEI invests all or substantially all of its investable assets in Offshore Fund, which in turn invests all or substantially all of its investable assets in the Portfolio Company, as set forth in the prospectus for TEI. Because Offshore Fund is a pass-through entity and has no investment discretion of its own, discussion herein relating to the investment policies, practices, risks and operations of TEI and the Portfolio Company should be read to include information regarding Offshore Fund.

FUNDAMENTAL POLICIES

TEI's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of TEI (the "Units"), are listed below. The Offshore Fund and the Portfolio Company have substantially the same fundamental investment restrictions as TEI; such restrictions cannot be changed without the approval of the Board of TEI in the case of the Offshore Fund, and a majority of the outstanding voting securities of the Portfolio Company, in the case of the Portfolio Company. Within the limits of these fundamental policies, TEI's management has reserved freedom of action. As defined by the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a "majority of the outstanding voting securities of TEI" means the vote, at an annual or special meeting of security holders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of TEI are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of TEI, whichever is less. TEI will not concentrate (i.e., invest more than 25% of its total assets) in a particular industry or group of industries. TEI may not, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, or interpretations, orders, or other guidance or relief provided by the SEC or its staff:

    1. borrow money;

    2. issue senior securities;

    3. underwrite securities issued by other persons;

    4. purchase or sell real estate and real estate mortgage loans;

    5. purchase or sell commodities or commodity contracts including futures contracts; and

    6. make loans to other persons.

With respect to these investment restrictions and other policies described in this SAI or the Prospectus (except TEI's fundamental policies on borrowings and the issuance of senior securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of TEI's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. TEI's investment policies and restrictions do not apply to the activities and transactions of Hedge Funds in which assets of TEI are invested through Offshore Fund and the Portfolio Company, but will apply to investments made by TEI directly (or any account consisting solely of TEI assets).

TEI's and Offshore Fund's investment objective is non-fundamental and may be changed by the Board of Managers (the "Board").

CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES

As discussed in the Prospectus, the Portfolio Company will invest by allocating capital among a number of independent investment managers ("Hedge Fund Managers") through pooled vehicles such as limited liability companies and limited partnerships (collectively, the "Hedge Funds") who employ diverse investment strategies. Additional information regarding the types of securities and financial instruments in which Hedge Fund Managers may invest the assets of Hedge Funds, and certain of the investment techniques that may be used by Hedge Fund Managers, are set forth below.

EQUITY SECURITIES. The investment portfolios of Hedge Funds may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Hedge Funds may generally invest in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

FIXED-INCOME SECURITIES. Hedge Funds may invest in both investment grade and non-investment grade fixed-income securities. A Hedge Fund Manager may invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

Hedge Funds may invest in both investment grade and non-investment grade debt securities (commonly referred to as "junk bonds"). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Hedge Fund Manager to be of comparable quality.

A Hedge Fund's investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher-grade securities.

NON-U.S. SECURITIES. Hedge Funds may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Hedge Funds may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the Prospectus under "Risk Factors Relating to Types of Investments and Related Risks - Non-U.S. Investments."

As a general matter, Hedge Funds are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Hedge Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Hedge Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Hedge Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Hedge Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Hedge Fund to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Hedge Fund's existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Hedge Fund's non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue a Hedge Fund's investment objective, such as when a Hedge Fund Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in Hedge Fund's investment portfolio.

ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

MONEY MARKET INSTRUMENTS. The Portfolio Company and Hedge Funds may invest during periods of adverse market or economic conditions for defensive purposes some or all of their assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as the Adviser or Hedge Fund Managers deem appropriate under the circumstances. The Portfolio Company or Hedge Funds also may invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which the Portfolio Company or a Hedge Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Portfolio Company or Hedge Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Portfolio Company or Hedge Fund might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Portfolio Company has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of a security by the Portfolio Company or a Hedge Fund to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Company or a Hedge Fund. Reverse repurchase agreements are a form of leverage, which also may increase the volatility of a Hedge Fund's investment portfolio.

SPECIAL INVESTMENT TECHNIQUES. Hedge Funds may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Hedge Funds may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Hedge Funds may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Hedge Fund may suffer losses as a result of its hedging activities.

DERIVATIVES. Hedge Funds may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Hedge Fund as a whole. Derivatives permit Hedge Funds to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Hedge Fund's performance.

If a Hedge Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Hedge Fund's return or result in a loss. A Hedge Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Hedge Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

OPTIONS AND FUTURES. The Hedge Funds may utilize options and futures contracts. They also may use so-called "synthetic" options (notional principal contracts with characteristics of an over-the-counter option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, a Hedge Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, a Hedge Fund may have difficulty closing out its position. Over-the-counter options and synthetic transactions purchased and sold by Hedge Funds may include options on baskets of specific securities.

The Hedge Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Hedge Fund owns the underlying security. The sale of such an option exposes a Hedge Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Hedge Fund's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Hedge Funds need not be covered.

A Hedge Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Hedge Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Hedge Fund would ordinarily effect a similar "closing sale transaction," which involves liquidating a position by selling the option previously purchased, although the Hedge Fund could exercise the option should it deem it advantageous to do so.

Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") by Hedge Funds could cause TEI to be a commodity pool, which would require the Portfolio Company to comply with certain rules of the CFTC. However, the Portfolio Company intends to conduct its operations to avoid regulation as a commodity pool. The Portfolio Company has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to regulation or registration as a CPO.

Hedge Funds may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of TEI's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Hedge Fund to substantial losses.

Successful use of futures also is subject to a Hedge Fund's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Some or all of the Hedge Funds may purchase and sell stock index futures contracts and single stock futures contracts. A stock index future obligates a Hedge Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day. A single stock future obligates a Hedge Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the stock at the opening of trading on the next business day.

Some or all of the Hedge Funds may purchase and sell interest rate futures contracts. An interest rate future represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Hedge Funds may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

OPTIONS ON SECURITIES INDEXES. Some or all of the Hedge Funds may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Hedge Fund of options on stock indexes will be subject to the Hedge Fund's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

SWAP AGREEMENTS. The Hedge Funds may enter into equity, interest rate, index and currency rate swap agreements on behalf of Hedge Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Hedge Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Hedge Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a Hedge Fund's risk of loss consists of the net amount of payments that it contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by a Hedge Fund in whose investment vehicles the Portfolio Company could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Portfolio Company may enter into swap agreements under which the Portfolio Company may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. The Portfolio Company may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear.

LENDING PORTFOLIO SECURITIES. A Hedge Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Hedge Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Hedge Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. A Hedge Fund typically will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Hedge Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Hedge Fund.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES. To reduce the risk of changes in securities prices and interest rates, a Hedge Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Hedge Fund enters into the commitment, but the Hedge Fund does not make payment until it receives delivery from the counterparty. After a Hedge Fund commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Hedge Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Hedge Fund is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Hedge Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Hedge Fund on a forward basis will not honor its purchase obligation. In such cases, the Hedge Fund may incur a loss.

           REPURCHASES, MANDATORY REPURCHASES, AND TRANSFERS OF UNITS

REPURCHASE OFFERS

As discussed in the Prospectus, offers to repurchase Units will be made by TEI at such times and on such terms as may be determined by the Board in its sole discretion in accordance with the provisions of applicable law. In determining whether TEI should repurchase Units from Members pursuant to written tenders, the Board will consider various factors, including but not limited to those listed in the Prospectus, in making its determinations.

The Board will cause TEI to make offers to repurchase Units from Members pursuant to written tenders only on terms it determines to be fair to TEI and to all Members or persons holding Units acquired from Members. When the Board determines that TEI will repurchase Units, notice will be provided to each Member describing the terms thereof, and containing information Members should consider in deciding whether and how to participate in such repurchase opportunity. Members who are deciding whether to tender their Units during the period that a repurchase offer is open may ascertain an estimated net asset value of their Units from TEI during such period. If a repurchase offer is oversubscribed by Members, TEI will repurchase only a pro rata portion of the Units tendered by each Member.

TEI's assets consist primarily of its interest in the Portfolio Company held through the Offshore Fund. Therefore, in order to finance the repurchase of Units pursuant to the repurchase offers, TEI may find it necessary to liquidate all or a portion of its interest in the Portfolio Company. Because interests in the Portfolio Company may not be transferred, TEI may withdraw a portion of its interest only pursuant to repurchase offers by the Portfolio Company and, in turn by the Offshore Fund. TEI will not conduct a repurchase offer for Units unless the Portfolio Company simultaneously conducts a repurchase offer for Portfolio Company interests.

Payment for repurchased Units may require TEI to liquidate a portion of its interest in Offshore Fund and require Offshore Fund to liquidate a portion of its interest in the Portfolio Company, which may, in turn, need to liquidate some of its portfolio holdings earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Portfolio Company's portfolio turnover. The Adviser intends to take measures (subject to such policies as may be established by the Portfolio Company's Board of Managers) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Units.

MANDATORY REPURCHASES

As noted in the Prospectus, TEI has the right to repurchase Units of a Member or any person acquiring Units from or through a Member under certain circumstances. Such mandatory repurchases may be made if:

     - Units have been transferred or such Units have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member; or

     - ownership of Units by a Member or other person will cause TEI to be in violation of, or subject TEI to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction; or

     - continued ownership of such Units may be harmful or injurious to the business or reputation of TEI or the Adviser, or may subject TEI or any Members to an undue risk of adverse tax or other fiscal consequences; or

     - any of the representations and warranties made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true, including such Member's tax-exempt or tax-deferred status under the Internal Revenue Code of 1986;

     -    it would be in the best interests of TEI to repurchase Units.

TRANSFERS OF UNITS

No person may become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in its sole and absolute discretion. Units may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member or (ii) with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Without limiting the foregoing, the Board generally will not consent to a transfer unless the transfer is (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account. The Board may permit other pledges, transfers or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer or assignment, the Board shall consult with counsel to TEI to ensure that such pledge, transfer or assignment will not cause TEI to be treated as a "publicly traded partnership" taxable as a corporation. Notice to TEI of any proposed transfer must include evidence satisfactory to TEI that the proposed transferee meets any requirements imposed by TEI with respect to Member eligibility and suitability. In addition to the foregoing, no Member will be permitted to transfer Units unless after such transfer the balance of the capital account of the transferee, and of the Member transferring the Units if the transfer involves less than all of such Member's Units, is at least equal to TEI's minimum investment requirement.

Any transferee meeting TEI's eligibility requirements that acquires Units in TEI by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member or otherwise, will be entitled to the allocations and distributions allocable to the Units so acquired and to transfer such Units in accordance with the terms of TEI's Limited Liability Company Agreement (the "LLC Agreement"), but will not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member as provided in the LLC Agreement. If a Member transfers Units with the approval of the Board, TEI will promptly take all necessary actions to admit such transferee or successor to TEI as a Member. Each Member and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by TEI in connection with such transfer. If such a transferee does not meet the Member eligibility requirements, TEI reserves the right to redeem its Units. Any transfer of Units in violation of the LLC Agreement will not be permitted and will be void.

The LLC Agreement provides, in part, that each Member has agreed to indemnify and hold harmless TEI, the Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Member in violation of these provisions or any misrepresentation made by such Member in connection with any such transfer.

                                BOARD OF MANAGERS

The Board of TEI and the Board of the Portfolio Company (the "Portfolio Company's Board") provide broad oversight over the operations and affairs of TEI and the Portfolio Company, respectively, and have overall responsibility to manage and control the business affairs of TEI and the Portfolio Company, respectively, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of TEI's and the Portfolio Company's business, respectively. The Board and the Portfolio Company's Board exercise the same powers, authority and responsibilities on behalf of TEI and the Portfolio Company, respectively, as are customarily exercised by the board of directors of a registered investment company organized as a corporation. Offshore Fund has two members: TEI (which serves as the managing member) and the Adviser (which holds only a nominal non-voting interest). Offshore Fund does not have a board of directors. The members of Offshore Fund have delegated the day-to-day management, as well as general oversight responsibilities of Offshore Fund, to TEI. The Board of TEI therefore effectively makes all decisions on behalf of Offshore Fund.

The Managers of the Board and the Portfolio Company's Board are not required to contribute to the capital of TEI or the Portfolio Company or to hold Units of TEI or an interest in the Portfolio Company. A majority of the Managers of the Board and the Portfolio Company's Board are persons who are not "interested persons" (as defined in the 1940 Act) of TEI and the Portfolio Company, respectively (collectively, the "Independent Managers"). The Independent Managers perform the same functions for TEI and the Portfolio Company as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

The identity of the Managers and officers of TEI and the Portfolio Company and brief biographical information regarding each Manager and officer during the past five years is set forth below. The business address of each officer and Manager is c/o Glenwood Capital Investments, L.L.C., 123 N. Wacker Drive, 28th Floor, Chicago, Illinois 60606. Each Manager who is deemed to be an "interested person" of TEI and the Portfolio Company, as defined in the 1940 Act, is indicated by an asterisk.

                        POSITION(S) HELD                                                    NUMBER OF
                        WITH LEXINGTON         TERM OF OFFICE          PRINCIPAL           PORTFOLIOS            OTHER
                            AND THE            AND LENGTH OF       OCCUPATION DURING       OVERSEEN BY       DIRECTORSHIPS
 NAME AND AGE          PORTFOLIO COMPANY        TIME SERVED          PAST 5 YEARS            MANAGER        HELD BY MANAGER
 ------------          -----------------        -----------          ------------            -------        ---------------
John M. Kelly (57)         Manager*          Perpetual until      Sale and marketing            3                None
                                             resignation or       of hedge funds for
                                             removal, Manager     the Man Investments
                                             since October 22,    Division of Man
                                             2003                 Group plc

Marvin Damsma (56)         Manager           Perpetual until      Director of Trust             3                 None
                                             resignation or       Investments for BP
                                             removal,             America Inc.
                                             appointed January
                                             13, 2004

Dale M. Hanson (60)        Manager           Perpetual until      Principal/partner of          3            Quality Systems
                                             resignation or       American Partners                          Inc. (software)
                                             removal,             Consulting (marketing
                                             appointed January    organization)
                                             13, 2004

Managers may be removed in accordance with the LLC Agreement with or without cause by, if at a meeting, a vote of a majority of the Members or, if by written consent, a vote of Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members. Managers are required to retire as of December 31 of the year in which they reach 75 years of age.

PRINCIPAL OFFICERS WHO ARE NOT MANAGERS:

                        POSITION(S) HELD WITH
                          LEXINGTON AND THE
    NAME AND AGE          PORTFOLIO COMPANY       LENGTH OF TIME SERVED        PRINCIPAL OCCUPATION DURING PAST 5 YEARS
    ------------          -----------------       ---------------------        ----------------------------------------
John B. Rowsell (45)   President and Principal    Since January 13, 2004       President (2003) and member of Investment
                       Executive Officer                                       Committee (2001), Glenwood Capital
                                                                               Investments, L.L.C. (investment advisor);
                                                                               Investment Manager, McKinsey & Co. (consultant)

Alicia Derrah (44)     Treasurer and Principal    Since January 13, 2004       Accounting Officer, Glenwood Capital
                       Financial and                                           Investments, L.L.C. (investment advisor)
                       Accounting Officer

Robert Tucker (35)     Vice President             Since January 13, 2004       Chief Operating Officer (2002) of
                                                                               Glenwood Capital Investments, L.L.C.
                                                                               Manager of Fund Operations, portfolio
                                                                               management, and treasury functions, Man
                                                                               Group plc,; CFO and a director, Earthport
                                                                               plc (technology company)

Steven Zoric (32)      Secretary                  Since January 13, 2004       Head of U. S. Legal and Compliance, Man
                                                                               Investments Division of Man Group plc;
                                                                               Associate, Katten Muchin Zavis Rosenman (law)
                                                                               (April 1997 to October 1999, August 2000 to July
                                                                               2001); Futures and Commodities Compliance
                                                                               Manager, Morgan Stanley and Co. Inc. (Nov. 1999
                                                                               to July 2000)

COMPENSATION

     NAME AND                                  AGGREGATE COMPENSATION                   TOTAL COMPENSATION FROM THE
POSITION WITH FUND                                  FROM THE FUND                           FUND AND FUND COMPLEX
------------------                                  -------------                           ---------------------
 Marvin Damsma                                        $   4,000                                   $   12,000
 Dale M. Hanson                                       $   4,000                                   $   12,000

The Independent Managers will each be paid an aggregate annual retainer of $4,000 and meeting fees of $500 (or $250 in the case of telephonic meetings) by each of TEI and the Portfolio Company, and Managers are reimbursed by TEI and the Portfolio Company for their travel expenses related to Board meetings. The Managers do not receive any pension or retirement benefits from TEI or the Portfolio Company. The officers of TEI do not receive any additional compensation from TEI or the Portfolio Company. Offshore Fund does not compensate the Managers.

Each of the Board and the Portfolio Company's Board has formed an Audit Committee composed of Messrs. Damsma and Hanson, each an Independent Manager. The functions of the Audit Committee are: (1) to oversee TEI's and Offshore Fund's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of TEI's, Offshore Fund's or the Portfolio Company's service providers; (2) to oversee the quality and objectivity of TEI's, Offshore Fund's or the Portfolio Company's financial statements and the independent audit of those statements; and (3) to the extent that Managers are not members of the Audit Committee, to act as a liaison between TEI's, Offshore Fund's or the Portfolio Company's independent auditors and the Board or the Portfolio Company's Board. The Chairman of the Audit Committee, Mr. Hanson, is an Independent Manager and receives an annual retainer of $1,000 in connection with serving in such position. As of the date of this SAI, the Audit Committee of TEI has met once.

Each of the Board and the Portfolio Company's Board has formed a Contracts Committee composed of three Managers, Messrs. Damsma, Hanson and Kelly. The Contracts Committee is responsible for considering, evaluating, and making recommendations to the full Board concerning all contractual arrangements with service providers to TEI, Offshore Fund or the Portfolio Company and all other matters in which the Adviser or its affiliates has any actual or potential conflict of interest with TEI, Offshore Fund or the Portfolio Company. The Chairman of the Contracts Committee, Mr. Hanson, is an Independent Manager and receives no additional compensation in connection with serving in such position. As of the date of this SAI, the Contracts Committee of TEI has met once.

Each of the Board and the Portfolio Company's Board has formed a Valuation Committee composed of two Managers, Messrs. Damsma and Hanson. The Valuation Committee is responsible for: (i) periodically reviewing TEI's, Offshore Fund's or the Portfolio Company's procedures for valuing securities, and making any recommendations to TEI, Offshore Fund or the Portfolio Company with respect thereto; (ii) reviewing proposed changes to those procedures; (iii) periodically reviewing information regarding industry developments in connection with valuation; and (iv) periodically reviewing information regarding fair value and liquidity determinations made pursuant to the procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board or the full Portfolio Company's Board simultaneously). The Chairman of the Valuation Committee, Mr. Damsma, is an Independent Manager and receives no additional compensation in connection with serving in such position. As of the date of this SAI, the Valuation Committee of TEI has met once.

OFFSHORE FUND

Offshore Fund, as more fully described in the TEI Prospectus, is not registered under the 1940 Act. Offshore Fund serves as an intermediate entity through which TEI invests in the Portfolio Company. Offshore Fund makes no independent investment decisions and has no investment or other discretion over the investable assets.

Offshore Fund serves as a pass-through entity, as more fully discussed below regarding taxation, whereby UBTI generated by the investment activities of the Portfolio Company (and Hedge Funds) is not ultimately incurred by a Member. Offshore Fund is organized under the laws of the Cayman Islands as a Limited Duration Company ("LDC") and subject to the taxation provisions of the Cayman Islands as a corporation. An LDC organized in the Cayman Islands offers limited liability to its members. Such an entity generally may only carry on activities in the Cayman Islands in furtherance of its overseas (non-Cayman Islands) activities. Offshore Fund has a limited duration of 30 years, as required by Cayman Island law, and has two members; TEI, which serves as the managing member, and the Adviser, which holds only a nominal non-voting interest in Offshore Fund. It is anticipated that, upon expiration of Offshore Fund's duration, another entity substantially equivalent to Offshore Fund will be substituted. TEI and the Adviser have delegated all day-to-day management and general oversight responsibilities of Offshore Fund to TEI as the managing member. Therefore, all decisions involving Offshore Fund effectively are controlled by TEI's Board. Offshore Fund has no independent investment discretion or other decision-making capabilities, and serves for the benefit of TEI and under the control of TEI's Board. Offshore Fund has no members or investors other than TEI and the Adviser.

                          INVESTMENT ADVISORY SERVICES

THE ADVISER

Pursuant to the terms of an investment advisory agreement entered into between the Portfolio Company and the Adviser dated as of January 20, 2003 (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Portfolio Company's investment program and in connection therewith shall regularly provide investment advice and recommendations to the Portfolio Company with respect to its investments, investment policies and purchases and sales of securities for the Portfolio Company and arranging for the purchase and sale of such securities.

The Adviser is authorized, subject to the approval of the Portfolio Company's Board and the interest holders of the Portfolio Company, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Portfolio Company or to assist the Adviser in providing these services, subject to the requirement that the Adviser supervise the rendering of any such services to the Portfolio Company by its affiliates.

As compensation for services required to be provided by the Adviser under the Advisory Agreement, the Portfolio Company will pay the Adviser a quarterly fee (the "Management Fee") computed at the annual rate of 1.75% of the aggregate value of its outstanding interests determined as of the last day of the month (before any repurchases of interests). The Advisory Agreement was approved by the Portfolio Company's Board (including a majority of the Portfolio Company's Independent Managers), at a meeting held in person on January 20, 2003, and was approved on January 22, 2003 by the sole interest holder of the Portfolio Company. It has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Portfolio Company; provided that in either event the continuance is also approved by a majority of the Portfolio Company's Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Portfolio Company's Board; by vote of a majority of the outstanding voting securities of the Portfolio Company; or by the Adviser. The Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

When considering approval of the Advisory Agreement between the Portfolio Company and the Adviser, the Board considered, among other things, the following:

     - A report comparing the fees and anticipated expenses of the Portfolio Company;

     -    Information on the relevant peer group of funds;

     - The economic outlook and the general investment outlook in the relevant investment markets;

     - The Adviser's results and financial condition and the overall organization of the Man Group;

     - Arrangements regarding the distribution of the Portfolio Company's feeder fund Units;

     - The procedures used to determine the fair value of the Portfolio Company assets;

     - The Adviser's anticipated management of the relationship with the custodian and fund accountants;

     - The resources devoted to the Adviser's compliance efforts undertaken on behalf of the private funds it manages and its efforts in regard to its first registered investment company;

     - The quality, nature, cost and character of the administrative and other non-investment management services provided by the Adviser and its affiliates;

     -    Investment management staffing; and

     - Anticipated operating expenses (including transfer agency expenses) to be paid to third parties.

In evaluating the Advisory Agreement between the Portfolio Company and the Adviser, the Board reviewed material furnished by the Adviser at the initial Board meeting held in January 2003, and a further review of such material during a Contracts Committee meeting of the Portfolio Company held January 13, 2004, including the above referenced considerations and information relating to the education, experience and number of investment professionals and other personnel who would provide services under the Advisory Agreement. The Board also took into account the time and attention to be devoted by senior management to the Portfolio Company and the feeder funds in the complex. The Board evaluated the level of skill required to manage the Portfolio Company and concluded that the human resources available at the Adviser were appropriate to fulfill effectively the duties of the Adviser on behalf of the Portfolio Company. The Board also considered the business reputation of the Adviser and the Man Group, its international financial resources and reputation and concluded that the Adviser would be able to meet any reasonably foreseeable obligations under the Advisory Agreement.

The Board received information and a presentation concerning the investment philosophy and investment process to be applied by the Adviser in managing the Portfolio Company. In this regard, the Board considered the Adviser's in-house research capabilities and proprietary databases of hedge fund manager information, as well as other resources available to the

Adviser's personnel, including research as a result of investments effected for other investment advisory clients. The Board concluded that the Adviser's investment process, research capabilities and philosophy were well suited to the Portfolio Company, given the Portfolio Company's investment objective and policies.

The Board did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreement. Nor are the items described herein all encompassing of the matters considered by the non-interested Managers. In assessing the information provided by the Adviser and its affiliates, the Board also took into consideration the benefits to Unit holders of investing in a fund that is part of an experienced fund of hedge funds manager, which is itself part of a global provider of alternate investments.

Based on their consideration of all factors that it deemed material and assisted by the advice of its counsel, the Board concluded that the approval of the Advisory Agreement, including the fee structure (described in the prospectus) is in the interests of shareholders.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Advisory Agreement, the Adviser is not liable for any loss the Portfolio Company sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security. In addition, it provides that the Adviser may act as investment adviser for any other person, firm or corporation and use the names "Man," "Glenwood," "Man-Glenwood," or "Lexington" in connection with other investment companies for which it or its affiliates may act as investment adviser or general distributor. If the Adviser shall no longer act as investment adviser of the Portfolio Company, the Adviser may withdraw the right of TEI and/or the Portfolio Company to use the names "Man," "Glenwood," "Man-Glenwood", or "Lexington" as part of its name.

The Adviser or its designee maintains the Portfolio Company's accounts, books and other documents required to be maintained under the 1940 Act at One Freedom Valley Drive, Oaks, PA 19456, which is the address of the Administrator, SEI Investments Global Funds Service, and/or 123 N. Wacker Drive, 28th Floor, Chicago, IL 60606, which is the address of the Adviser.

                TEI, OFFSHORE FUND AND PORTFOLIO COMPANY EXPENSES

TEI will bear all expenses incurred in its business and operations. Expenses borne by TEI include, but are not limited to, the following:

     - all costs and expenses associated with the registration of TEI under, and compliance with, any applicable Federal or state laws;

     - attorneys' fees and disbursements associated with updating TEI's registration statement, Prospectus and other offering related documents (the "Offering Materials"); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys' fees and disbursements associated with the preparation and review thereof;

     - the costs and expenses of holding meetings of the Board and any meetings of Members, including legal costs associated with the preparation and filing of proxy materials;

     - the fees and disbursements of Fund counsel, legal counsel to the Independent Managers, if any, independent accountants for TEI and other consultants and professionals engaged on behalf of TEI;

     -    all costs and expenses associated with TEI's repurchase offers;

     - the fees payable to various service providers pursuant to TEI's Services Agreement, Administration Agreement, Investor Servicing Agreement, and other agreements;

     - all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

     - the costs of a fidelity bond and any liability insurance obtained on behalf of TEI;

     - all expenses of computing TEI's net asset value, including any equipment or services obtained for these purposes; and

     - such other types of expenses as may be approved from time to time by the Board.

The Portfolio Company will bear all expenses incurred in its business and operations other than those specifically required to be borne by the Adviser pursuant to the Advisory Agreement. Expenses borne by the Portfolio Company include, but are not limited to, the following:

     - all costs and expenses directly related to portfolio transactions and positions for the Portfolio Company's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Hedge Funds;

     - all costs and expenses associated with the registration of the Portfolio Company under, and compliance with, any applicable Federal or state laws;

     - attorneys' fees and disbursements associated with updating the Portfolio Company's registration statement, Prospectus and other offering related documents; the costs of printing those materials and distributing them to prospective investors; and attorneys' fees and disbursements associated with the preparation and review thereof;

     - the costs and expenses of holding meetings of the Portfolio Company's Board and any meetings of interest holders of the Portfolio Company, including legal costs associated with the preparation and filing of proxy materials;

     - the fees and disbursements of the Portfolio Company's counsel, legal counsel to the Independent Managers, if any, independent accountants for the Portfolio Company and other consultants and professionals engaged on behalf of the Portfolio Company;

     -   the Management Fee;

     - the fees payable to various service providers pursuant to the Portfolio Company Administration Agreement and other agreements;

     - the costs of a fidelity bond and any liability insurance obtained on behalf of the Portfolio Company or the Adviser;

     - all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to interest holders of the Portfolio Company;

     - all expenses of computing the Portfolio Company's net asset value, including any equipment or services obtained for these purposes;

     - all charges for equipment or services used in communicating information regarding the Portfolio Company's transactions among the Adviser and any custodian or other agent engaged by the Portfolio Company; and

     - such other types of expenses as may be approved from time to time by the Portfolio Company's Board.

Offshore Fund's expenses are anticipated to be minimal and will be borne by the Adviser, or an affiliate of the Adviser.

The Hedge Funds bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by the Portfolio Company. The Hedge Fund Managers generally will charge asset-based fees to and receive performance-based allocations from the Hedge Funds, which effectively will reduce the investment returns of the Hedge Funds and the amount of any distributions from the Hedge Funds to the Portfolio Company. These expenses, fees, and allocations will be in addition to those incurred by the Portfolio Company itself.

                                 CODES OF ETHICS

TEI, the Portfolio Company, and the Adviser have each adopted codes of ethics. The codes are designed to detect and prevent improper personal trading by their personnel, including investment personnel, that might compete with or otherwise take advantage of the Portfolio Company's portfolio transactions. Covered persons include the Managers and the officers and managers of the Adviser, as well as employees of the Adviser having knowledge of the investments and investment intentions of the Portfolio Company. The codes of ethics permit persons subject to the Code to invest in securities, including securities that may be purchased or held by the Portfolio Company, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to TEI's and the Portfolio Company's registration statements filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                VOTING OF PROXIES

Whenever TEI as an investor in the Portfolio Company, through Offshore Fund, is requested to vote on matters pertaining to the Portfolio Company (other than the termination of the Portfolio Company's business, which may be determined by the Managers of the Portfolio Company without investor approval), TEI will hold a meeting of the Members and will cause Offshore Fund to vote its interest in the Portfolio Company for or against such matters proportionately to the instructions to vote for or against such matters received from the Members of TEI. TEI shall vote Units for which it receives no voting instructions in the same proportion as the Units for which it receives voting instructions.

The Portfolio Company invests in Hedge Funds, which generally issue non-voting securities. Therefore, the Portfolio Company ordinarily does not receive proxies, and is not called upon to vote proxies. To the extent the Portfolio Company invests in voting securities, if any, its primary consideration in voting portfolio proxies would be the financial interests of the Portfolio Company and its interest holders. One of the primary factors the Adviser considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, the Adviser believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, the Adviser will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company's management, unless the Adviser determines that voting in accordance with management's recommendation would adversely affect the investment merits of owning the stock. However, the Adviser will consider each issue on its own merits, and will not support the position of the company's management in any situation where, in the Adviser's judgment, it would not be in the best interests of the client to do so. In addition, the Portfolio invests only in Hedge Funds that are unaffiliated with the Adviser.

                    PARTICIPATION IN INVESTMENT OPPORTUNITIES

The Adviser expects to employ an investment program for the Portfolio Company that is substantially similar to the investment program employed by it for certain other accounts managed by the Adviser ("Adviser Accounts"), including private investment partnerships that have an investment program that is substantially the same as the Portfolio Company's investment program. As a general matter, the Adviser will consider participation by the Portfolio Company in all appropriate investment opportunities that are under consideration for those other Adviser Accounts. There may be circumstances, however, under which the Adviser will cause one or more Adviser Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Portfolio Company's assets. There also may be circumstances under which the Adviser will consider participation by the Adviser Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Portfolio Company, or vice versa.

The Adviser will evaluate for the Portfolio Company and for each Adviser Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Portfolio Company or the Adviser Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Portfolio Company and the Adviser Accounts in the context of any particular investment opportunity, the investment activities of the Portfolio Company and the Adviser Accounts may differ from time to time. In addition, the fees and expenses of TEI and the Portfolio Company may differ from those of the Adviser Accounts. Accordingly, the future performance of TEI and the Adviser Accounts will vary.

When the Adviser determines that it would be appropriate for the Portfolio Company and one or more Adviser Accounts to participate in an investment transaction in the same Hedge Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Portfolio Company participate, or participate to the same extent as the Adviser Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other, and the Adviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Portfolio Company could be disadvantaged because of the investment activities conducted by the Adviser for the Adviser Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Hedge Fund Managers with respect to Hedge Funds) on the combined size of positions that may be taken for the Portfolio Company and the Adviser Accounts, thereby limiting the size of the Portfolio Company's position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Portfolio Company and the Adviser Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Portfolio Company may be legally restricted from entering into a "joint transaction" (as defined in the 1940 Act) with the Adviser Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC.

Managers, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Portfolio Company. As a result of differing trading and investment strategies or constraints, positions may be taken by managers, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts, that are the same as, different from or made at a different time from positions taken for the Portfolio Company.

                                  OTHER MATTERS

Except in accordance with applicable law, the Adviser and its affiliates are not permitted to buy securities or other property from, or sell securities or other property to, the Portfolio Company. However, subject to certain conditions imposed by applicable rules under the 1940 Act, the Portfolio Company may effect certain principal transactions in securities with one or more accounts managed by the Adviser, except for accounts as to which the Adviser or any of its affiliates serves as a general partner or as to which they may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Adviser or one of its affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Adviser has determined it would be appropriate for the Portfolio Company to purchase (or sell), and the Adviser determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates, and of their respective directors, managers, officers or employees, may give rise to additional conflicts of interest.

                                   TAX ASPECTS

The following is a summary of certain aspects of the income taxation of TEI and its Members, Offshore Fund, and the Portfolio Company that should be considered by a prospective Member. TEI has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state, or local agency with respect to any of the tax issues affecting TEI, but TEI may seek a ruling from the Service with respect to the question of whether or not any income allocable to a tax-exempt investor in TEI would be unrelated business taxable income ("UBTI"). Further, TEI has not obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of TEI as a partnership for Federal income tax purposes and the absence of UBTI.

This summary of certain aspects of the Federal income tax treatment of TEI is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code that could change certain of the tax consequences of an investment in TEI. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL, AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN TEI.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of TEI are consistent with their overall investment plans. Further, tax-exempt organizations should consider carefully the discussion of UBTI contained in this SAI. Prospective tax-exempt investors are urged to consult their own counsel and tax advisors regarding the acquisition of Units.

TAX TREATMENT OF FUND OPERATIONS

Classification of TEI

TEI has received an opinion of Kirkpatrick & Lockhart LLP, counsel to TEI, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, TEI will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Units in TEI will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof).

The Section 7704 Regulations include a "redemption or repurchase agreement" safe harbor under which partnership interests can avoid being treated as readily tradable. The Section 7704 Regulations provide that this safe harbor applies in the case of a "redemption or repurchase agreement," which is defined as "a plan of redemption or repurchase maintained by a partnership whereby the partners may tender their partnership interests for purchase by the partnership, another partner, or a person related to another partner. The Section 7704 Regulations provide that the transfer of an interest in a partnership pursuant to a redemption or repurchase agreement is disregarded in determining whether interests in the partnership are readily tradable if (1) the redemption or repurchase agreement provides that the redemption or repurchase cannot occur until at least 60 calendar days after the partner notifies the partnership in writing of the partner's intention to exercise the redemption or repurchase right, (2) the redemption or repurchase price is established not more than four times during the partnership's taxable year, and the sum of the percentage interests in partnership capital or profits transferred during the taxable year of the partnership does not exceed 10 percent of the total interests in partnership capital or profits.

The LLC Agreement contains provisions satisfying the requirements for a safe-harbor redemption or repurchase agreement. First, the LLC Agreement provides that the Fund will repurchase Units only if they have been tendered at least 30 days prior to a Valuation Date; and it will pay the repurchase price approximately, but no earlier than, 30 days after the Valuation Date (therefore, in no event less than 60 days after the written tender thereof). Second, the LLC Agreement provides that Units will be valued for purposes of determining their repurchase price as of the end of each fiscal quarter (i.e., four times per fiscal year).

The third condition of the "redemption or repurchase agreement" safe harbor is that the repurchased interests' partnership capital or profits not exceed 10 per cent per year of the total interests in partnership capital or profits. The LLC Agreement does not contain an explicit limitation on the quantity of Units that can be repurchased in any year. The transfer restrictions and repurchase provisions of the LLC Agreement are sufficient meet the requirements of the "redemption or repurchase agreement" safe harbor as set forth in the Section 7704 Regulations in any year in which the Fund repurchases Units not in excess of 10 percent of the total interests in the Fund's capital or profits.

In the event that, in any year, the Fund repurchases Units in excess of 10 percent of the total interests in the Fund's capital or profits, the Fund will not satisfy the "redemption or repurchase agreement" safe harbor. The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event, the partnership's status is examined to determine whether, taking into account all of the facts and circumstances, the partners are readily able to buy, sell, or exchange their partnership interests in a manner that is comparable, economically, to trading on an established securities market. Kirkpatrick & Lockhart LLP also has rendered its opinion that TEI will not be a publicly traded partnership treated as a corporation for purposes of the Section 7704 due to the application of the "redemption or repurchase agreement" safe harbor in any year in which TEI repurchases Units not in excess of 10 percent of the total interests in TEI's capital or profits and that, in the event that TEI in any year repurchases Units in excess of 10 percent of the total interests in TEI's capital or profits, TEI may still avoid being considered a publicly traded partnership if the facts and circumstances with respect to TEI's repurchases of Units, including the amount of Units being repurchased in such year and the pattern of repurchases of Units over the life of TEI, indicate that the Fund is not providing the equivalent of a secondary market for its Units that is comparable, economically, to trading on an established securities market. Based upon the anticipated operations of TEI, Units will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, TEI will not be treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that TEI should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of TEI would be subject to corporate income tax when recognized by TEI; distributions of such income, other than in certain redemptions of Units, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of TEI; and Members would not be entitled to report profits or losses realized by TEI.

Classification of Offshore Fund

The tax status of Offshore Fund and its shareholders under the tax laws of the Cayman Islands and the United States is summarized below. The summary is based on the assumption that Offshore Fund is owned, managed and operated as contemplated and reflects counsel's consideration of the fact that shares of Offshore Fund will be held by TEI and that Units in TEI will be held by U.S. tax-exempt entities. The summary is considered to be a correct interpretation of existing laws as applied on the date of this Prospectus but no representation is made or intended by Offshore Fund (i) that changes in such laws or their application or interpretation will not be made in the future or (ii) that the United States Internal Revenue Service will agree with the interpretation described below as applied to the method of operation of Offshore Fund. Persons interested in subscribing for Units in TEI should consult their own tax advisers with respect to the tax consequences, including the income tax consequences, if any, to them of the purchase, holding, redemption, sale or transfer of Units.

1. Offshore Fund is classified as an association taxable as a corporation for United States federal income tax purposes.

2. Offshore Fund intends to conduct its affairs so that it will not be deemed to be engaged in a trade or business in the United States and, therefore, none of its income will be treated as "effectively connected" with a U.S. trade or business carried on by Offshore Fund.
         Accordingly:

         (a) Underpresent law, the Offshore Fund will not be subject to any United States federal income tax on its capital gains whether from sources within or outside the United States to the extent that such securities are not classified as United States real property interests within the meaning of Section 897 of Internal Revenue Code of 1986, as amended (the "Code"). In this connection, the Offshore Fund does not currently intend to buy any securities that would be classified as United States real property interests.

         (b) The only United States income tax which will be payable by the Offshore Fund on its income from dividends and interest is the 30% withholding tax applicable to dividends and certain interest income considered to be from sources within the United States. The Offshore Fund generally intends to continue to invest its cash reserves in short-term debt obligations the interest on which is not subject to 30% withholding.

3. Eligible Investors generally are exempt from U.S. federal income tax except to the extent that they have UBTI. UBTI is income from a trade or business unrelated to the trade or business regularly carried on by a tax-exempt entity. UBTI in excess of $1,000 (U.S.) in any year is taxable and may result in an alternative minimum tax liability. In view of this special problem, a tax-exempt investor should consult its tax adviser before purchasing Units. It will be the responsibility of any tax-exempt investor investing in TEI to keep its own records with respect to UBTI and file its own IRS Form 990-T with respect thereto.

         Various types of income, including dividends, interest, royalties, rents from real property (and incidental personal property) and gains from the sale of property other than inventory and property held primarily for sale to customers are excluded from UBTI so long as such income is not derived from debt financed property. To the extent that Offshore Fund holds property that constitutes debt-financed property (e.g., purchases securities on margin or through other means of leverage) or property primarily for sale to customers ("dealer" property) or becomes actively involved in trading securities, income attributable to such property or activity may constitute UBTI. However, such UBTI should not be attributable to shareholders because Offshore Fund is classified for U.S. income tax purposes as an association taxable as a corporation and UBTI generally will not pass through or be deemed to pass through a corporation to its U.S. tax-exempt shareholders.

         The Code provides several taxing regimes that have the effect of taxing U.S. persons currently on some or all of their pro rata share of the income of a foreign corporation, even though such income has not actually been distributed to them. These regimes involve the taxation of U.S. shareholders of (i) "passive foreign investment companies" ("PFICs"), (ii) "foreign personal holding companies" ("FPHCs") and
         (iii) "controlled foreign corporations" ("CFCs"). Because all of the shares of Offshore Fund will be held by TEI, which is a U.S. partnership for income tax purposes, Offshore Fund will be considered a CFC for U.S. income tax purposes.

         A "U.S. shareholder" (as defined below) of a CFC generally must include in income currently its pro rata share of, among other things, the CFC's "Subpart F income," whether or not currently distributed to such shareholder. "Subpart F income" includes the various types of passive types of investment income such as dividends, interest, gains from the sale of stock or securities, and gains from futures transactions in commodities. A "U.S. shareholder" is generally defined as any U.S. person (including a U.S. partnership) that owns (or, after the application of certain constructive stock ownership rules, is deemed to own) 10% or more of the total combined voting power of all classes of stock entitled to vote of the foreign corporation. A foreign corporation will be treated as a CFC if more than 50% of the stock of such foreign corporation, determined by reference to either vote or value, is owned (or, after the application of certain constructive stock ownership rules, is deemed to be owned) by "U.S. shareholders." Because TEI, a U.S. partnership, will own 100% of the stock of Offshore Fund, Offshore Fund will be treated as a CFC.

         "Subpart F income" of a CFC that is currently taxed to a "U.S. shareholder" is not subject to tax again in its hands when actually distributed to such shareholder. Where income is taxable under both the PFIC or FPHC rules and Subpart F, Subpart F is given precedence, and such income is taxed only once. In addition, a corporation will not be treated with respect to a shareholder as a PFIC during the "qualified portion" of such shareholder's holding period with respect to stock in such corporation. Generally, the term "qualified portion" means the portion of the shareholder's holding period during which the shareholder is a "U.S. shareholder" (as defined above) and the corporation is a CFC.

         Under current law applicable to U.S. tax-exempt entities, income attributed from a CFC, PFIC or FPHC to a tax-exempt entity is taxable to a tax-exempt entity only if the income attributed from the CFC, PFIC or FPHC is made taxable to the tax-exempt entity under the Code and regulations relating to particular categories of UBTI (for example, if the Offshore Fund were to generate certain insurance income as defined in Section 512(b)(17) of the Code). The Offshore Fund does not expect to generate UBTI of this type.

         TEI has received an opinion of Kirkpatrick & Lockhart, LLP, counsel to TEI, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, income of TEI allocable to tax-exempt investors (subject to certain exceptions) should not constitute UBTI. TEI has not sought a ruling from the Service with respect to any of the tax issues affecting TEI, but TEI may decide in the future to seek a ruling with respect to the question of whether or not any income allocable to a tax-exempt investor in TEI would be UBTI.

         The foregoing discussion is intended to apply primarily to exempt organizations that are qualified plans. The UBTI of certain other exempt organizations may be computed in accordance with special rules. Further, certain types of tax-exempt entities under the Code, such as "charitable remainder trusts" that are required to make taxable distributions based upon income received from all sources, may be disadvantaged under the rules relating to CFCs, PFICs and FPHCs in a manner similar to taxable investors. Charitable remainder trusts are generally required, under their trust instruments and for purposes of qualifying under the Code for tax exemption, to make current distributions of all or a significant portion of their income. As an investor in a CFC, such a trust would be deemed to receive income each year from the CFC whether or not the CFC currently distributes such income. Charitable remainder unitrusts are also required to value their assets annually, and valuing TEI's interest in Offshore Fund will be difficult. For these reasons, TEI would not be an appropriate investment for charitable remainder trusts.

4. There are no income, corporation, capital gains or other taxes in effect in the Cayman Islands on the basis of present legislation. Offshore Fund is an exempted company under Cayman Islands law and has made an application to the Governor-in-Council of the Cayman Islands for, and expects to receive, an undertaking as to tax concessions pursuant to Section 6 of the Tax Concessions Law (1999 Revision) which will provide that, for a period of 20 years from the date of issue of the undertaking, no law thereafter enacted in the Cayman Islands imposing any taxes to be levied on profits, income, gains or appreciation will apply to Offshore Fund or its operations. No capital or stamp duties are levied in the Cayman Islands on the issue, transfer or redemption of shares. An annual registration fee will be payable by Offshore Fund to the Cayman Islands government which will be calculated by reference to the nominal amount of its authorized capital.

UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS

OF THE PORTFOLIO COMPANY AND HEDGE FUNDS, AS WELL AS THE TAX IMPACT OF SUCH INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS ON Offshore Fund AS A RESULT OF IT BEING AN INVESTOR IN THE PORTFOLIO COMPANY AND, THROUGH THE PORTFOLIO COMPANY, AN INDIRECT INVESTOR IN HEDGE FUNDS.

As an entity treated as a partnership for tax purposes, TEI is not itself subject to Federal income tax. TEI will file an annual partnership information return with the Service that will report the results of operations. Each Member will be required to report separately on its income tax return its distributive share of TEI's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss.

Because Offshore Fund will be treated as a corporation for federal income tax purposes, however, TEI, and therefore Members, will receive taxable income to the extent of dividends paid by Offshore Fund or earlier in the event that CFC rules (mentioned above) require TEI to include some portion of Offshore Fund's income in its own income even when no dividends are paid. Offshore Fund's income will be its share of the taxable income of the Portfolio Company, which, in turn, will receive allocations of its shares of the taxable income of the Hedge Funds. Generally, neither TEI nor Offshore Fund will have any power to control the timing of cash distributions by the Hedge Funds. In addition, TEI does not intend to make periodic distributions of its net income or gains, if any, to Members. The amount and timing of any distributions will be determined in the sole discretion of the Board. Accordingly, it is likely that a Member's share of taxable income from TEI could exceed the distributions, if any, the Member receives from TEI. As discussed below, Members will be furnished with a tax information report annually stating each Member's respective share of TEI's tax items. Members which are tax-exempt entities generally will not be subject to income tax on their allocable share of TEI income and gains.

Allocation of Profits and Losses. Under the LLC Agreement, TEI's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by TEI for Federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by TEI for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of TEI's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section
754. Under the LLC Agreement, at the request of a Member, the Board, in its sole discretion, may cause TEI to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board presently does not intend to make such election.

The Board decides how to report the partnership items on TEI's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which TEI's items have been reported. In the event the income tax returns of TEI are audited by the Service, the tax treatment of TEI's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Member chosen by the Board, designated as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.

TAX CONSEQUENCES TO A WITHDRAWING MEMBER

A Member receiving a cash liquidating distribution from TEI, in connection with a complete withdrawal from TEI, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its Units. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member's contributions to TEI. However, a withdrawing Member will recognize ordinary income to the extent such Member's allocable share of TEI's "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by TEI will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its Units.

As discussed above, the LLC Agreement provides that the Board may specially allocate items of Fund capital gain (including short-term capital gain) to a withdrawing Member to the extent its capital account would otherwise exceed its adjusted tax basis in its Units. Such a special allocation of gain may result in the withdrawing Member recognizing capital gain, which may include short-term capital gain, in the Member's last taxable year in TEI, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

Distributions of Property. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(c)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(c)(iii). TEI will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner", which term should include a Member whose contributions to TEI consisted solely of cash, the distribution of securities would not be recharacterized as a distribution of cash.

TAX TREATMENT OF PORTFOLIO INVESTMENTS

In General. TEI and Offshore Fund expect that the Portfolio Company and the Hedge Funds each will act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - `Section 988' Gains or Losses" below) and certain other transactions described below, TEI and Offshore Fund expect that the gains and losses from the securities transactions of the Portfolio Company and the Hedge Funds typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Portfolio Company or a Hedge Fund, as the case may be, maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Portfolio Company.

The Portfolio Company may realize ordinary income from dividends and accruals of interest on securities. The Portfolio Company may hold debt obligations with "original issue discount." In such case, the Portfolio Company would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Portfolio Company may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Portfolio Company generally would be required to treat gain realized as interest income to the extent of the market discount, which accrued during the period the debt obligation was held by the Portfolio Company. The Portfolio Company may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. In such event, Offshore Fund could have U.S. source income effectively connected with a trade or business and incur additional U.S. income tax. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income.(1)

--------
(1) Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

Currency Fluctuations - "Section 988" Gains or Losses. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Portfolio Company or a Hedge Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio Company accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio Company actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

As indicated above, the Portfolio Company or a Hedge Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Portfolio Company acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Portfolio Company with respect to such instruments will be ordinary, unless
(i) the contract is a capital asset in the hands of the Portfolio Company and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

Section 1256 Contracts. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by the Portfolio Company at the end of each taxable year of the Portfolio Company are treated for Federal income tax purposes as if they were sold by the Portfolio Company for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Portfolio Company in computing its taxable income for such year. If a Section 1256 Contract held by the Portfolio Company at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - 'Section 988' Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. The Portfolio Company (and any Hedge Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Portfolio Company will be accepted by the Service.

Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Portfolio Company's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Portfolio Company for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Portfolio Company.

Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Portfolio Company holds a short sale position with respect to stock, certain debt obligations or partnership interests that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Portfolio Company generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Portfolio Company holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Portfolio Company generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Foreign Taxes. It is possible that certain dividends and interest directly or indirectly received by the Portfolio Company from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Portfolio Company or a Hedge Fund may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

UNRELATED BUSINESS TAXABLE INCOME

Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.2 This type of income is exempt even if it is realized from securities trading activity that constitutes a trade or business.

This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments, if any, in partnerships engaged in a trade or business, the Portfolio Company's income (or loss) from these investments may constitute UBTI if received by a tax-exempt organization.

The Portfolio Company and the Hedge Funds may incur "acquisition indebtedness" with respect to certain of their transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Portfolio Company will treat its short sales of securities, if any, and short sales of securities in which by Hedge Funds might engage, as not involving "acquisition indebtedness" and therefore not resulting in UBTI.3 To the extent the Portfolio Company recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which would be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

To the extent the Portfolio Company recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which would be treated as UBTI (if received by a tax-exempt organization) will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Portfolio Company, an allocable portion of deductions directly connected with the Portfolio Company's

--------------
(1) With certain exceptions, tax-exempt organizations that are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

(2) Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion the exempt organization's income and gains which is not treated as UBTI will continue to be exempt from tax. Therefore, the possibility of realizing UBTI should not affect the tax-exempt status of such an exempt organization. However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. Also, a title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI.

Notwithstanding the extent to which the Portfolio Company generates income that would be treated as UBTI if received by a tax-exempt organization, such income will not be attributable to tax-exempt owners of Units in TEI, as TEI will not own a direct interest in the Portfolio Company. Rather, Offshore Fund will own an interest in the Portfolio Company. Although Offshore Fund might be considered to receive income that would be characterized as UBTI in the hands of a tax-exempt entity, Offshore Fund is treated as a corporation for U.S. income tax purposes. As described above, a tax-exempt investor in an organization treated as a partnership for federal income tax purposes will be attributed its allocable share of UBTI generated by the partnership's activities. UBTI, on the other hand (except in the case of a captive foreign insurance company, which Offshore Fund is not), does not pass through to the shareholders of an organization that is treated as a corporation for federal income tax purposes. Accordingly, any income from the activities or investments of Offshore Fund will not be included in the income of a tax-exempt investor in calculating its UBTI.

A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from TEI. See "ERISA Considerations."

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in TEI would most probably be classified as a nonfunctionally related asset. A determination that an interest in TEI is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in TEI. Of course, this factor would create less of a problem to the extent that the value of the investment in TEI is not significant in relation to the value of other assets held by a foundation.

In some instances, an investment in TEI by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of TEI, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in TEI in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from TEI is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board believes that TEI will meet such 95% gross income test.

A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. See "ERISA Considerations."

Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of Units is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

STATE AND LOCAL TAXATION

In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in TEI. State and local tax laws differ in the treatment of limited liability companies such as TEI. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, TEI intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction. State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of TEI generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which TEI acquires an interest may conduct business in a jurisdiction which will subject to tax a Member's share of the partnership's income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

TEI has been organized under the laws of the State of Delaware and maintains its office and operations in Illinois. Illinois does not currently impose any income tax on partnerships. As TEI directs and manages its business from its offices in Illinois, TEI may be subject to the Illinois Personal Property Replacement Income Tax, which is imposed at the rate of 1.5% of partnership net income attributable to Illinois. In addition, each Member which is a resident of Illinois, as well as each non-resident Member, assuming TEI is engaged in a trade or business, may be required annually to file an Illinois income tax return reporting his pro rata share of TEI's income. Illinois net income is currently taxed at the rate of 3% for individuals and 4.8% for C corporations, in addition to a corporate Personal Property Replacement Income Tax of 2.5%. Corporations, partnerships and certain trusts that are Members of TEI should not be subject to two levels of the replacement tax on their distributive share of partnership income allocated to Illinois. Instead, TEI will exclude such Members allocable share of income or loss from its income subject to the replacement tax on its Illinois Fund return. Therefore, TEI should not be required to pay any replacement tax on the corporate Members' allocable share of income, but such Member will still be required to pay the replacement tax at the 2.5% rate on its share of Fund income allocated to Illinois.

Each Member will also generally be required to include his share of partnership income in determining its taxable income in the state and local jurisdiction in which it is a resident and may not be subject to personal property taxes. To the extent that a non-resident Member pays taxes to Illinois or other jurisdictions due to TEI's conduct of business there, it may be entitled to a deduction or credit against taxes owed to its state of residence with respect to the same income.

Since Members may be affected in different ways by state and local law, each prospective Member is advised to consult with its personal tax advisor regarding the state and local taxes payable in connection with an investment in TEI.

                              ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in TEI.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the Portfolio Company's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects - Unrelated Business Taxable Income" and " -- Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in TEI, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in TEI may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

Because TEI is registered as an investment company under the 1940 Act, the underlying assets of TEI should not be considered to be "plan assets" of the ERISA Plans investing in TEI for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to TEI. A Benefit Plan which proposes to invest in TEI will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand TEI's investment objective, policies and strategies, that the decision to invest plan assets in TEI was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Benefit Plan Members may currently maintain relationships with the Adviser or its affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan Members should consult with counsel to determine if participation in TEI is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in TEI was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in TEI.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the Prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

                                    BROKERAGE

Each Hedge Fund Manager is directly responsible for placing orders for the execution of portfolio transactions for the Hedge Fund that it manages and for the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

In selecting brokers and dealers to execute transactions on behalf of a Hedge Fund, it is expected that each Hedge Fund Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although it is expected that each Hedge Fund Manager generally will seek reasonably competitive commission rates, a Hedge Fund Manager will not necessarily pay the lowest commission available on each transaction. The Hedge Fund Managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Hedge Fund Managers with respect to Hedge Funds may vary and will be governed by each Hedge Fund's organizational documents.

Consistent with the principle of seeking best price and execution, a Hedge Fund Manager may place orders for a Hedge Fund with brokers that provide the Hedge Fund Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Hedge Fund Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Hedge Fund Managers or their affiliates in providing services to clients other than the Hedge Funds. In addition, not all of the supplemental information is necessarily used by a Hedge Fund Manager in connection with the Hedge Fund it manages. Conversely, the information provided to a Hedge Fund Manager by brokers and dealers through which other clients of the Hedge Fund Manager or its affiliates effect securities transactions may be useful to the Hedge Fund Manager in providing services to the Hedge Fund.

Based on representations in Hedge Fund offering documents, TEI and the Portfolio Company generally believe that Hedge Funds will follow practices similar to those described above. As discussed in the sections of the prospectus addressing the risks of investing in Hedge Funds, however, TEI and the Portfolio Company have no control over Hedge Fund brokerage arrangements or operations and there is a risk of Hedge Fund misconduct.

                               VALUATION OF ASSETS

In general, as described in the Prospectus in "Calculation of Net Asset Value," TEI will, in computing its net asset value, value its interest in the Portfolio Company through its investment in Offshore Fund at the net asset value provided by the Portfolio Company to Offshore Fund and TEI. The Portfolio Company will, in computing its net asset value, value interests in Hedge Funds at their fair value, which the Portfolio Company's Board has determined will ordinarily be the values of those interests as determined by the Hedge Fund Managers of the Hedge Funds in accordance with policies established by the Hedge Funds. Offshore Fund will not hold investment securities other than Interests in the Portfolio Company. The Board has also established procedures for the valuation of investment securities, if any, held directly by TEI, and the Portfolio Company's Board has established substantially similar procedures for the valuation of investment securities held directly by the Portfolio Company. In general, those procedures are as follows:

Equity securities, puts, calls and futures traded on a U.S. securities or futures exchange or on Nasdaq are valued as follows:

(1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on Nasdaq, as applicable, on that day, or

(2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

(1) at the last sale price available to the pricing service approved by the Board, or

(2) at the last sale price obtained by the Fund, the Portfolio Company, or the Adviser from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or

(3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Board or obtained by TEI, the Portfolio Company, or Adviser from two active market makers in the security on the basis of reasonable inquiry:

(1) debt instruments that have a maturity of more than 397 days when issued,

(2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days,

(3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less, and (4) puts, calls and futures that are not traded on an exchange or on Nasdaq.

Money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts.

Securities (including restricted securities) not having readily available market quotations are valued at fair value determined under procedures established by the Board. If TEI, the Portfolio Company, or the Adviser is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available). The Portfolio Company's interests in Hedge Funds will not have readily available market quotations and will be valued at their "fair value," as determined under procedures established by the Portfolio Company's Board. As described in the Prospectus, with respect to the Portfolio Company's interests in Hedge Funds, the Portfolio Company will normally rely on valuation information provided by Hedge Fund Managers as being the "fair value" of such investments. The Portfolio Company's Board, however, will consider such information provided by Hedge Fund Managers, as well as other available information, and may possibly conclude in unusual circumstances that the information provided by a Hedge Fund Manager does not represent the "fair value" of the Portfolio Company's interests in Hedge Funds.

In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, TEI or the Adviser may use pricing services approved by the Board. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). TEI or the Adviser will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

The closing prices in the London foreign exchange market on a particular business day that are provided by a bank, dealer, or pricing service that TEI or the Adviser has determined to be reliable are used to value foreign currency, including forward foreign currency contracts, and to determine the U.S. dollar value of securities that are denominated or quoted in foreign currency.

                          ACCOUNTANTS AND LEGAL COUNSEL

Deloitte & Touche LLP serves as the independent auditors of TEI and Offshore Fund. Its principal business address is 180 N. Stetson Avenue, Chicago, Illinois 60601.

Kirkpatrick & Lockhart LLP, Boston, Massachusetts, acts as counsel to TEI.

                                    CUSTODIAN

SEI Private Trust Company (the "Custodian") serves as the custodian of TEI's, Offshore Fund's, and the Portfolio Company's assets, and may maintain custody of assets with domestic and non-

U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board or the Portfolio Company's Board. Assets of the Portfolio Company are not held by the Adviser or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                          RECORD OWNERS OF 5% OR MORE

Before the commencement of TEI's operations, the Adviser is the only person owning of record or beneficially more than 5% of the outstanding Units.

                            SUMMARY OF LLC AGREEMENT

The following is a summary description of additional items and of select provisions of the LLC Agreement that are not described elsewhere in this SAI or in TEI's Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix B to the Prospectus.

LIABILITY OF MEMBERS

Members in TEI will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, a Member will not be liable for the debts, obligations or liabilities of TEI solely by reason of being a Member, except that the Member may be obligated to make capital contributions to TEI pursuant to the LLC Agreement, to repay any funds wrongfully distributed to the Member. A Member may be required to contribute to TEI, whether before or after TEI's dissolution or after the Member ceases to be a Member, such amounts as TEI deems necessary to meet TEI's debts, obligations or liabilities (not to exceed for any Member, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the Member's Units and any other amounts received by the Member from TEI during or after the fiscal year to which any debt, obligation or liability of TEI is incurred).

DUTY OF CARE

The LLC Agreement provides that neither the Managers nor, if applicable, the Adviser (including certain of its affiliates, among others) shall be liable to TEI or any of the Members for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Managers by TEI, but not by the Members individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of TEI. A Manager will not be personally liable to any Member for the repayment of any balance in such Member's capital account or for contributions by such Member to the capital of TEI or by reason of any change in the Federal or state income tax laws applicable to TEI or its Members. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Manager for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

POWER OF ATTORNEY

By purchasing Units and by signing the LLC Agreement (which each Member will do by virtue of signing the Member certification form attached to the Prospectus as Appendix A), each Member will appoint the officers of TEI and each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of TEI as a limited liability company under Delaware law or signing all instruments effecting authorized changes in TEI or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of TEI.

The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the officers of TEI and each of the Managers and as such is irrevocable and continues in effect until all of such Member's Units have been withdrawn pursuant to a repurchase or redemption of the Units or a transfer to one or more transferees that have been approved by the Board for admission to TEI as substitute Members.

TERM, DISSOLUTION AND LIQUIDATION

TEI will be dissolved:

    -   upon the affirmative vote to dissolve TEI by the Board; or

    - upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of TEI; or

    -   as required by operation of law.

Upon the occurrence of any event of dissolution, the Board or a liquidator acting as such under appointment by the Board is charged with winding up the affairs of TEI and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the Prospectus under "Capital Accounts - Allocation of Net Profits and Losses."

Upon the dissolution of TEI, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of TEI, other than debts to Members, including actual or anticipated liquidation expenses, (2) next to satisfy debts, liabilities and obligations owing to the Members, (3) next to the Adviser to the extent of any balance in the Adviser's account, and (4) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

VOTING

Each Member has the right to cast a number of votes equal to the number of Units held by such Member at a meeting of Members called by the Board. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of TEI's agreement with any investment adviser of TEI, and certain other matters, to the extent that the 1940 Act requires a vote of Members on any such matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of TEI's business, and may not act for or bind TEI.

Whenever TEI as an investor in the Portfolio Company through Offshore Fund is requested to vote on matters pertaining to the Portfolio Company (other than the termination of the Portfolio Company's business, which may be determined by the Managers of the Portfolio Company without investor approval), TEI will hold a meeting of the Members and will vote its interest in the Portfolio Company through Offshore Fund for or against such matters proportionately to the instructions to vote for or against such matters received from the Members. TEI shall vote Units for which it receives no voting instructions in the same proportion as the Units for which it receives voting instructions.

REPORTS TO MEMBERS

TEI will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for such Members to complete Federal and state income tax or information returns, along with any other tax information required by law. TEI will send to Members a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act. Quarterly reports from the Adviser regarding the Portfolio Company's operations during each fiscal quarter also will be sent to Members.

FISCAL YEAR

For accounting purposes, TEI's fiscal year is the 12-month period ending on March 31. The first fiscal year of TEI will commence on the date of the initial closing and will end on March 31, 2004. For tax purposes, TEI intends to adopt the 12-month period ending December 31 of each year as its taxable year. However, in certain circumstances TEI may be required to adopt a taxable year ending on another date. A taxable year ending on such other date may therefore be required temporarily until TEI has attracted additional investors with calendar years for tax purposes, at which time TEI may be eligible to change its taxable year-end to December 31.

                       FUND ADVERTISING AND SALES MATERIAL

Advertisements and sales literature relating to TEI and reports to Members may include quotations of investment performance. In these materials, TEI's performance will normally be portrayed as the net return to an investor in TEI during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses. Other methods may also be used to portray TEI's investment performance. TEI's investment performance will vary from time to time, and past results are not necessarily representative of future results.

Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing TEI, may also be used to advertise or market TEI, including data and materials prepared by recognized sources of such information. Such information may include comparisons of TEI's investment performance to the performance of recognized market indices, risk measurement criteria, and other information related to the portfolio's performance. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in TEI.

                              FINANCIAL STATEMENTS

TEI will issue a complete set of financial statements on an annual basis prepared in accordance with generally accepted accounting principles.

MAN-GLENWOOD LEXINGTON TEI, LLC

Financial Statements as of January 23, 2004 and Independent Auditors' Report follow.

MAN-GLENWOOD LEXINGTON ASSOCIATES PORTFOLIO, LLC

Financial Statements as of March 31, 2003 and Independent Auditors' Report incorporated by reference by Man-Glenwood Lexington Associates Portfolio's Annual Report filed with the Commission on June 6, 2003.

INDEPENDENT AUDITORS' REPORT


To the Board of Managers and Member of
Man-Glenwood Lexington TEI, LLC:

We have audited the accompanying statement of assets and liabilities of Man-Glenwood Lexington TEI, LLC (the "Company"), as of January 23, 2004. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statement presents fairly, in all material respects, the financial position of the Company as of January 23, 2004, in conformity with accounting principles generally accepted in the United States of America.



March 22, 2004
Chicago, Illinois

MAN-GLENWOOD LEXINGTON TEI, LLC


STATEMENT OF ASSETS AND LIABILITIES
JANUARY 23, 2004

--------------------------------------------------------------------------------------------------------------------------


ASSETS
  Cash                                                                                                 $           100,000
                                                                                                       -------------------

  Total Assets                                                                                         $           100,000
                                                                                                       ===================

LIABILITIES                                                                                            $                 0

NET ASSETS                                                                                             $           100,000
                                                                                                       ===================

NET ASSETS -- Applicable to 1,000 units of beneficial interest outstanding                             $           100,000
                                                                                                       ===================

NET ASSET VALUE PER UNIT (net assets divided by 1,000 units of LLC interest)                           $               100
                                                                                                       ===================


See notes to financial statement

MAN-GLENWOOD LEXINGTON TEI, LLC


NOTES TO FINANCIAL STATEMENT
JANUARY 23, 2004
--------------------------------------------------------------------------------


1.  ORGANIZATION

Man-Glenwood Lexington TEI, LLC (the "Company") is a newly formed Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified, management investment company, designed for investment by tax-exempt and tax-deferred investors. The Company was formed on October 22, 2003.

The Company's investment objectives are to preserve capital, regardless of what transpires in the U.S. or global financial markets, generate attractive returns and thereby increase investors' wealth and produce returns which have a low correlation with major market indices. The Company will attempt to achieve its objectives by investing all or substantially all of its investable assets through an investment in Man-Glenwood Lexington TEI, LDC ("TEI LDC"), a limited duration company organized under the laws of the Cayman Islands that has the same investment objectives as the Company. TEI LDC was formed on January 30, 2004. As the Company intends to control substantially all of the operations of TEI LDC, it is expected that TEI LDC will be consolidated into the financial statements of the Company. TEI LDC will in turn invest substantially all of its investable assets in Man-Glenwood Lexington Associates Portfolio, LLC (the "Portfolio Company"), a separate closed-end, non-diversified management investment company registered under the 1940 act with the same investment objectives as the Company. The Portfolio Company attempts to achieve these objectives by utilizing a multi-strategy, multi-manager approach which allocates investor capital among hedge funds and other pooled investment vehicles such as limited partnerships, with a range of investment strategies, managed by independent investment managers. The Portfolio Company believes there are benefits to be derived from exposure to a broad range of hedge funds and investment strategies and that the fund of funds approach maximizes the potential for stable, positive returns over a full economic cycle.

Glenwood Capital Investments, L.L.C. (the "Adviser") will serve as the Company's administrative services provider. The Adviser is an Illinois limited liability company and is registered with the CFTC as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association ("NFA"). The Adviser is also registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

The Adviser also advises the Portfolio Company and other funds that also invest in the Portfolio Company. Man Investment Inc. ("MII"), an affiliate of the Adviser, will act as the Company's investor servicing agent and general distributor.

The Company's Board of Managers approved a Services Agreement with the Adviser, an Investor Servicing Agreement with MII, an Administrative and Escrow Agreement with SEI Investments Global Funds Services, a Custodian Agreement with SEI Private Trust Company, and a General Distributor's Agreement with MII.

The Portfolio Company pays the Adviser a management fee for the provision of investment advisory services computed at the annual rate of 1.75% on the outstanding net asset value determined as of the end of each month (before the redemption of any interests) and payable quarterly. The Company will also pay the Adviser an administrative services fee for the provision of administrative services computed at the annual rate of 0.25% based on the outstanding net asset value determined as of the end of each month (before any redemption of interests) and payable quarterly. The Company will pay MII an investor servicing fee for the provision of investor services computed at the annual rate of 0.50% based on the outstanding net asset value determined as of the end of each month (before any redemption of interests) and payable quarterly.

The Adviser has agreed to voluntarily reimburse expenses in excess of 3% of the Company's outstanding net asset value (before any redemption of interests) through December 31, 2005.

The Company currently intends to accept initial and additional subscriptions as of the first business day of each calendar month. It is expected that beginning January 1, 2006, subscriptions will be offered on a quarterly basis. The Company reserves the right to reject or suspend any subscription at any time. Members of the Company will not have the right to require the Company to redeem their investments. The Company will offer to repurchase outstanding investments pursuant to written tenders from time to time. Repurchase offers will be made at such times and on such terms as may be determined by the Board of Managers of the Company in its sole discretion.


2.  ORGANIZATIONAL EXPENSES

The Adviser has agreed to assume all organizational costs of the Company, which are estimated at $250,000. Additionally, the Adviser has agreed to bear all organizational costs relating to TEI LDC.

APPENDIX A: WAIVERS OF SALES LOAD

A. WAIVERS OF SALES LOAD FOR CERTAIN PURCHASERS.

Units purchased by the following investors are not subject to any sales load (and no commissions to brokers or dealers are paid on such purchases):

    -   The Adviser, the Distributor, or their affiliates;

    - Present or former officers, managers, trustees, registered representatives, and employees (and the "immediate family" of any such person, which term encompasses such person's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.)) of TEI, the Portfolio Company, the Distributor, the Adviser, and affiliates of the Distributor or the Adviser, and retirement plans established by them for their employees;

    - Purchasers for whom the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity;

    - Purchasers who use proceeds from an account for which the Distributor or the Adviser or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Units of TEI;

    - Brokers, dealers, and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals)

    - Broker-dealers, investment advisers or financial planners that have entered into an agreement with the Distributor and that purchase Units of TEI for (i) their own accounts or (ii) the accounts of eligible clients and that charge a fee to the client for their services;

    - Clients of such investment advisers or financial planners described above who place trades for the clients' own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker-dealer or agent that has entered into an agreement with the Distributor; and

    - Orders placed on behalf of other investment companies that the Distributor, the Adviser, or an affiliated company distributes.

B. WAIVERS OF SALES LOAD IN CERTAIN TRANSACTIONS.

Units issued or purchased in the following transactions are not subject to sales loads (and no commissions to brokers or dealers are paid on such purchases):

     - Units issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which TEI is a party.

     -   Units purchased by the reinvestment of distributions from TEI.

                           PART C--OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements:

         In Part A:        Not applicable.

         In Part B:        Independent Auditor's Report

                           Statement of Assets and Liabilities

                           Notes to Statement of Assets and Liabilities

(2) Exhibits:

         (a) Limited Liability Company Agreement dated as of October 22, 2003 is incorporated herein by reference to the Registrant's initial Registration Statement on Form N-2 (File Nos. 333-110072 and 811-21458) filed with the Securities and Exchange Commission (the "Commission") on October 29, 2003 ("Initial Registration Statement").

         (b) By-Laws filed are incorporated herein by reference to the Registrant's Initial Registration Statement.

         (c)      Not applicable.

         (d)      Not applicable.

         (e)      Not applicable.

         (f)      Not applicable.

         (g)      Not applicable.

         (h)      (i)      Form of General Distributor's Agreement filed
                           herewith.

                  (ii) Form of Selling Agreement between Man Investments Inc. and selected dealers, filed herewith.

         (i)      Not applicable.

         (j)      (i)      Custody Agreement filed herewith.

                  (ii)     Escrow Agreement filed herewith.

                  (iii)    Administration Agreement filed herewith.

         (k)      (i)      Services Agreement filed herewith.

                  (ii)     Form of Investor Servicing Agreement filed herewith.

                  (iii)    Expense Limitation Agreement filed herewith.

                  (iv) Man-Glenwood Lexington TEI, LDC Articles of Association filed herewith.

                  (v) Expense Arrangement between Man-Glenwood Lexington TEI, LDC and Glenwood Capital Investments, L.L.C. filed herewith.

         (l) Opinion and Consent of Kirkpatrick & Lockhart LLP filed herewith.

         (m)      Not applicable.

         (n)      (i)      Opinion and Consent of Kirkpatrick & Lockhart LLP on
                           tax matters filed herewith.

                  (ii)     Consent of Independent Auditors filed herewith.

         (o)      Not applicable.

         (p) Agreement Regarding Provision of Initial Capital filed herewith.

         (q)      Not applicable.

         (r)      Code of Ethics filed herewith.

         (s)      Power of Attorney filed herewith.

ITEM 25. MARKETING ARRANGEMENTS

         See Form of General Distributor's Agreement.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The approximate expenses in connection with the offering will be borne entirely by the Adviser and waived as to the Registrant.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         Man-Glenwood Lexington, LLC and Man-Glenwood Lexington Associates Portfolio, LLC may be considered to be under common control with Registrant at the time of this filing.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

         Set forth below is the number of record holders as of March 22, 2004, of each class of securities of the Registrant:

Title of Class                                                        Number of Record Holders
--------------                                                        ------------------------
Units of Limited Liability Company
Interests, par value $0.01 per share                                              1

ITEM 29. INDEMNIFICATION

         Registrant's Limited Liability Company Agreement and By-Laws and the General Distributor's Agreement contain provisions limiting the liability, and providing for indemnification, of the Registrant's Managers and officers under certain circumstances.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 29, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Reference is made to: (i) the information set forth under the caption "Investment Advisory and Other Services" in the Statement of Additional Information; and (ii) the Form ADV of Glenwood Capital Investments, L.L.C. (the "Adviser") (File No. 801-58047) filed with the Commission, all of which are incorporated herein by reference.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder (and all Offshore Fund accounts, books and records) are in the possession and custody of the Registrant's custodian, SEI Private Trust Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456, and its transfer agent, SEI Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, with the exception of certain organizational documents, portfolio trading documents and other policies and materials which are in the possession and custody of the Adviser, located at 123 N. Wacker Drive, 28th Floor, Chicago, Illinois, 60606, telephone number 312-881-6500. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Adviser.

ITEM 32. MANAGEMENT SERVICES

         Not applicable.

ITEM 33. UNDERTAKINGS

         1.       Not applicable.

         2.       Not applicable.

         3.       Not applicable.

         4.       The Registrant undertakes:

                  a. To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

                  (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

                  (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                  (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

                  b. That, for purposes of determining liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

                  c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         5.       Not applicable.

         6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                   SIGNATURES

         Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chicago and the State of Illinois, on the 22nd day of March 2004.

                                                 MAN-GLENWOOD LEXINGTON TEI, LLC

                                                 By: /s/ John Rowsell
                                                     ----------------
                                                     John Rowsell
                                                     President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature            Title                                 Date
---------            -----                                 ----
/s/ John Rowsell*
----------------     President (Principal Executive
John Rowsell         Officer)                              March 22, 2004

/s/ Alicia Derrah*
-----------------    Treasurer (Principal Financial and
Alicia Derrah        Accounting Officer)                   March 22, 2004

/s/ John Kelly*
--------------
John Kelly           Manager                               March 22, 2004

/s/ Marvin Damsma*
-----------------
Marvin Damsma        Manager                               March 22, 2004

/s/ Dale M. Hanson*
------------------
Dale M. Hanson       Manager                               March 22, 2004

*By: /s/ Steven Zoric
    --------------------
     Steven Zoric
     (as attorney-in-fact)

                                   SIGNATURES

            Man-Glenwood Lexington Associates Portfolio, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chicago and the State of Illinois, on the 22nd day of March 2004.

                                             MAN-GLENWOOD LEXINGTON
                                             ASSOCIATES PORTFOLIO, LLC

                                             By: /s/ John B. Rowsell
                                                 -------------------
                                                 John B. Rowsell
                                                 President

            Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature            Title                                 Date
---------            -----                                 ----
/s/ John Rowsell*
----------------     President (Principal Executive
John Rowsell         Officer)                              March 22, 2004

/s/ Alicia Derrah*
-----------------    Treasurer (Principal Financial and
Alicia Derrah        Accounting Officer)                   March 22, 2004

/s/ John Kelly*
--------------
John Kelly           Manager                               March 22, 2004

/s/ Marvin Damsma*
-----------------
Marvin Damsma        Manager                               March 22, 2004

/s/ Dale M. Hanson*
------------------
Dale M. Hanson       Manager                               March 22, 2004

*By: /s/ Steven Zoric
    --------------------
     Steven Zoric
     (as attorney-in-fact)

INDEX TO EXHIBITS

(h)(i)   Form of General Distributor's Agreement

(h)(ii)  Form of Selling Agreement

(j)(i)   Custody Agreement

(j)(ii)  Escrow Agreement

(j)(iii) Administration Agreement

(k)(i)   Services Agreement

(k)(ii)  Form of Investor Servicing Agreement

(k)(iii) Expense Limitation Agreement

(k)(iv)  Man-Glenwood Lexington TEI, LDC Articles of Association

(k)(v) Expense Arrangement between Man-Glenwood Lexington TEI, LDC and Glenwood Capital Investments. L.L.C.

(l)      Opinion and Consent of Kirkpatrick & Lockhart LLP

(n)(i)   Opinion and Consent of Kirkpatrick & Lockhart LLP on tax matters

(n)(ii)  Consent of Independent Auditors

(p)      Agreement Regarding Provision of Initial Capital

(r)      Code of Ethics

(s)      Power of Attorney